[LOGO OF EATON VANCE     Investing
MUTUAL FUNDS APPEARS
HERE]                    for the
                                                              EDUCATION
                         21st
                                                       [PHOTOGRAPH APPEARS HERE]
                         Century



     Annual Report August 31, 1997


                                                                         Alabama
                                  EATON VANCE
[PHOTOGRAPH                                                             Arkansas
APPEARS                           MUNICIPALS
HERE]                                                                    Georgia
                                     TRUST
                                                                        Kentucky
                                  TRADITIONAL
                                                                       Louisiana
                     Global Management-Global Distribution
                                                                        Maryland

[PHOTOGRAPH                                                             Missouri
APPEARS
HERE]                                                             North Carolina

                                                                          Oregon

                                                                  South Carolina

                                                                       Tennessee

                                                                        Virginia

EV Traditional Municipals Funds as of August 31, 1997

LETTER TO SHAREHOLDERS


[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter,
President

The municipal bond market has continued to respond favorably in 1997 to an economic climate characterized by solid growth and low inflation. First quarter GDP rose 4.9%, while GDP in the second quarter posted a 3.3% gain, according to the U.S. Commerce Department. Meanwhile, inflation has remained in the 2-to-3% range. While the Federal Reserve elected to raise short-term rates slightly in March, it has since maintained a generally stable interest rate policy in response to a benign inflation outlook. Not surprisingly, municipal bonds have turned in solid returns, with the Lehman Brothers Municipal Bond Index* - an unmanaged index of municipal bonds - rising 9.2% during the year ended August 31, 1997.

The municipal bond market has been characterized by heavy issuance and strong investor demand

According to Standard & Poor's, nearly $227 billion in municipal securities were brought to market in 1996, a 14% increase from the prior year. Thus far in 1997, municipal issuance has kept up that pace. Issuers have redeemed older bonds with relatively high coupons and replaced them with new bonds bearing lower coupons. This municipal refunding activity has been sparked in part by the strong market rally of recent months that has seen yields for 30-year AAA-rated general obligations decline to the 5.35% level at August 31, according to Bloomberg. At that level, municipal yields represent 81% of 30-year Treasury yields, making them an attractive option for investors.

                           [BAR GRAPH APPEARS HERE]

Municipal bonds yield 81% of Treasury yields
30-Year AAA-rated General Obligation (GO) Bonds*                         5.35%
Taxable equivalent yield in 36% tax bracket                              8.36%
30-Year Treasury bond                                                    6.61%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of August 31, 1997.

Past performance is no guarantee of future results.
Source: Bloomberg, L.P.

Amid Washington's newly found fiscal responsibility, the outlook for municipal bonds appears bright

We believe the long-term outlook for municipal bonds has improved in the past year for several reasons. First, with Congress and the Clinton Administration having reached agreement on a plan to balance the budget by 2002, the budgetary nightmare that has long plagued the nation may be coming to an end. A balanced budget would sharply reduce the government's borrowing needs, leading to lower interest rates and channeling investments into more productive areas of the economy. Second, even after the recently enacted capital gains tax cut, the marginal tax rates of many taxpayers remain high. For those taxpayers, municipal bonds may still be one of the best vehicles for tax relief. And finally, a balanced investment portfolio features a mix of equities, bonds, and cash. We believe, that following three years of stock market outperformance, investors should consider reallocating a portion of their portfolios to bonds in order to maintain a prudent asset allocation. For these reasons, we believe that the municipal market will continue to attract investments from tax-conscious investors. Eaton Vance will continue its leadership role in seeking high, tax-free income for investors.

                                            Sincerely,

                                            /s/ Thomas J. Fetter

                                            Thomas J. Fetter,
                                            President
                                            October 7, 1997


*It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Traditional Alabama Municipals Fund as of August 31, 1997

INVESTMENT UPDATE


[PHOTO OF WILLIAM H. AHERN APPEARS HERE]
William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Economic growth in Alabama slowed in 1996 after several years of solid activity. Annual gross state product (GSP) growth exceeded 3% in 1993, 1994, and 1995, while payroll employment grew 2.5% in each of those years. In 1996, GSP growth fell to less than 2%, while payroll employment grew 1.1%.

 . Part of the economic slowdown in 1996 resulted from declines in the apparel and textile industries, which lost almost 9,000 jobs. Mining employment increased, however, as did employment in the construction, retail, and financial sectors.

 . Farm income growth has been strong in the past several years, ranking Alabama near the top of the southeastern U.S. in this sector.

 .  Despite a slow year in 1996, Alabama's 1997 economic outlook is positive.
   A new large-scale Mercedes auto manufacturing plant, opening this year, will create many new jobs and may help boost state population. GSP growth is expected to rise to 3%, while payrolls are expected to grow by 2%.

Management Update
--------------------------------------------------------------------------------
 . The bond market has been generally favorable over the past year, with declining interest rates translating into solid total returns for investors. Recently the market has been fairly volatile, providing opportunities to find attractive bonds for the Fund.

 . Portfolio management has focused on finding discount bonds, which have better upside potential, while our research staff has focused on locating non-rated, higher-yielding bonds which can increase the Fund's income without taking unnecessary risks.

 . Insured bonds, prevalent in Alabama, provide excellent security but do not offer as much upside potential. As a result, fund turnover has been low as we increasingly seek issues meeting our high total return criteria.

The Fund
--------------------------------------------------------------------------------
 . During the year ended August 31, 1997, the Fund had a total return of 8.7%./1/ This return resulted from an increase in net asset value per share to $9.86 on August 31, 1997 from $9.54 on August 31, 1996, and the reinvestment of $0.494 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.86 per share, the Fund's distribution rate on August 31, 1997 was 5.01%. The SEC 30-day yield on that date was 4.37%./3/

 . To equal 5.01% in a taxable investment, a couple in the 39.2% combined federal and state tax bracket would need a yield of 8.24%.

Your Investment at Work
--------------------------------------------------------------------------------
   City of Birmingham Special Care Facilities Financing Authority -- Children's Hospital

[GRAPHIC OF MEDICAL SYMBOL APPEARS HERE]

 . This bond issue helped finance several significant capital improvements to The Children's Hospital of Alabama, a 190-bed, highly specialized acute care facility for infants and children affiliated with The University of Alabama, Birmingham.

 . Improvements included renovations to the emergency department, special care nursery, burn unit, psychiatric unit, and several clinic facilities and replacement of the hospital's magnetic resonance imaging (MRI) system. A new 1,711-space parking facility was also built.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 4.75% initial sales charge.
/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect initial sales charge as noted. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
 * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/7/93. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
 ** This figure represents the Fund's performance including the Fund's maximum
    4.75% initial sales charge.

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997


Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   8.7%
Life of Fund (12/7/93)                                                     4.6


SEC Average Annual Total Returns (including maximum 4.75% sales charge)
--------------------------------------------------------------------------------
One Year                                                                   3.5%
Life of Fund (12/7/93)                                                     3.3

Comparison of Change In Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From December 31, 1993, through August 31, 1997

                           [LINE CHART APPEARS HERE]

                     EV Traditional                            Lehman Brothers
Date             Alabama Municipals Fund   Fund/Off Price** Municipal Bond Index
----             -----------------------   --------------   --------------------
12/31/93                $10,000                $9,526               $10,000
01/31/94                $10,097                $9,618               $10,114
02/28/94                 $9,825                $9,359                $9,852
03/31/94                 $9,318                $8,876                $9,451
04/30/94                 $9,400                $8,954                $9,531
05/31/94                 $9,493                $9,043                $9,614
06/30/94                 $9,401                $8,955                $9,558
07/31/94                 $9,616                $9,159                $9,730
08/31/94                 $9,617                $9,161                $9,764
09/30/94                 $9,432                $8,985                $9,621
10/31/94                 $9,196                $8,760                $9,450
11/30/94                 $8,956                $8,531                $9,279
12/31/94                 $9,254                $8,815                $9,483
01/31/95                 $9,598                $9,142                $9,754
02/28/95                 $9,909                $9,439               $10,038
03/31/95                 $9,996                $9,522               $10,153
04/30/95                 $9,983                $9,509               $10,165
05/31/95                $10,284                $9,796               $10,490
06/30/95                $10,108                $9,628               $10,398
07/31/95                $10,180                $9,697               $10,496
08/31/95                $10,281                $9,793               $10,630
09/30/95                $10,320                $9,830               $10,697
10/31/95                $10,511               $10,012               $10,852
11/30/95                $10,713               $10,204               $11,032
12/31/95                $10,827               $10,314               $11,138
01/31/96                $10,888               $10,372               $11,223
02/28/96                $10,789               $10,277               $11,147
03/31/96                $10,636               $10,131               $11,004
04/30/96                $10,636               $10,132               $10,973
05/31/96                $10,649               $10,144               $10,969
06/30/96                $10,762               $10,252               $11,088
07/31/96                $10,854               $10,340               $11,189
08/31/96                $10,845               $10,331               $11,186
09/30/96                $11,016               $10,494               $11,343
10/31/96                $11,087               $10,561               $11,471
11/30/96                $11,248               $10,714               $11,681
12/31/96                $11,227               $10,695               $11,632
01/31/97                $11,264               $10,730               $11,654
02/28/97                $11,378               $10,838               $11,761
03/31/97                $11,228               $10,696               $11,604
04/30/97                $11,346               $10,808               $11,701
05/31/97                $11,525               $10,978               $11,877
06/30/97                $11,620               $11,069               $12,004
07/31/97                $11,931               $11,365               $12,336
08/31/97                $11,790               $11,231               $12,220

--------------------------------------------------------------------------------
   Federal income tax information on distributions: For federal income tax purposes, 99.69% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Arkansas Municipals Fund as of August 31, 1997

INVESTMENT UPDATE


[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Manufacturing plays an important role in Arkansas' economy, and weakness in this sector -- in part due to the effects of a national decline in the apparel and textile industries -- caused the state's economy to slow in 1995-1996 after strong years in 1993 and 1994. Growth in gross state product (GSP) in 1996 was 2.4%, down from over 4% in 1993 and 1994.

 . Despite the short-term decline in manufacturing, other industries remain healthy and are expanding, including communications and utilities, retailing, financial services, business services and health care.

 . In the fall of 1996, manufacturing began to recover, especially in the construction, lumber & furniture and durable goods industries. As a result, GSP in Arkansas is expected to grow 3.1% in 1997 and 3.4% in 1998. Population growth has slowed somewhat but is still stronger than in the 1980s.

Management Update
--------------------------------------------------------------------------------
 . This has been a generally positive year for the bond market, with favorable returns overall. However, the market has been increasingly volatile. Quarterly price swings often resulted from whether or not economic data confirmed or negated the so-called "new economy paradigm," which states, in part, that productivity gains allow growth to continue with low inflation.

 . Due to the decline in supply of new issues, Arkansas bonds performed very well. This allowed us to selectively sell some holdings at advantageous prices when it was appropriate to do so.

 . We continue to maintain diversification in the Portfolio across sectors and credit quality as we seek to combine high-quality insured holdings, which provide upside performance, with higher-yielding issues, which provide income and stability in a down market.

The Fund
--------------------------------------------------------------------------------
 . During the year ended August 31, 1997, the Fund had a total return of 8.5%./1/
  This return resulted from an increase in net asset value per share to $9.81 on August 31, 1997 from $9.52 on August 31, 1996, and the reinvestment of $0.503 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.81 per share, the Fund's distribution rate on August 31, 1997 was 5.14%. The SEC 30-day yield on that date was 4.89%./3/

 . To equal 4.28% in a taxable investment, a couple in the 40.48% combined federal and state tax bracket would need a yield of 8.64%.

Your Investment at Work
--------------------------------------------------------------------------------
  Northwest Arkansas Regional Airport Authority -- Series 1997 Airport Revenue Bonds

[GRAPHIC OF AIRPLANE APPEARS HERE]

 . This bond issue will finance the design and construction of a new airport and airfield facilities to replace the existing Drake Field and will serve the expanding needs of northwest Arkansas.

 . The new facility will include an 8,800 foot long runway and a parallel taxiway that is 8,800 feet by 150 feet. It will be served by an air traffic control tower and a fully equipped air rescue and fire fighting facility. The two-level, 77,800 square foot terminal building will provide all necessary services and conveniences.

--------------------------------------------------------------------------------

/1/  This return does not include the maximum 4.75% initial sales charge.
/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect initial sales charge as noted. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 2/9/94. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
** This figure represents the Fund's performance including the Fund's maximum 4.75% initial sales charge.

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997


Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                  8.5%
Life of Fund (2/9/94)                     4.5
SEC Average Annual Total Returns (including maximum 4.75% sales charge)
--------------------------------------------------------------------------------
One Year                                  3.4%
Life of Fund (2/9/94)                     3.0

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From February 28, 1994, through August 31, 1997

[LINE GRAPH APPEARS HERE]


                 EV Traditional              Fund/            Lehman Brothers 7-Year
  Date       Arkansas Municipals Fund   Offering Price**       Municipal Bond Index
-------      ------------------------   --------------         --------------------
 2/28/94           $10,000                  $9,523               $10,000
 3/31/94            $9,452                  $9,001                $9,593
 4/30/94            $9,543                  $9,087                $9,674
 5/31/94            $9,644                  $9,184                $9,758
 6/30/94            $9,500                  $9,047                $9,701
 7/31/94            $9,723                  $9,259                $9,876
 8/31/94            $9,795                  $9,327                $9,910
 9/30/94            $9,620                  $9,161                $9,765
10/31/94            $9,311                  $8,867                $9,592
11/30/94            $9,029                  $8,598                $9,418
12/31/94            $9,295                  $8,852                $9,625
 1/31/95            $9,617                  $9,159                $9,900
 2/28/95            $9,949                  $9,474               $10,188
 3/31/95           $10,026                  $9,547               $10,305
 4/30/95           $10,013                  $9,536               $10,318
 5/31/95           $10,293                  $9,802               $10,647
 6/30/95           $10,128                  $9,645               $10,554
 7/31/95           $10,201                  $9,714               $10,654
 8/31/95           $10,335                  $9,842               $10,789
 9/30/95           $10,407                  $9,910               $10,857
10/31/95           $10,566                 $10,062               $11,015
11/30/95           $10,756                 $10,243               $11,198
12/31/95           $10,882                 $10,363               $11,305
 1/31/96           $10,922                 $10,401               $11,391
 2/28/96           $10,802                 $10,287               $11,314
 3/31/96           $10,640                 $10,132               $11,169
 4/30/96           $10,619                 $10,112               $11,138
 5/31/96           $10,611                 $10,105               $11,133
 6/30/96           $10,702                 $10,191               $11,255
 7/31/96           $10,794                 $10,280               $11,357
 8/31/96           $10,786                 $10,272               $11,354
 9/30/96           $10,946                 $10,424               $11,513
10/31/96           $11,029                 $10,503               $11,643
11/30/96           $11,202                 $10,668               $11,856
12/31/96           $11,182                 $10,649               $11,806
 1/31/97           $11,185                 $10,652               $11,828
 2/28/97           $11,288                 $10,749               $11,937
 3/31/97           $11,175                 $10,642               $11,778
 4/30/97           $11,247                 $10,710               $11,876
 5/31/97           $11,402                 $10,859               $12,055
 6/30/97           $11,522                 $10,972               $12,184
 7/31/97           $11,786                 $11,223               $12,521
 8/31/97           $11,706                 $11,147               $12,404

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.69% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Georgia Municipals Fund as of August 31, 1997

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------
 . As Georgia geared up for the 1996 Olympic games, its economy benefited for several years from the activity surrounding the preparations. As a result, gross state product (GSP) increased by more than 5% annually in 1993, 1994 and 1995.

 . During the Olympic year, activity slowed somewhat, and the state's GSP rose
  4.6%. This year the economy is expected to continue growing, albeit at a slower 3% level. Growth in 1998 is also forecast to rise at a 3% pace.

 . The service sector was Georgia's primary beneficiary of the 1996 Olympics, and it slowed considerably when the Games ended. Fortunately, manufacturing picked up in 1996 and is continuing to expand. Construction remains healthy, as are trade, services, and transportation, which all saw growth exceeding 4% in 1996. Government spending has slowed, primarily as a result of defense cutbacks.

Management Discussion
--------------------------------------------------------------------------------
 . Municipal issuance at the state level has been fairly low this past year, and Georgia's municipal market was no exception. As a result, we focused our efforts in sectors where issuance was higher.

 . Two sectors where we found higher issuance were the hospital and industrial development revenue (IDR) areas. IDR bonds tend to provide higher yields and good credit diversification. The hospital bonds we found offer excellent call protection, which enhances their long-term performance.

 . Housing bonds have also offered some value recently, as they offer a yield advantage over revenue bonds. Moreover, they generally involve offering lower prepayment risk because mortgage rates are historically low.

The Fund
--------------------------------------------------------------------------------
 . During the year ended August 31, 1997, the Fund had a total return of 8.7%./1/
  This return resulted from an increase in net asset value per share to $9.50 on August 31, 1997 from $9.21 on August 31, 1996, and the reinvestment of $0.491 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.50 per share, the Fund's distribution rate on August 31, 1997 was 5.17%. The SEC 30-day yield on that date was 4.63%./3/

 . To equal 5.17% in a taxable investment, a couple in the 39.84% combined federal and state tax bracket would need a yield of 8.59%.

Your Investment at Work
--------------------------------------------------------------------------------

[GRAPHIC OF FACTORY APPEARS HERE]

  Cartersville, Georgia Development Authority -- Sewage Facilities Revenue Bonds, Anheuser-Busch Project

 . This industrial development revenue bond provides funding to improve and expand sewage facilities located near the Anheuser-Busch brewery in Cartersville, Georgia.

 . The bonds are backed by the full faith and credit of Anheuser-Busch Companies, Inc., the world's largest brewer of beer.

 . The bonds are rated A1 by Moodys and A+ by Standard & Poor's and are a good example of a higher yielding issue backed by a sound corporate entity.

--------------------------------------------------------------------------------
/1/  This return does not include the maximum 4.75% initial sales charge.
/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect initial sales charge as noted. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/7/93. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
** This figure represents the Fund's performance including the Fund's maximum 4.75% initial sales charge.

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997


Performance/4/
------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
------------------------------------------------------------------------
One Year                                                            8.7%
Life of Fund (12/7/93)                                              3.7


SEC Average Annual Total Returns (including maximum 4.75% sales charge)
------------------------------------------------------------------------
One Year                                                            3.5%
Life of Fund (12/7/93)                                              2.3

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From December 31, 1993, through August 31, 1997

                           [LINE GRAPH APPEARS HERE]


                    EV Traditional                                Lehman Brothers
                       Georgia                                      Municipal
     Date          Municipals Fund             Fund/Off Price**    Bond Index
--------------------------------------------------------------------------------
  12/31/93             $10,000                     $9,524          $10,000
   1/31/94             $10,136                     $9,654          $10,114
   2/28/94              $9,873                     $9,403           $9,852
   3/31/94              $9,354                     $8,909           $9,451
   4/30/94              $9,414                     $8,966           $9,531
   5/31/94              $9,455                     $9,005           $9,614
   6/30/94              $9,341                     $8,896           $9,558
   7/31/94              $9,514                     $9,061           $9,730
   8/31/94              $9,534                     $9,081           $9,764
   9/30/94              $9,369                     $8,923           $9,621
  10/31/94              $9,120                     $8,686           $9,450
  11/30/94              $8,836                     $8,416           $9,279
  12/31/94              $9,093                     $8,660           $9,483
   1/31/95              $9,385                     $8,938           $9,754
   2/28/95              $9,664                     $9,205          $10,038
   3/31/95              $9,752                     $9,288          $10,153
   4/30/95              $9,728                     $9,265          $10,165
   5/31/95              $9,976                     $9,502          $10,490
   6/30/95              $9,810                     $9,343          $10,398
   7/31/95              $9,850                     $9,381          $10,496
   8/31/95              $9,973                     $9,499          $10,630
   9/30/95             $10,045                     $9,567          $10,697
  10/31/95             $10,225                     $9,739          $10,852
  11/30/95             $10,427                     $9,931          $11,032
  12/31/95             $10,542                    $10,041          $11,138
   1/31/96             $10,582                    $10,078          $11,223
   2/28/96             $10,481                     $9,983          $11,147
   3/31/96             $10,316                     $9,825          $11,004
   4/30/96             $10,294                     $9,804          $10,973
   5/31/96             $10,307                     $9,817          $10,969
   6/30/96             $10,409                     $9,914          $11,088
   7/31/96             $10,512                    $10,012          $11,189
   8/31/96             $10,514                    $10,014          $11,186
   9/30/96             $10,686                    $10,177          $11,343
  10/31/96             $10,779                    $10,267          $11,471
  11/30/96             $10,964                    $10,442          $11,681
  12/31/96             $10,919                    $10,400          $11,632
   1/31/97             $10,921                    $10,402          $11,654
   2/28/97             $11,035                    $10,510          $11,761
   3/31/97             $10,909                    $10,390          $11,604
   4/30/97             $11,003                    $10,480          $11,701
   5/31/97             $11,159                    $10,628          $11,877
   6/30/97             $11,230                    $10,696          $12,004
   7/31/97             $11,542                    $10,993          $12,336
   8/31/97             $11,425                    $10,881          $12,220

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.15% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Kentucky Municipals Fund as of August 31, 1997

INVESTMENT UPDATE

[PHOTO OF NICOLE ANDERES APPEARS HERE]

Nicole Anderes,
Portfolio Manager

The Economy

 . Kentucky's economy slowed in 1996, after posting solid growth the previous four years. The primary causes for the slowdown were declines in the manufacturing and mining sectors. Total payroll employment, which grew 3.2% in 1994 and 2.9% in 1995, grew a more modest 1.7% last year.

 . Economic growth in Kentucky, as measured by gross state product (GSP), was 1.1% in 1996. Within manufacturing, heavy industries such as furniture, transportation equipment, and printing performed well.

 . Non-manufacturing sectors helped buoy the economy as the state continues to diversify its base. The trade, transportation, finance and business services sectors all posted solid gains in 1996. Growth is expected to revive somewhat in 1997 and 1998, with forecasted GSP gains of 2.3% and 2.6%, respectively.

Management Update

 . The Fund's strong performance over the past year resulted from a combination of several positive factors. First, the Fund's coupon "barbell" structure--in which high and low coupon bonds are balanced--performed well in a generally declining interest rate environment. Second, duration was kept in a targeted range to reduce volatility. Finally, the large portfolio allocation to high-yielding IDBs helped boost total return.

 . During the period, the Fund was restructured by increasing the number of lower-priced bonds, which perform especially well when rates decline, and by improving call protection.

 . With a combination of yield, or high-coupon bonds on the one hand, and lower-priced "performance"--bonds on the other, the Fund has a "barbell"--structure which provides both income and total return.


--------------------------------------------------------------------------------
Fund Information
as of August 31, 1997

Performance/4/
------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
------------------------------------------------------------------------
One Year                                               9.8%
Life of Fund (12/7/93)                                 4.3


SEC Average Annual Total Returns (including maximum 4.75% sales charge)
------------------------------------------------------------------------
One Year                                               4.6%
Life of Fund (12/7/93)                                 2.9

The Fund

 . During the year ended August 31, 1997, the Fund had a total return of 9.8%./1/
  This return resulted from an increase in net asset value per share to $9.68 on August 31, 1997 from $9.29 on August 31, 1996, and the reinvestment of $0.502 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.68 per share, the Fund's distribution rate on August 31, 1997 was 5.19%. The SEC 30-day yield on that date was 4.33%./3/

 . To equal 5.19% in a taxable investment, a couple in the 42.92% combined federal and state tax bracket would need a yield of 9.09%.

Your Investment at Work

  Jefferson County Health Facilities Revenue Bonds -- University of Louisville Medical Center Project

 . The proceeds from these bonds--issued in the summer of 1997--will be used to help finance major improvements and renovations at the University of Louisville Medical Center. Areas to be improved include the emergency room, Cancer Center, and the University Health Center.

 . The bonds have good call protection and performance potential, and they carry triple-A ratings from both the Moody's and Standard & Poor's rating services due to their insured status.

--------------------------------------------------------------------------------
/1/  This return does not include the maximum 4.75% initial sales charge.

/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.

/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect initial sales charge as noted. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/7/93. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.

 ** This figure represents the Fund's performance including the Fund's maximum 4.75% initial sales charge.

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index
From December 31, 1993, through August 31, 1997

                           [LINE GRAPH APPEARS HERE]

                  EV
              Traditional                         Lehman
               Kentucky                          Brothers
              Municipals        Fund/Off        Municipal
  Date           Fund            Price          Bond Index
  ----        -----------       --------        ----------
12/31/93        $10,000          $9,524          $10,000
 1/31/94        $10,097          $9,616          $10,114
 2/28/94         $9,824          $9,356           $9,852
 3/31/94         $9,285          $8,843           $9,451
 4/30/94         $9,366          $8,921           $9,531
 5/31/94         $9,428          $8,980           $9,614
 6/30/94         $9,315          $8,872           $9,558
 7/31/94         $9,520          $9,067           $9,730
 8/31/94         $9,531          $9,077           $9,764
 9/30/94         $9,335          $8,891           $9,621
10/31/94         $9,066          $8,635           $9,450
11/30/94         $8,815          $8,395           $9,279
12/31/94         $9,083          $8,651           $9,483
 1/31/95         $9,439          $8,990           $9,754
 2/28/95         $9,741          $9,278          $10,038
 3/31/95         $9,829          $9,362          $10,153
 4/30/95         $9,828          $9,360          $10,165
 5/31/95        $10,120          $9,639          $10,490
 6/30/95         $9,944          $9,471          $10,398
 7/31/95        $10,006          $9,530          $10,496
 8/31/95        $10,131          $9,649          $10,630
 9/30/95        $10,203          $9,718          $10,697
10/31/95        $10,374          $9,880          $10,852
11/30/95        $10,577         $10,074          $11,032
12/31/95        $10,694         $10,185          $11,138
 1/31/96        $10,734         $10,223          $11,223
 2/28/96        $10,612         $10,108          $11,147
 3/31/96        $10,482          $9,983          $11,004
 4/30/96        $10,472          $9,973          $10,973
 5/31/96        $10,475          $9,976          $10,969
 6/30/96        $10,589         $10,085          $11,088
 7/31/96        $10,660         $10,152          $11,189
 8/31/96        $10,628         $10,123          $11,186
 9/30/96        $10,801         $10,287          $11,343
10/31/96        $10,896         $10,378          $11,471
11/30/96        $11,047         $10,522          $11,681
12/31/96        $11,039         $10,514          $11,632
 1/31/97        $11,077         $10,550          $11,654
 2/28/97        $11,180         $10,648          $11,761
 3/31/97        $11,078         $10,551          $11,604
 4/30/97        $11,162         $10,631          $11,701
 5/31/97        $11,331         $10,792          $11,877
 6/30/97        $11,451         $10,906          $12,004
 7/31/97        $11,741         $11,183          $12,336
 8/31/97        $11,672         $11,117          $12,220

Federal income tax information on distributions: For federal income tax purposes, 99.70% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.

EV Traditional Louisiana Municipals Fund as of August 31, 1997

INVESTMENT UPDATE


[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 . Louisiana's economy has slowed in the past few years, but the out-look is still brighter than it was during the 1980s. In the last decade, the state's population showed virtually no increase. Thus far in the 1990s, it has increased at a modest, but significant, 0.5% annually.

 . Louisiana's population increase indicates that the state's economy is indeed becoming more diversified. Gross state product (GSP), the primary measure of economic growth, increased 1.3% in 1996. GSP growth is expected to drop slightly to 1% for 1997 but then rise to 2% in 1998.

 . Several economic sectors showed strength in 1996. The oil and gas extraction industries recovered from a difficult year in 1995, helping to boost personal incomes. Durable goods, including fabricated metals, electronics, and transportation equipment, all posted solid gains last year. Business services led the service sector with growth of 4.4%.

Management Update
--------------------------------------------------------------------------------

 . The past year has generally been a positive and fairly quiet period for the municipal market overall and in Louisiana. Municipals outperformed Treasuries in the early part of the 12-month period, then underperformed; they are now trading at their historically normal range.

 . As the Fund has aged, we have been looking for new issues to complement the existing high-coupon bonds. While these are good for income, they lack the upside potential we would like. Recently we added some zero coupon bonds, which gives the Fund the performance upside that it needed.

 . The state has quite a few industrial revenue bonds, and, as a result, so does the Fund. We have added some hospital issues to bring increased diversity.

The Fund
--------------------------------------------------------------------------------

 . During the year ended August 31, 1997, the Fund had a total return of 9.4%./1/ This return resulted from an increase in net asset value per share to $9.75 on August 31, 1997 from $9.42 on August 31, 1996, and the reinvestment of $0.534 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.75 per share, the Fund's distribution rate on August 31, 1997 was 5.48%. The SEC 30-day yield on that date was 5.33%./3/

 . To equal 5.48% in a taxable investment, a couple in the 39.84% combined federal and state tax bracket would need a yield of 9.11%.

Your Investment at Work
--------------------------------------------------------------------------------

   State of Louisiana -- Orleans Levee District Levee Improvement and Public Improvement Bonds

[GRAPHIC OF MASONRY APPEARS HERE]

 . The Orleans Levee District is responsible for the construction and maintenance of levees, seawalls, and other hurricane and flood protection structures surrounding the city of New Orleans.

 . This bond issue helped finance a major capital improvement program designed to enhance the District's existing system of protection from 100-year floods.

 . The bonds carry triple-A ratings from both the Standard & Poor's and Moody's rating services.

--------------------------------------------------------------------------------
/1/This return does not include the maximum 4.75% initial sales charge.
/2/A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect initial sales charge as noted. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 2/14/94. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
** This figure represents the Fund's performance including the Fund's maximum
   4.75% initial sales charge.

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997


Performance/4/
------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
------------------------------------------------------------------------
One Year                                                          9.4%
Life of Fund (2/14/94)                                            4.7


SEC Average Annual Total Returns (including maximum 4.75% sales charge)
------------------------------------------------------------------------
One Year                                                          4.2%
Life of Fund (2/14/94)                                            3.2

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From February 28, 1994, through August 31, 1997

                           [LINE GRAPH APPEARS HERE]


                                                                    EV Traditional Louisiana
              Lehman Brothers                                            Municipals Fund
  Date      Municipal Bond Index       Fund/Off Price**         Fund, including max. sales charge
  ----      --------------------       --------------           ---------------------------------
 2/28/94           $10,000                 $9,522                            $10,000
 3/31/94            $9,593                 $9,022                             $9,475
 4/30/94            $9,674                 $9,120                             $9,578
 5/31/94            $9,758                 $9,228                             $9,692
 6/30/94            $9,701                 $9,112                             $9,569
 7/31/94            $9,876                 $9,307                             $9,775
 8/31/94            $9,910                 $9,300                             $9,767
 9/30/94            $9,765                 $9,105                             $9,563
10/31/94            $9,592                 $8,852                             $9,296
11/30/94            $9,418                 $8,614                             $9,046
12/31/94            $9,625                 $8,881                             $9,327
 1/31/95            $9,900                 $9,212                             $9,674
 2/28/95           $10,188                 $9,531                            $10,010
 3/31/95           $10,305                 $9,587                            $10,068
 4/30/95           $10,318                 $9,548                            $10,027
 5/31/95           $10,647                 $9,756                            $10,246
 6/30/95           $10,554                 $9,581                            $10,062
 7/31/95           $10,654                 $9,654                            $10,138
 8/31/95           $10,789                 $9,754                            $10,243
 9/30/95           $10,857                 $9,825                            $10,318
10/31/95           $11,015                 $9,990                            $10,492
11/30/95           $11,198                $10,166                            $10,676
13/31/95           $11,305                $10,289                            $10,806
 1/31/96           $11,391                $10,298                            $10,815
 2/28/96           $11,314                $10,155                            $10,664
 3/31/96           $11,169                $10,012                            $10,514
 4/30/96           $11,138                $10,026                            $10,530
 5/31/96           $11,133                $10,075                            $10,581
 6/30/96           $11,255                $10,165                            $10,675
 7/31/96           $11,357                $10,279                            $10,795
 8/31/96           $11,354                $10,273                            $10,789
 9/30/96           $11,513                $10,441                            $10,965
10/31/96           $11,643                $10,545                            $11,075
11/30/96           $11,856                $10,726                            $11,264
12/31/96           $11,806                $10,698                            $11,235
 1/31/97           $11,828                $10,726                            $11,265
 2/28/97           $11,937                $10,806                            $11,348
 3/31/97           $11,778                $10,722                            $11,260
 4/30/97           $11,876                $10,794                            $11,336
 5/31/97           $12,055                $10,913                            $11,461
 6/30/97           $12,184                $11,020                            $11,573
 7/31/97           $12,521                $11,323                            $11,891
 8/31/97           $12,404                $11,237                            $11,801

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.76% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Maryland Municipals Fund as of August 31, 1997

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE APPEARS HERE]
Timothy T. Browse,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Maryland's economy benefits from a diversified base, sound financial operations, and modest debt levels. Employment has been increasing at a 2% annual rate, a healthy increase over the 1.1% growth logged in 1996.

 . Thus far in 1997, Maryland's strengths have been in construction, services, trade, and government. Manufacturing and FIRE (finance, insurance and real estate) are down somewhat. Personal income growth lags the nation, but the state still ranks sixth in the nation on a per capita basis.

 . Maryland's state finances are healthy and reflect its strengthening economy.
  The state produced an estimated operating surplus of $80 million last year, bringing its reserves to roughly $675 million. After the 1997-1998 fiscal year, reserves are expected to drop somewhat to $529 million. In addition, a 10% income tax cut will be phased in over the next five years.

Management Update
--------------------------------------------------------------------------------
 . This has been a generally positive year for the bond market, with favorable returns overall. However, the market has been increasingly volatile. Quarterly price swings often resulted from whether or not economic data confirmed or negated the so-called "new economy paradigm," which states, in part, that productivity gains allow growth to continue with low inflation.

 . In Maryland, we have reduced our heavy exposure to the hospital sector and diversified into other areas. Strong demand for hospital bonds has enabled us to sell selectively at advantageous prices.

 . Our goal has been to structure the portfolio into two main components: one which is high quality, insured, and will provide upside performance; and another which is higher yielding and provides income and stability in a down market.

The Fund
--------------------------------------------------------------------------------
 . During the year ended August 31, 1997, the Fund had a total return of 9.5%./1/
  This return resulted from an increase in net asset value per share to $9.81 on August 31, 1997 from $9.43 on August 31, 1996, and the reinvestment of $0.498 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.81 per share, the Fund's distribution rate on August 31, 1997 was 5.08%. The SEC 30-day yield on that date was 4.35%./3/

 . To equal 5.08% in a taxable investment, a couple in the 41.12% combined federal and state tax bracket would need a yield of 8.63%.

Your Investment at Work
--------------------------------------------------------------------------------

[GRAPHIC OF POWERLINE APPEARS HERE]

  Maryland Energy Financing Administration Cogeneration Revenue Bonds - Warrior Run Project

 . This bond issue helped pay for the construction and ongoing operation of the 180-megawatt, coal-fired electric cogeneration facility located near Cumberland, Maryland. The bonds carry a high coupon and exemplify the stable, income-producing component of the Portfolio.

 . The project included a transmission line and carbon dioxide production facility and was constructed jointly by Raytheon Engineers & Constructors, Inc. and Combustion Engineering, Inc.

--------------------------------------------------------------------------------
/1/  This return does not include the maximum 4.75% initial sales charge.
/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect initial sales charge as noted. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
 * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/10/93. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
 ** This figure represents the Fund's performance including the Fund's maximum 4.75% initial sales charge.

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997

Performance/4/
------------------------------------------------------------------------


Average Annual Total Returns (at net asset value)
------------------------------------------------------------------------
One Year                                                       9.5%
Life of Fund (12/10/93)                                        4.5


SEC Average Annual Total Returns (including maximum 4.75% sales charge)
------------------------------------------------------------------------
One Year                                                       4.3%
Life of Fund (12/10/93)                                        3.2

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index
From December 31, 1993, through August 31, 1997


                           [LINE GRAPH APPEARS HERE]

                  EV
              Traditional                         Lehman
               Maryland                          Brothers
              Municipals        Fund/Off        Municipal
  Date           Fund            Price**        Bond Index
  ----        -----------       --------        ----------
12/31/93        $10,000          $9,526          $10,000
 1/31/94        $10,117          $9,637          $10,114
 2/28/94         $9,825          $9,359           $9,852
 3/31/94         $9,238          $8,800           $9,451
 4/30/94         $9,239          $8,800           $9,531
 5/31/94         $9,361          $8,917           $9,614
 6/30/94         $9,248          $8,809           $9,558
 7/31/94         $9,462          $9,014           $9,730
 8/31/94         $9,494          $9,044           $9,764
 9/30/94         $9,289          $8,848           $9,621
10/31/94         $9,052          $8,623           $9,450
11/30/94         $8,791          $8,374           $9,279
12/31/94         $9,120          $8,688           $9,483
 1/31/95         $9,433          $8,985           $9,754
 2/28/95         $9,786          $9,322          $10,038
 3/31/95         $9,874          $9,405          $10,153
 4/30/95         $9,850          $9,383          $10,165
 5/31/95        $10,152          $9,670          $10,490
 6/30/95         $9,933          $9,462          $10,398
 7/31/95        $10,016          $9,541          $10,496
 8/31/95        $10,150          $9,669          $10,630
 9/30/95        $10,200          $9,716          $10,697
10/31/95        $10,403          $9,909          $10,852
11/30/95        $10,637         $10,133          $11,032
12/31/95        $10,774         $10,263          $11,138
 1/31/96        $10,858         $10,343          $11,223
 2/28/96        $10,725         $10,217          $11,147
 3/31/96        $10,562         $10,061          $11,004
 4/30/96        $10,529         $10,030          $10,973
 5/31/96        $10,520         $10,021          $10,969
 6/30/96        $10,634         $10,129          $11,088
 7/31/96        $10,726         $10,217          $11,189
 8/31/96        $10,729         $10,220          $11,186
 9/30/96        $10,912         $10,394          $11,343
10/31/96        $11,006         $10,484          $11,471
11/30/96        $11,190         $10,659          $11,681
12/31/96        $11,147         $10,618          $11,632
 1/31/97        $11,149         $10,620          $11,654
 2/28/97        $11,252         $10,718          $11,761
 3/31/97        $11,115         $10,587          $11,604
 4/30/97        $11,221         $10,689          $11,701
 5/31/97        $11,400         $10,860          $11,877
 6/30/97        $11,508         $10,962          $12,004
 7/31/97        $11,819         $11,259          $12,336
 8/31/97        $11,751         $11,193          $12,220

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.72% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Missouri Municipals Fund as of August 31, 1997

INVESTMENT UPDATE


[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]
Cynthia J. Clemson,
Portfolio Manager


The Economy
--------------------------------------------------------------------------------

 . Missouri is fortunate to have a diversified economy, with strengths in manufacturing, telecommunications, high technology, retail and health care.

 . Missouri's economic strength is reflected in personal income, which grew an average of 5.9% over the past two years and is expected to grow by 4.4% this year. Annual employment growth has recently been in excess of 4%.

 .  Examples of Missouri's strong economy can be found in several industries.
   Kansas City has attracted Gateway 2000 and Electronic Data Systems - leaders in the computer industry - which are planning major expansions over the next few years.

 . In telecommunications, over 1000 new jobs will result from a joint venture led by Sprint Corp. and Telecommunications, Inc. In manufacturing, the state has large employers in the Big Three automakers and the military aircraft division of Boeing/McDonnell Douglas.

Management Update
--------------------------------------------------------------------------------

 . Municipal issuance at the state level has been fairly low this past year, and Missouri's municipal market was no exception. As a result, we focused our efforts in sectors where issuance was higher.

 . One sector where we found higher issuance was in industrial development revenue (IDR) bonds. IDRs tend to provide higher yields and are a good way to diversify the holdings. We also continually seek discount bonds, which perform well in a market rally.

 . St. Louis has been emerging from a difficult financial situation, and several holdings in the Fund backed by St. Louis-based entities will continue to benefit. One indicator of St. Louis's recovery was its refunding of a convention center issue.

The Fund
--------------------------------------------------------------------------------

 . During the year ended August 31, 1997, the Fund had a total return of 10.1%./1/ This return resulted from an increase in net asset value per share to $9.93 on August 31, 1997 from $9.49 on August 31, 1996, and the reinvestment of $0.497 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.93 per share, the Fund's distribution rate on August 31, 1997 was 5.01%. The SEC 30-day yield on that date was 5.03%./3/

 . To equal 5.01% in a taxable investment, a couple in the 39.84% combined federal and state tax bracket would need a yield of 8.33%.

Your Investment at Work
--------------------------------------------------------------------------------

[AIRPLANE GRAPHIC APPEARS HERE]

   Kansas City Industrial Development Authority - Air Cargo Facility Senior Revenue Bonds

 . The proceeds from this bond issue financed a major renovation and construction project at the Kansas City International Airport in Kansas City, Missouri.

 . The project included renovating a 60,000 square foot air cargo warehouse and constructing a 180,300 square foot aircraft parking ramp and 50,000 square feet of additional aircraft taxi lanes.

 . The bonds are an excellent example of a high-yielding Portfolio component providing an essential municipal service to the residents of Kansas City.

--------------------------------------------------------------------------------

/1/  This return does not include the maximum 4.75% initial sales charge.

/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.

/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect initial sales charge as noted. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/7/93. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.

** This figure represents the Fund's performance including the Fund's maximum 4.75% initial sales charge.

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997


Performance/4/
----------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
----------------------------------------------------------------------------
One Year                                                            10.1%
Life of Fund (12/7/93)                                               4.9


SEC Average Annual Total Returns (including maximum 4.75% sales charge)
----------------------------------------------------------------------------
One Year                                                             4.9%
Life of Fund (12/7/93)                                               3.5

Comparison of Change in Value of a $10,000 investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From December 31, 1993, through August 31, 1997




                           [LINE GRAPH APPEARS HERE]


                       EV Traditional                            Lehman Brothers
                         Missouri                                    Municipal
       Date           Municipals Fund        Fund/Off Price**       Bond Index
--------------------------------------------------------------------------------
     12/31/93            $10,000                     $9,527          $10,000
      1/31/94            $10,106                     $9,628          $10,114
      2/28/94             $9,855                     $9,388           $9,852
      3/31/94             $9,299                     $8,858           $9,451
      4/30/94             $9,340                     $8,898           $9,531
      5/31/94             $9,433                     $8,986           $9,614
      6/30/94             $9,350                     $8,908           $9,558
      7/31/94             $9,544                     $9,092           $9,730
      8/31/94             $9,566                     $9,113           $9,764
      9/30/94             $9,362                     $8,918           $9,621
     10/31/94             $9,105                     $8,674           $9,450
     11/30/94             $8,824                     $8,406           $9,279
     12/31/94             $9,121                     $8,689           $9,483
      1/31/95             $9,475                     $9,027           $9,754
      2/28/95             $9,807                     $9,343          $10,038
      3/31/95             $9,884                     $9,416          $10,153
      4/30/95             $9,881                     $9,413          $10,165
      5/31/95            $10,235                     $9,751          $10,490
      6/30/95            $10,070                     $9,593          $10,398
      7/31/95            $10,110                     $9,631          $10,496
      8/31/95            $10,244                     $9,759          $10,630
      9/30/95            $10,304                     $9,817          $10,697
     10/31/95            $10,485                     $9,988          $10,852
     11/30/95            $10,708                    $10,201          $11,032
     12/31/95            $10,844                    $10,331          $11,138
      1/31/96            $10,917                    $10,400          $11,223
      2/28/96            $10,784                    $10,274          $11,147
      3/31/96            $10,588                    $10,086          $11,004
      4/30/96            $10,555                    $10,055          $10,973
      5/31/96            $10,569                    $10,068          $10,969
      6/30/96            $10,693                    $10,187          $11,088
      7/31/96            $10,797                    $10,285          $11,189
      8/31/96            $10,776                    $10,266          $11,186
      9/30/96            $10,959                    $10,440          $11,343
     10/31/96            $11,087                    $10,562          $11,471
     11/30/96            $11,282                    $10,748          $11,681
     12/31/96            $11,227                    $10,696          $11,632
      1/31/97            $11,230                    $10,698          $11,654
      2/28/97            $11,343                    $10,806          $11,761
      3/31/97            $11,206                    $10,676          $11,604
      4/30/97            $11,313                    $10,777          $11,701
      5/31/97            $11,491                    $10,947          $11,877
      6/30/97            $11,610                    $11,061          $12,004
      7/31/97            $11,957                    $11,390          $12,336
      8/31/97            $11,864                    $11,302          $12,220

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.23% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional North Carolina Municipals Fund as of August 31, 1997

INVESTMENT UPDATE

[PHOTO OF ROBERT B. MACINTOSH APPEARS HERE]
Robert B. MacIntosh,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 .  North Carolina boasts one of the most dynamic economies in the southeastern
   U.S., thanks to a business-friendly political climate, an educated workforce, and an increasing population. The economy's diversity is another positive factor.

 . After several years of solid growth, North Carolina's economy slowed somewhat in 1996 as its manufacturing sector declined. Nevertheless, gross state product (GSP) increased 2.7% last year, and a rebound in manufacturing in 1997 will bring GSP growth to the 4% level, according to estimates. GSP is expected to increase 4% in 1998 as well.

 . Strong sectors include financial services, which grew 5.5% in 1996 and is led by a thriving banking industry, and tourism, which also had a good year in 1996. Government spending remains strong, as the state has been spared much of the military downsizing afflicting other states in the region.

Management Update
--------------------------------------------------------------------------------

 . The past year has generally been a positive and fairly quiet period for the municipal market overall. Municipals outperformed Treasuries in the early part of the 12-month period, then underperformed; they are now trading within their historically normal range.

 . North Carolina is fortunate to have a large number of high-quality bonds - both in the secondary and new issue markets. There are also quite a few hospital bonds, which is reflected in their large percentage in the Fund.

 . To increase performance, we have added zero coupon bonds. We have also swapped out of bonds with shorter calls into longer-call bonds this should also enhance the Fund's performance.

The Fund
--------------------------------------------------------------------------------

 . During the year ended August 31, 1997, the Fund had a total return of 9.3%./1/ This return resulted from an increase in net asset value per share to $9.61 on August 31, 1997 from $9.27 on August 31, 1996, and the reinvestment of $0.502 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.61 per share, the Fund's distribution rate on August 31, 1997 was 5.22%. The SEC 30-day yield on that date was 4.51%./3/

 . To equal 5.22% in a taxable investment, a couple in the 40.96% combined federal and state tax bracket would need a yield of 8.84%.

Your Investment at Work
--------------------------------------------------------------------------------

   County of Pitt, North Carolina - Pitt County Memorial Hospital Revenue Bonds

[GRAPHIC OF MEDICAL SYMBOL APPEARS HERE]

 .  This bond issue helped finance significant construction projects at the Pitt
   County Memorial Hospital, a 711-bed facility serving 29 eastern North Carolina counties. The hospital is affiliated with the East Carolina University School of Medicine, which is adjacent to the hospital.

 . Improvements included constructing and equipping a new support services building and an expansion to the hospital's rehabilitation facilities, and equipping and renovating the hospital's diagnostic, nursing and information services departments.

--------------------------------------------------------------------------------
/1/  This return does not include the maximum 4.75% initial sales charge.
/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect initial sales charge as noted. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/7/93. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
** This figure represents the Fund's performance including the Fund's maximum 4.75% initial sales charge.

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997


Performance/4/
----------------------------------------------------------------

Average Annual Total Returns (at net asset value)
----------------------------------------------------------------
One Year                                                9.3%
Life of Fund (12/7/93)                                  4.1


SEC Average Annual Total Returns (including 4.75% sales charge)
----------------------------------------------------------------
One Year                                                4.1%
Life of Fund (12/7/93)                                  2.7

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From December 31, 1993, through August 31, 1997

                           [LINE GRAPH APPEARS HERE]

                             EV
                         Traditional                              Lehman
                        North Carolina                           Brothers
                          Municipals                            Municipal
     Date                   Fund          Fund/Off Price**      Bond Index
--------------------------------------------------------------------------------
   12/31/93              $10,000                   $9,525        $10,000
    1/31/94              $10,117                   $9,637        $10,114
    2/28/94               $9,886                   $9,417         $9,852
    3/31/94               $9,419                   $8,972         $9,451
    4/30/94               $9,450                   $9,002         $9,531
    5/31/94               $9,503                   $9,051         $9,614
    6/30/94               $9,400                   $8,954         $9,558
    7/31/94               $9,554                   $9,100         $9,730
    8/31/94               $9,586                   $9,131         $9,764
    9/30/94               $9,432                   $8,984         $9,621
   10/31/94               $9,175                   $8,739         $9,450
   11/30/94               $8,893                   $8,470         $9,279
   12/31/94               $9,171                   $8,735         $9,483
    1/31/95               $9,495                   $9,044         $9,754
    2/28/95               $9,796                   $9,331        $10,038
    3/31/95               $9,895                   $9,425        $10,153
    4/30/95               $9,872                   $9,403        $10,165
    5/31/95              $10,121                   $9,640        $10,490
    6/30/95               $9,934                   $9,463        $10,398
    7/31/95               $9,975                   $9,501        $10,496
    8/31/95              $10,067                   $9,589        $10,630
    9/30/95              $10,128                   $9,647        $10,697
   10/31/95              $10,353                   $9,862        $10,852
   11/30/95              $10,578                  $10,076        $11,032
   12/31/95              $10,694                  $10,186        $11,138
    1/31/96              $10,712                  $10,204        $11,223
    2/28/96              $10,591                  $10,088        $11,147
    3/31/96              $10,438                   $9,943        $11,004
    4/30/96              $10,440                   $9,944        $10,973
    5/31/96              $10,431                   $9,936        $10,969
    6/30/96              $10,523                  $10,023        $11,088
    7/31/96              $10,605                  $10,101        $11,189
    8/31/96              $10,585                  $10,082        $11,186
    9/30/96              $10,757                  $10,246        $11,343
   10/31/96              $10,852                  $10,337        $11,471
   11/30/96              $11,026                  $10,502        $11,681
   12/31/96              $10,971                  $10,450        $11,632
    1/31/97              $10,986                  $10,464        $11,654
    2/28/97              $11,077                  $10,551        $11,761
    3/31/97              $10,940                  $10,420        $11,604
    4/30/97              $11,047                  $10,523        $11,701
    5/31/97              $11,216                  $10,683        $11,877
    6/30/97              $11,336                  $10,798        $12,004
    7/31/97              $11,709                  $11,153        $12,336
    8/31/97              $11,569                  $11,019        $12,220

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 97.61% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Oregon Municipals Fund as of August 31, 1997

INVESTMENT UPDATE


[PHOTO OF THOMAS M. METZOLD APPEARS HERE]
Thomas M. Metzold,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Oregon's economy has reflected that of the U.S., with strong growth accompanied by low unemployment. As the state has become less dependent on the timber industry and has benefited from an in-migration of new residents from California, its employment has increased significantly.

 . Most of Oregon's new jobs have been in the nonmanufacturing and service sectors, which grew 4.2% and 6% in 1996, respectively. The service sector now accounts for over 26% of nonagricultural employment.

 . Oregon has seen a surge in high-technology jobs, due to its attractive geography for locating facilities and an abundant water supply, which is necessary for the manufacture of computer chips. High-technology accounted for 17.6% of total manufacturing employment in early 1997.

Management Update
--------------------------------------------------------------------------------
 . The bond market has provided investors with solid returns over the past year, as people have become more comfortable with the "Goldilocks economy" - i.e., growth which is neither too fast nor too slow. With the tremendous run-up in equity prices, the case for municipal bonds remains as strong as ever.

 . Oregon voters recently passed Measure 50, which will limit growth of property taxes but will ensure that vital services are still funded by the government. This should not have a major impact on the state's bonds, but we will continue to diversify to minimize any potential impact down the road.

 . Our diversification strategy aims to steer away from the largest segment of Oregon's municipal bond market - namely, GOs and single family housing bonds. We have had success with multi-family housing bonds, which offer better call protection and total return potential than single family housing bonds.

The Fund
--------------------------------------------------------------------------------
 . During the year ended August 31, 1997, the Fund had a total return of 7.9%./1/
  This return resulted from an increase in net asset value per share to $9.60 on August 31, 1997 from $9.37 on August 31, 1996, and the reinvestment of $0.488 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.60 per share, the Fund's distribution rate on August 31, 1997 was 5.08%. The SEC 30-day yield on that date was 4.72%./3/

 . To equal 5.08% in a taxable investment, a couple in the 41.76% combined federal and state tax bracket would need a yield of 8.72%.

Your Investment at Work
--------------------------------------------------------------------------------
[GRAPHIC OF RAILROAD APPEARS HERE]

  Oregon Department of Transportation Regional Light Rail Extension Construction Fund Revenue Bonds

 . This issue will finance the construction of the Westside light rail extension project, which will extend Portland's light rail system into the city's western suburbs by 18 miles. It will connect with the existing light rail system, which extends 15 miles to Portland's eastern suburbs.

 . The bonds will be funded by federal, state, and local governments. A portion of the state's share will be backed by the Oregon Lottery.

--------------------------------------------------------------------------------

/1/  This return does not include the maximum 4.75% initial sales charge.
/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect initial sales charge as noted. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
 * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/28/93. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
 ** This figure represents the Fund's performance including the Fund's maximum 4.75% initial sales charge.

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997

Performance/4/
--------------------------------------------------------------------------------


Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                    7.9%
Life of Fund (12/28/93)                                                     3.9


SEC Average Annual Total Returns (including maximum 4.75% sales charge)
--------------------------------------------------------------------------------
One Year                                                                    2.7%
Life of Fund (12/28/93)                                                     2.5

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From December 31, 1993 through August 31, 1997

                           [LINE GRAPH APPEARS HERE]


                       EV Traditional                         Lehman Brothers
                      Oregon Municipals                        Municipal Bond
          Date             Fund            Fund/Off Price**        Index
        --------      -----------------    --------------     ---------------
        12/31/93          $10,000            $ 9,524              $10,000
         1/31/94          $10,097            $ 9,616              $10,114
         2/28/94          $ 9,904            $ 9,433              $ 9,852
         3/31/94          $ 9,335            $ 8,890              $ 9,451
         4/30/94          $ 9,385            $ 8,938              $ 9,531
         5/31/94          $ 9,446            $ 8,996              $ 9,614
         6/30/94          $ 9,342            $ 8,897              $ 9,558
         7/31/94          $ 9,525            $ 9,072              $ 9,730
         8/31/94          $ 9,546            $ 9,091              $ 9,764
         9/30/94          $ 9,339            $ 8,894              $ 9,621
        10/31/94          $ 9,080            $ 8,648              $ 9,450
        11/30/94          $ 8,818            $ 8,398              $ 9,279
        12/31/94          $ 9,126            $ 8,692              $ 9,483
         1/31/95          $ 9,480            $ 9,029              $ 9,754
         2/28/95          $ 9,833            $ 9,365              $10,038
         3/31/95          $ 9,920            $ 9,448              $10,153
         4/30/95          $ 9,906            $ 9,435              $10,165
         5/31/95          $10,207            $ 9,721              $10,490
         6/30/95          $10,041            $ 9,563              $10,398
         7/31/95          $10,091            $ 9,610              $10,496
         8/31/95          $10,224            $ 9,738              $10,630
         9/30/95          $10,295            $ 9,805              $10,697
        10/31/95          $10,464            $ 9,966              $10,852
        11/30/95          $10,644            $10,137              $11,032
        12/31/95          $10,736            $10,225              $11,138
         1/31/96          $10,797            $10,283              $11,223
         2/28/96          $10,685            $10,176              $11,147
         3/31/96          $10,554            $10,051              $11,004
         4/30/96          $10,531            $10,030              $10,973
         5/31/96          $10,544            $10,042              $10,969
         6/30/96          $10,634            $10,127              $11,088
         7/31/96          $10,703            $10,193              $11,189
         8/31/96          $10,659            $10,152              $11,186
         9/30/96          $10,818            $10,303              $11,343
        10/31/96          $10,889            $10,370              $11,471
        11/30/96          $11,026            $10,501              $11,681
        12/31/96          $11,005            $10,481              $11,632
         1/31/97          $10,972            $10,449              $11,654
         2/28/97          $11,073            $10,546              $11,761
         3/31/97          $10,958            $10,437              $11,604
         4/30/97          $11,017            $10,492              $11,701
         5/31/97          $11,160            $10,629              $11,877
         6/30/97          $11,243            $10,708              $12,004
         7/31/97          $11,530            $10,981              $12,336
         8/31/97          $11,495            $10,948              $12,220

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.55% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional South Carolina Municipals Fund as of August 31, 1997

INVESTMENT UPDATE

[PHOTO OF THOMAS J. FETTER APPEARS HERE]
Thomas J. Fetter
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

 . South Carolina's economy posted solid growth in 1996 despite some weakness in the manufacturing sector and the impact of base closings due to military cutbacks. Gross state product (GSP) increased 3.2%, while payroll employment rose 1.9%. GSP had increased 4.2% in 1995.

 . Several sectors of the state's economy -- including business services, health care, and transportation equipment -- continued to perform well, reflecting an increasingly diversified base. Along the coast, tourism continues to expand and the Port of Charleston has benefited from an increase in regional exports. The financial services industry had its best year of the decade in 1996 with growth of 3.5%.

 . Manufacturing is recovering in 1997, and this is expected to increase GSP growth to 3.4% for the year. A forecasted slowdown in the national economy will bring GSP growth back to the 3% level in 1998, according to estimates.

Management Update
--------------------------------------------------------------------------------

 . The past year has generally been a positive, stable and fairly quiet period for the municipal market. Municipals outperformed treasuries in the early part of the 12-month period, then underperformed; they are now trading at their historically normal range.

 . The state government's Jobs Program -- a unique plan in which basic services jobs are financially supported by municipal bond issues -- has been a tremendous success both for South Carolina's residents and for municipal bond holders. The Fund has several issues supporting this effort.

 . We continue to seek ways to reduce the impact of market downswings by combining high-yielding, lower-rated bonds with high-quality, insured holdings.

The Fund
--------------------------------------------------------------------------------

 . During the year ended August 31, 1997, the Fund had a total return of 8.9%./1/ This return resulted from an increase in net asset value per share to $9.76 on August 31, 1997 from $9.43 on August 31, 1996, and the reinvestment of $0.493 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.76 per share, the Fund's distribution rate on August 31, 1997 was 5.05%. The SEC 30-day yield on that date was 2.72%./3/

 . To equal 5.05% in a taxable investment, a couple in the 40.48% combined federal and state tax bracket would need a yield of 8.48%.

                                                 [PICTURE OF HOUSE APPEARS HERE]
Your Investment at Work
--------------------------------------------------------------------------------

   South Carolina Housing Finance and Development Authority -- Mortgage Revenue Bonds

 . The proceeds from this bond issue will be used to provide mortgage loans for single family residences in South Carolina.

 . The Authority was created in 1971 as part of the Housing Authorities Law of South Carolina to make it easier for South Carolina families to obtain housing.

 . The bonds carry triple-A ratings from both the Standard & Poor's and Moody's rating services.

--------------------------------------------------------------------------------
/1/ This return does not include the maximum 4.75% initial sales charge.

/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.

/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect initial sales charge as noted. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 2/14/94. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.

 ** This figure represents the Fund's performance including the Fund's maximum
    4.75% initial sales charge.

--------------------------------------------------------------------------------

Fund Information
as of August 31, 1997

Performance/4/
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------
One Year                                                                   8.9%
Life of Fund (2/14/94)                                                     4.3

SEC Average Annual Total Returns (including maximum 4.75% sales charge)
--------------------------------------------------------------------------------
One Year                                                                   3.7%
Life of Fund (2/14/94)                                                     2.8

                           [LINE CHART APPEARS HERE]

Comparison of Change In Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From February 28, 1994, through August 31, 1997

                    EV Traditional
                    South Carolina                             Lehman Brothers
Date                Municipals Fund      Fund/Off Price**   Municipal Bond Index
----                ---------------      --------------     --------------------
02/28/94                $10,000                $9,522               $10,000
03/31/94                 $9,438                $8,986                $9,593
04/30/94                 $9,498                $9,043                $9,674
05/31/94                 $9,558                $9,101                $9,758
06/30/94                 $9,454                $9,002                $9,701
07/31/94                 $9,636                $9,175                $9,876
08/31/94                 $9,657                $9,194                $9,910
09/30/94                 $9,501                $9,047                $9,765
10/31/94                 $9,253                $8,810                $9,592
11/30/94                 $8,991                $8,561                $9,418
12/31/94                 $9,236                $8,794                $9,625
01/31/95                 $9,548                $9,091                $9,900
02/28/95                 $9,837                $9,366               $10,188
03/31/95                 $9,934                $9,459               $10,305
04/30/95                 $9,910                $9,436               $10,318
05/31/95                $10,168                $9,682               $10,647
06/30/95                $10,024                $9,545               $10,554
07/31/95                $10,053                $9,572               $10,654
08/31/95                $10,176                $9,689               $10,789
09/30/95                $10,236                $9,747               $10,857
10/31/95                $10,427                $9,928               $11,015
11/30/95                $10,650               $10,140               $11,198
12/31/95                $10,775               $10,260               $11,305
01/31/96                $10,814               $10,297               $11,391
02/28/96                $10,682               $10,171               $11,314
03/31/96                $10,529               $10,025               $11,169
04/30/96                $10,496                $9,994               $11,138
05/31/96                $10,520               $10,017               $11,133
06/30/96                $10,633               $10,124               $11,255
07/31/96                $10,759               $10,244               $11,357
08/31/96                $10,704               $10,192               $11,354
09/30/96                $10,875               $10,354               $11,513
10/31/96                $11,002               $10,476               $11,643
11/30/96                $11,174               $10,640               $11,856
12/31/96                $11,119               $10,587               $11,806
01/31/97                $11,144               $10,611               $11,828
02/28/97                $11,258               $10,719               $11,937
03/31/97                $11,132               $10,599               $11,778
04/30/97                $11,202               $10,666               $11,876
05/31/97                $11,369               $10,825               $12,055
06/30/97                $11,476               $10,927               $12,184
07/31/97                $11,750               $11,188               $12,521
08/31/97                $11,657               $11,100               $12,404

--------------------------------------------------------------------------------
   Federal income tax information on distributions: For federal income tax purposes, 99.33% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Tennessee Municipals Fund as of August 31, 1997

INVESTMENT UPDATE

[PHOTO OF CYNTHIA J. CLEMSON APPEARS HERE]

Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 . Tennessee's economy slowed in 1996 from a strong pace the previous three years that was led by the manufacturing sector. Manufacturing slowed last year in several industries, but the biggest impact was in apparels, where over 7,000 jobs were lost.

 . Despite the slowdown of 1996, Tennessee's gross state product (GSP) managed to post solid growth of 2.8%, thanks to growth in the financial, tourism, health care, and construction sectors.

 . Unemployment continues to be very low in Tennessee, which has had a mixed effect on the economy. On the one hand, it has been a hindrance to economic growth; on the other, it helps draw people into the state. In 1996, the unemployment rate dropped below 4%.

 . The manufacturing sector is beginning to recover, which should increase GSP growth to an estimated 3.8% in 1997 and 3.6% in 1998.

Management Update
--------------------------------------------------------------------------------
 . Municipal issuance at the state level has been fairly low this past year, and Tennessee's municipal market was no exception. As a result, we focused our efforts in sectors where issuance was higher.

 . The hospital sector in Tennessee had higher-than-usual issuance, which gave us a wider variety of call features and coupon characteristics to choose from. This allowed us not only to buy bonds which were undervalued due to ample supply, but also to improve the call protection of the Fund, which should enhance the Fund's performance over the long term.

 . We continue to seek high quality non-rated bonds, which offer additional yield without taking on significant risk. The Hardeman County Correctional
  Facilities issue highlighted in this report is an excellent example.

The Fund
--------------------------------------------------------------------------------
 . During the year ended August 31, 1997, the Fund had a total return of 9.8%./1/
  This return resulted from an increase in net asset value per share to $9.74 on August 31, 1997 from $9.35 on August 31, 1996, and the reinvestment of $0.508 per share in tax-free dividend income./2/

 . Based on the Fund's most recent dividend, and a net asset value of $9.74 per share, the Fund's distribution rate on August 31, 1997 was 5.22%. The SEC 30-day yield on that date was 4.68%./3/

 . To equal 5.22% in a taxable investment, a couple in the 39.84% combined federal and state tax bracket would need a yield of 8.68%.

Your Investment at Work
--------------------------------------------------------------------------------

[GRAPHIC OF LAW ENFORCEMENT APPEARS HERE]

  Hardeman County Correctional Facilities Corporation Revenue Bonds, Ser. 1997

 . These bonds were issued to finance the development and construction of a 1,504-bed prison in Hardeman County, TN. The prison, once constructed, will be managed by Corrections Corp. of America (CCA), the largest private prison management company in the U.S. with over 59 facilities nationwide.

 . In addition to a first mortgage on the facility and gross revenues of the prison, repayment on the bonds is further secured by a debt service agreement with CCA, through which CCA will make payments on the bonds in the event facility revenues are insufficient.

--------------------------------------------------------------------------------
/1/  This return does not include the maximum 4.75% initial sales charge.

/2/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.

/3/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.

/4/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect initial sales charge as noted. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

 * Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/9/93. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.

 ** This figure represents the Fund's performance including the Fund's maximum 4.75% initial sales charge.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Information
as of August 31, 1997

Performance/4/
------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
------------------------------------------------------------------------
One Year                                                       9.8%
Life of Fund (12/9/93)                                         4.5


SEC Average Annual Total Returns (including maximum 4.75% sales charge)
------------------------------------------------------------------------
One Year                                                       4.6%
Life of Fund (12/9/93)                                         3.1

Comparison of Change in Value of a $10,000 Investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From December 31, 1993, through August 31, 1997

                           [LINE GRAPH APPEARS HERE]

                  EV
              Traditional                         Lehman
               Tennessee                         Brothers
              Municipals        Fund/Off        Municipal
  Date           Fund            Price**        Bond Index
  ----        -----------       --------        ----------
12/31/93        $10,000          $9,526          $10,000
 1/31/94        $10,112          $9,633          $10,114
 2/28/94         $9,840          $9,374           $9,852
 3/31/94         $9,273          $8,834           $9,451
 4/30/94         $9,274          $8,834           $9,531
 5/31/94         $9,366          $8,922           $9,614
 6/30/94         $9,273          $8,834           $9,558
 7/31/94         $9,477          $9,028           $9,730
 8/31/94         $9,499          $9,049           $9,764
 9/30/94         $9,314          $8,873           $9,621
10/31/94         $9,046          $8,618           $9,450
11/30/94         $8,775          $8,359           $9,279
12/31/94         $9,053          $8,624           $9,483
 1/31/95         $9,419          $8,972           $9,754
 2/28/95         $9,762          $9,299          $10,038
 3/31/95         $9,819          $9,353          $10,153
 4/30/95         $9,785          $9,322          $10,165
 5/31/95        $10,066          $9,589          $10,490
 6/30/95         $9,891          $9,422          $10,398
 7/31/95         $9,954          $9,482          $10,496
 8/31/95        $10,100          $9,621          $10,630
 9/30/95        $10,151          $9,670          $10,697
10/31/95        $10,354          $9,863          $10,852
11/30/95        $10,568         $10,067          $11,032
12/31/95        $10,717         $10,209          $11,138
 1/31/96        $10,747         $10,237          $11,223
 2/28/96        $10,637         $10,133          $11,147
 3/31/96        $10,496          $9,999          $11,004
 4/30/96        $10,465          $9,969          $10,973
 5/31/96        $10,491          $9,993          $10,969
 6/30/96        $10,594         $10,092          $11,088
 7/31/96        $10,699         $10,192          $11,189
 8/31/96        $10,657         $10,152          $11,186
 9/30/96        $10,830         $10,316          $11,343
10/31/96        $10,936         $10,418          $11,471
11/30/96        $11,133         $10,606          $11,681
12/31/96        $11,091         $10,565          $11,632
 1/31/97        $11,094         $10,569          $11,654
 2/28/97        $11,198         $10,667          $11,761
 3/31/97        $11,085         $10,559          $11,604
 4/30/97        $11,193         $10,662          $11,701
 5/31/97        $11,362         $10,823          $11,877
 6/30/97        $11,470         $10,927          $12,004
 7/31/97        $11,784         $11,225          $12,336
 8/31/97        $11,704         $11,149          $12,220

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 99.67% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Virginia Municipals Fund as of August 31, 1997

INVESTMENT UPDATE

[PHOTO OF TIMOTHY T. BROWSE, APPEARS HERE]

Timothy T. Browse
Portfolio Manager

The Economy
--------------------------------------------------------------------------------
 .   Virginia, like many states in the southeastern U.S. region, experienced a decline in the manufacturing sector of its economy in 1996. This weakness, along with the ongoing impact of military base closings in the state, slowed the growth of Virginia's gross state product (GSP) to 2.9% last year.

 .   Through the end of 1996 and into 1997, manufacturing began to stabilize and leading indicators predict a strengthening. Analysts expect an increase in GSP growth to 3.1% this year with growth in 1998 of 2.7%.

 .   Other sectors of Virginia's economy maintained strength last year, including chemicals, paper, construction, retailing, financial and business services, and health care.

 .   Virginia's population has grown at an average annual pace of 1.2% in the
    1990s. In the 1980s this rate was slightly higher, at 1.5%.

Management Update
--------------------------------------------------------------------------------
 .   This has been a generally positive year for the bond market, with favorable returns overall. However, the market has been increasingly volatile. Quarterly price swings often resulted from whether or not economic data confirmed or negated the so-called "new economy paradigm," which states, in part, that productivity gains allow growth to continue with low inflation.

 .   In the Virginia Fund, we have worked to structure the portfolio to reduce the impact of market downswings and to enhance performance in a market rally. To effect this, we combined high-yielding, lower-rated bonds with high-quality, insured holdings.

 .   We have replaced less desirable holdings of "AA"-rated bonds with either
    "A"-rated bonds -- which are higher yielding and perform similarly -- or "AAA"-rated insured bonds, which may offer less yield but tend to perform better.

The Fund
--------------------------------------------------------------------------------
 .   During the year ended August 31, 1997, the Fund had a total return of
    9.0%./1/ This return resulted from an increase in net asset value per share to $9.62 on August 31, 1997 from $9.31 on August 31, 1996, and the reinvestment of $0.510 per share in tax-free dividend income./(2)/

 .   Based on the Fund's most recent dividend, and a net asset value of $9.62 per share, the Fund's distribution rate on August 31, 1997 was 5.30%. The SEC 30-day yield on that date was 4.68%./3/

 .   To equal 5.30% in a taxable investment, a couple in the 39.68% combined federal and state tax bracket would need a yield of 8.79%.

Your Investment at Work
--------------------------------------------------------------------------------
    Industrial Development Authority of the County of James City -- Sewage and Solid Waste Disposal Facilities Revenue -- Bonds Anheuser Busch Project

                         [HYDRO GRAPHIC APPEARS HERE]

 .   These bonds will help finance the construction of solid waste disposal facilities serving a major brewery operated by Anheuser Busch Companies, Inc. as well as similar facilities serving Busch Gardens and Water Country, operated by Busch Entertainment, Inc.

 .   The high-yielding bonds are backed by Anheuser Busch, Inc., the world's largest brewer of beer and a parent corporation to a number of subsidiaries involved in several related businesses.

--------------------------------------------------------------------------------

/(1)/ This return does not include the maximum 4.75% initial sales charge. /(2)/ A portion of the Fund's income may be subject to federal and state income taxes and/or federal alternative minimum tax.
/(3)/ The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result.
/(4)/ Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC Returns reflect initial sales charge as noted. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
* Source: Towers Data Systems, Bethesda, MD. Investment operations commenced on 12/17/93. Index information is available only at month-end; therefore, the line comparison begins at the next month following the commencement of the Fund's investment operations. It is not possible to invest directly in the index.
** This figure represents the Fund's performance including the Fund's maximum 4.75% initial sales charge.
--------------------------------------------------------------------------------
Fund Information
as of August 31, 1997


Performance/(4)/
-----------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------------
One Year                                           9.0%
Life of Fund (12/17/93)                            4.2


SEC Average Annual Total Returns (including maximum 4.75% sales charge)
-----------------------------------------------------------------------
One Year                                           3.9%
Life of Fund (12/17/93)                            2.9

--------------------------------------------------------------------------------
Federal income tax information on distributions: For federal income tax purposes, 98.85% of the total dividends paid by the Fund from net investment income during the year ended August 31, 1997 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

                           [LINE CHART APPEARS HERE]

Comparison of change in Value of a $10,000 investment in the Fund vs. the Lehman Brothers Municipal Bond Index*
From December 31, 1993, through August 31, 1997


                    EV Traditional                                Lehman Brothers
    Date       Virginia Municipals Fund     Fund/Off Price**   Municipal Bond Index
------------   ------------------------     --------------     --------------------
  12/31/93             $10,000                  $9,524                $10,000
   1/31/94             $10,084                  $9,605                $10,114
   2/28/94              $9,833                  $9,365                 $9,852
   3/31/94              $9,356                  $8,911                 $9,451
   4/30/94              $9,429                  $8,981                 $9,531
   5/31/94              $9,463                  $9,012                 $9,614
   6/30/94              $9,340                  $8,896                 $9,558
   7/31/94              $9,485                  $9,034                 $9,730
   8/31/94              $9,540                  $9,086                 $9,764
   9/30/94              $9,408                  $8,960                 $9,621
  10/31/94              $9,161                  $8,725                 $9,450
  11/30/94              $8,911                  $8,487                 $9,279
  12/31/94              $9,159                  $8,723                 $9,483
   1/31/95              $9,474                  $9,024                 $9,754
   2/28/95              $9,799                  $9,333                $10,038
   3/31/95              $9,899                  $9,428                $10,153
   4/30/95              $9,876                  $9,406                $10,165
   5/31/95             $10,181                  $9,696                $10,490
   6/30/95              $9,994                  $9,518                $10,398
   7/31/95             $10,025                  $9,548                $10,496
   8/31/95             $10,161                  $9,677                $10,630
   9/30/95             $10,223                  $9,737                $10,697
  10/31/95             $10,417                  $9,922                $10,852
  11/30/95             $10,633                 $10,127                $11,032
  12/31/95             $10,772                 $10,259                $11,138
   1/31/96             $10,824                 $10,309                $11,223
   2/28/96             $10,681                 $10,173                $11,147
   3/31/96             $10,517                 $10,017                $11,004
   4/30/96             $10,497                  $9,998                $10,973
   5/31/96             $10,523                 $10,022                $10,969
   6/30/96             $10,627                 $10,121                $11,088
   7/31/96             $10,710                 $10,201                $11,189
   8/31/96             $10,680                 $10,171                $11,186
   9/30/96             $10,842                 $10,326                $11,343
  10/31/96             $10,938                 $10,418                $11,471
  11/30/96             $11,137                 $10,607                $11,681
  12/31/96             $11,083                 $10,555                $11,632
   1/31/97             $11,051                 $10,526                $11,654
   2/28/97             $11,156                 $10,625                $11,761
   3/31/97             $11,018                 $10,494                $11,604
   4/30/97             $11,151                 $10,620                $11,701
   5/31/97             $11,309                 $10,771                $11,877
   6/30/97             $11,419                 $10,876                $12,004
   7/31/97             $11,747                 $11,188                $12,336
   8/31/97             $11,643                 $11,089                $12,220

EV Traditional Municipals Funds as of August 31, 1997
FINANCIAL STATEMENTS
Statements of Assets and Liabilities

As of August 31, 1997


                                                      Traditional         Traditional         Traditional         Traditional
                                                     Alabama Fund        Arkansas Fund        Georgia Fund       Kentucky Fund
-------------------------------------------------------------------------------------------------------------------------------
Assets
-------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
   Identified cost                                    $ 5,508,579         $ 1,080,581         $ 1,725,308         $ 1,376,947
   Unrealized appreciation (depreciation)                 341,598              36,550              36,495              (3,075)
-------------------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value (Note 1A)     $ 5,850,177         $ 1,117,131         $ 1,761,803         $ 1,373,872
-------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                       $      --           $    53,571         $      --           $      --
Receivable from the Administrator (Note 4)                    982              16,423              15,282              20,562
Deferred organization expenses (Note 1D)                    3,433               2,766               3,106               3,205
-------------------------------------------------------------------------------------------------------------------------------
Total assets                                          $ 5,854,592         $ 1,189,891         $ 1,780,191         $ 1,397,639
-------------------------------------------------------------------------------------------------------------------------------

Liabilities
-------------------------------------------------------------------------------------------------------------------------------
Distributions payable                                 $    17,422         $     2,728         $     4,725         $     2,556
Payable to affiliate for Trustees' fees (Note 4)               70                --                  --                  --
Accrued expenses                                           12,259               7,148               8,099               7,765
-------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                     $    29,751         $     9,876         $    12,824         $    10,321
-------------------------------------------------------------------------------------------------------------------------------
Net Assets for shares of beneficial
   interest outstanding                               $ 5,824,841         $ 1,180,015         $ 1,767,367         $ 1,387,318
-------------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                       $ 5,940,794         $ 1,173,373         $ 1,970,535         $ 1,559,495
Accumulated net realized loss on
   investments (computed on the basis of
   identified cost)                                      (465,255)            (29,754)           (241,294)           (168,283)
Accumulated undistribtuted (distributions
   in excess of) net investment income                      7,704                (154)              1,631                (819)
Net unrealized appreciation (depreciation)
   of investments (computed on the basis
   of identified cost)                                    341,598              36,550              36,495              (3,075)
-------------------------------------------------------------------------------------------------------------------------------
Total                                                 $ 5,824,841         $ 1,180,015         $ 1,767,367         $ 1,387,318
-------------------------------------------------------------------------------------------------------------------------------

Shares of Beneficial Interest Outstanding
-------------------------------------------------------------------------------------------------------------------------------
                                                          590,481             120,288             186,097             143,269
-------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
-------------------------------------------------------------------------------------------------------------------------------
(Net assets/shares of beneficial
   interest outstanding)                              $      9.86         $      9.81         $      9.50         $      9.68
-------------------------------------------------------------------------------------------------------------------------------

Computation of Offering Price
-------------------------------------------------------------------------------------------------------------------------------
Offering price per share (100 / 96.25)                $     10.24         $     10.19         $      9.87         $     10.06
-------------------------------------------------------------------------------------------------------------------------------


On sales of $50,000 or more, the offering price is reduced.

                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997 FINANCIAL STATEMENTS CONT'D Statements of Assets and Liabilities

As of August 31, 1997


                                                     Traditional          Traditional          Traditional          Traditional
                                                   Louisiana Fund        Maryland Fund        Missouri Fund     North Carolina Fund
-----------------------------------------------------------------------------------------------------------------------------------
Assets
-----------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
   Identified cost                                   $  2,243,173         $  1,267,055         $  2,061,612         $ 14,847,389
   Unrealized appreciation                                105,625               20,996              106,055              648,298
-----------------------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value (Note 1A)    $  2,348,798         $  1,288,051         $  2,167,667         $ 15,495,687
-----------------------------------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                      $       --           $       --           $     24,314         $       --
Receivable from the Administrator (Note 4)                 19,786               20,080               14,811                3,091
Deferred organization expenses (Note 1D)                    3,172                2,567                2,372                2,271
-----------------------------------------------------------------------------------------------------------------------------------
Total assets                                         $  2,371,756         $  1,310,698         $  2,209,164         $ 15,501,049
-----------------------------------------------------------------------------------------------------------------------------------

Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
Distributions payable                                $      4,369         $      2,035         $      4,181         $     59,066
Payable for Fund shares redeemed                             --                   --                  1,071                 --
Payable to affiliate for Trustees' fees Note 4)              --                   --                   --                     70
Accrued expenses                                            6,588                7,802                6,033               17,748
-----------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    $     10,957         $      9,837         $     11,285         $     76,884
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets for shares of beneficial
   interest outstanding                              $  2,360,799         $  1,300,861         $  2,197,879         $ 15,424,165
-----------------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                      $  2,409,934         $  1,322,507         $  2,247,548         $ 15,295,216
Accumulated net realized loss on
   investments (computed on the basis of
   identified cost)                                      (165,085)             (42,480)            (162,217)            (516,429)
Accumulated undistributed (distributions
   in excess of) net investment income                     10,325                 (162)               6,493               (2,920)
Net unrealized appreciation of
   investments (computed on the basis of
   identified cost)                                       105,625               20,996              106,055              648,298
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                $  2,360,799         $  1,300,861         $  2,197,879         $ 15,424,165
-----------------------------------------------------------------------------------------------------------------------------------

Shares of Beneficial Interest Outstanding
-----------------------------------------------------------------------------------------------------------------------------------
                                                          242,164              132,577              221,323            1,605,302
-----------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
-----------------------------------------------------------------------------------------------------------------------------------
(Net assets/shares of beneficial
   interest outstanding)                             $       9.75         $       9.81         $       9.93         $       9.61
-----------------------------------------------------------------------------------------------------------------------------------

Computation of Offering Price
-----------------------------------------------------------------------------------------------------------------------------------
Offering price per share (100 / 96.25)               $      10.13         $      10.19         $      10.32         $       9.98
-----------------------------------------------------------------------------------------------------------------------------------


On sales of $50,000 or more, the offering price is reduced.

                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997
FINANCIAL STATEMENTS CONT'D
Statements of Assets and Liabilities

As of August 31, 1997


                                                       Traditional           Traditional        Traditional       Traditional
                                                       Oregon Fund       South Carolina Fund   Tennessee Fund    Virginia Fund
---------------------------------------------------------------------------------------------------------------------------------
Assets
---------------------------------------------------------------------------------------------------------------------------------
Investment in Municipals Portfolio --
   Identified cost                                    $   721,368            $   997,299         $ 2,352,617       $ 1,353,613
   Unrealized appreciation (depreciation)                 (11,883)                61,451              84,917            81,920
---------------------------------------------------------------------------------------------------------------------------------
Total investment in Portfolio, at value (Note 1A)     $   709,485            $ 1,058,750         $ 2,437,534       $ 1,435,533
---------------------------------------------------------------------------------------------------------------------------------
Receivable from the Administrator (Note 4)            $    18,843            $    13,458         $    20,490       $    19,446
Deferred organization expenses (Note 1D)                    2,669                  2,460                  72             2,345
---------------------------------------------------------------------------------------------------------------------------------
Total assets                                          $   730,997            $ 1,074,668         $ 2,458,096       $ 1,457,324
---------------------------------------------------------------------------------------------------------------------------------

Liabilities
---------------------------------------------------------------------------------------------------------------------------------
Distributions payable                                 $       846            $     3,537         $     6,173       $     3,197
Accrued expenses                                            5,903                  7,345               6,883             7,998
---------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                     $     6,749            $    10,882         $    13,056       $    11,195
---------------------------------------------------------------------------------------------------------------------------------
Net Assets for shares of beneficial
   interest outstanding                               $   724,248            $ 1,063,786         $ 2,445,040       $ 1,446,129
---------------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
---------------------------------------------------------------------------------------------------------------------------------
Paid in capital                                       $   859,297            $ 1,190,705         $ 2,426,782       $ 1,502,226
Accumulated net realized loss on
   investments (computed on the basis of
   identified cost)                                      (123,003)              (190,408)            (66,097)         (136,131)
Accumulated undistributed (distributions
   in excess of) net investment income                       (163)                 2,038                (562)           (1,886)
Net unrealized appreciation (depreciation)
   of investments (computed on the basis
   of identified cost)                                    (11,883)                61,451              84,917            81,920
---------------------------------------------------------------------------------------------------------------------------------
Total                                                 $   724,248            $ 1,063,786         $ 2,445,040       $ 1,446,129
---------------------------------------------------------------------------------------------------------------------------------

Shares of Beneficial Interest Outstanding
---------------------------------------------------------------------------------------------------------------------------------
                                                           75,426                109,050             250,960           150,372
---------------------------------------------------------------------------------------------------------------------------------

Net Asset Value and Redemption Price Per Share
---------------------------------------------------------------------------------------------------------------------------------
(Net assets/shares of beneficial
   interest outstanding)                              $      9.60            $      9.76         $      9.74       $      9.62
---------------------------------------------------------------------------------------------------------------------------------

Computation of Offering Price
---------------------------------------------------------------------------------------------------------------------------------
Offering price per share (100 / 96.25)                $      9.97            $     10.14         $     10.12       $      9.99
---------------------------------------------------------------------------------------------------------------------------------


On sales of $50,000 or more, the offering price is reduced.

                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997
FINANCIAL STATEMENTS CONT'D
Statements of Operations

For the Year Ended August 31, 1997


                                                              Traditional       Traditional       Traditional       Traditional
                                                             Alabama Fund      Arkansas Fund      Georgia Fund     Kentucky Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
---------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                       $ 351,625         $  61,174         $ 101,357         $  70,035
Expenses allocated from Portfolio                                (28,710)           (4,938)           (7,978)           (5,636)
---------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                           $ 322,915         $  56,236         $  93,379         $  64,399
---------------------------------------------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
   Administrator's organization (Note 4)                       $     208         $    --           $    --           $    --
Service fees (Note 5)                                              9,955               647             2,406             2,188
Legal and accounting services                                     12,970             8,186             9,870             8,946
Transfer and dividend disbursing agent fees                        4,993               844             1,464             1,014
Printing and postage                                               4,750             3,435             3,790             3,939
Custodian fee (Note 1E)                                            4,068             3,484             3,525             3,473
Amortization of organization expenses (Note 1D)                    2,716             1,924             2,456             2,487
Registration fees                                                    300              --                --                 191
Miscellaneous                                                         52               223             1,033             1,720
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                                                 $  40,012         $  18,743         $  24,544         $  23,958
---------------------------------------------------------------------------------------------------------------------------------
Deduct --
   Allocation of expenses to the Administrator (Note 4)        $     982         $  16,423         $  15,282         $  20,562
---------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                       $     982         $  16,423         $  15,282         $  20,562
---------------------------------------------------------------------------------------------------------------------------------

Net expenses                                                   $  39,030         $   2,320         $   9,262         $   3,396
---------------------------------------------------------------------------------------------------------------------------------

Net investment income                                          $ 283,885         $  53,916         $  84,117         $  61,003
---------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified cost basis)             $  66,411         $   6,678         $  16,271         $   1,887
   Financial futures contracts                                   (63,761)          (12,540)          (10,115)           (8,605)
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions            $   2,650         $  (5,862)        $   6,156         $  (6,718)
---------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investment transactions                                     $ 225,100         $  39,845         $  49,768         $  57,292
   Financial futures contracts                                    (7,995)             (793)             (621)             (103)
---------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation
   (depreciation) of investments                               $ 217,105         $  39,052         $  49,147         $  57,189
---------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments                $ 219,755         $  33,190         $  55,303         $  50,471
---------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                     $ 503,640         $  87,106         $ 139,420         $ 111,474
---------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997
FINANCIAL STATEMENTS CONT'D
Statements of Operations

For the Year Ended August 31, 1997


                                                       Traditional         Traditional        Traditional         Traditional
                                                      Louisiana Fund      Maryland Fund      Missouri Fund     North Carolina Fund
------------------------------------------------------------------------------------------------------------------------------------

Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------

Interest income allocated from Portfolio               $   131,483         $    64,510         $   128,681          $   966,064
Expenses allocated from Portfolio                           (7,950)             (5,009)             (9,805)             (80,474)
------------------------------------------------------------------------------------------------------------------------------------

Net investment income from Portfolio                   $   123,533         $    59,501         $   118,876          $   885,590
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------

Compensation of Trustees not members of the
   Administrator's organization (Note 4)               $        --         $        --         $        --          $       339
Service fees (Note 5)                                        3,393               1,791               3,597               11,895
Legal and accounting services                                8,670               9,506               7,548               15,470
Custodian fee (Note 1E)                                      3,616               3,484               3,720                3,317
Printing and postage                                         3,498               3,713               3,410                8,217
Transfer and dividend disbursing agent fees                  1,773                 940               1,351                9,877
Amortization of organization expenses (Note 1D)              2,238               2,033               1,909                1,792
Registration fees                                              750                 500                  --                   --
Miscellaneous                                                  484                 125               2,175                1,731
------------------------------------------------------------------------------------------------------------------------------------

Total expenses                                         $    24,422         $    22,092         $    23,710          $    52,638
------------------------------------------------------------------------------------------------------------------------------------

Deduct --
   Allocation of expenses to the
      Administrator (Note 4)                           $    19,786         $    20,080         $    14,811          $     3,091
   Reduction of custodian fee (Note 1E)                         --                 171                  --                   --
------------------------------------------------------------------------------------------------------------------------------------

Total expense reductions                               $    19,786         $    20,251         $    14,811          $     3,091
------------------------------------------------------------------------------------------------------------------------------------


Net expenses                                           $     4,636         $     1,841         $     8,899          $    49,547
------------------------------------------------------------------------------------------------------------------------------------


Net investment income                                  $   118,897         $    57,660         $   109,977          $   836,043
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) --
   Investment transactions (identified cost basis)     $    15,402         $    11,387         $     6,130          $   110,736
   Financial futures contracts                             (14,171)            (11,904)            (14,533)            (101,176)
------------------------------------------------------------------------------------------------------------------------------------

Net realized gain (loss) on investment transactions    $     1,231         $      (517)        $    (8,403)         $     9,560
------------------------------------------------------------------------------------------------------------------------------------

Change in unrealized appreciation (depreciation) --
   Investment transactions                             $    72,958         $    43,996         $   108,388          $   631,037
   Financial futures contracts                              (3,167)               (324)             (4,478)             (40,271)
------------------------------------------------------------------------------------------------------------------------------------

Net change in unrealized appreciation
   (depreciation) of investments                       $    69,791         $    43,672         $   103,910          $   590,766
------------------------------------------------------------------------------------------------------------------------------------


Net realized and unrealized gain on
   investments                                         $    71,022         $    43,155         $    95,507          $   600,326
------------------------------------------------------------------------------------------------------------------------------------


Net increase in net assets from operations             $   189,919         $   100,815         $   205,484          $ 1,436,369
------------------------------------------------------------------------------------------------------------------------------------



                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations


For the Year Ended August 31, 1997


                                                                                Traditional         Traditional       Traditional
                                                            Traditional       South Carolina         Tennessee          Virginia
                                                            Oregon Fund            Fund                 Fund              Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income allocated from Portfolio                    $  44,269            $  69,119            $ 116,502        $  73,193
Expenses allocated from Portfolio                              (4,019)              (5,714)              (8,131)          (5,993)
------------------------------------------------------------------------------------------------------------------------------------
Net investment income from Portfolio                        $  40,250            $  63,405            $ 108,371        $  67,200
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Compensation of Trustees not members of the
    Administrator's organization (Note 4)                   $    --              $    --              $    --          $     131
Service fees (Note 5)                                           1,176                1,420                2,163            1,482
Legal and accounting services                                   9,217                8,870                9,370           10,470
Printing and postage                                            3,992                3,385                3,695            4,028
Custodian fee (Note 1E)                                         3,483                3,317                3,485            3,404
Registration fees                                                --                    500                  300             --
Amortization of organization expenses (Note 1D)                 2,106                1,727                2,719            1,859
Transfer and dividend disbursing agent fees                       552                  933                1,556              892
Miscellaneous                                                     307                  137                  381             --
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                              $  20,833            $  20,289            $  23,669        $  22,266
------------------------------------------------------------------------------------------------------------------------------------
Deduct --
    Allocation of expenses to the Administrator (Note 4)    $  18,843            $  13,458            $  20,490        $  19,446
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                    $  18,843            $  13,458            $  20,490        $  19,446
------------------------------------------------------------------------------------------------------------------------------------


Net expenses                                                $   1,990            $   6,831            $   3,179        $   2,820
------------------------------------------------------------------------------------------------------------------------------------


Net investment income                                       $  38,260            $  56,574            $ 105,192        $  64,380
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
    Investment transactions (identified cost basis)         $    (941)           $   5,304            $   5,973        $  21,669
    Financial futures contracts                               (10,023)             (13,142)             (11,256)         (12,544)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions         $ (10,964)           $  (7,838)           $  (5,283)       $   9,125
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
    Investment transactions                                 $  28,483            $  43,907            $  87,922        $  30,345
    Financial futures contracts                                   382                 --                 (2,273)             567
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
    investments                                             $  28,865            $  43,907            $  85,649        $  30,912
------------------------------------------------------------------------------------------------------------------------------------


Net realized and unrealized gain on investments             $  17,901            $  36,069            $  80,366        $  40,037
------------------------------------------------------------------------------------------------------------------------------------


Net increase in net assets from operations                  $  56,161            $  92,643            $ 185,558        $ 104,417
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended August 31, 1997


                                                                 Traditional       Traditional       Traditional        Traditional
                                                                   Alabama          Arkansas           Georgia           Kentucky
Increase (Decrease) in Net Assets                                    Fund             Fund               Fund              Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                        $   283,885       $    53,916       $    84,117       $    61,003
    Net realized gain (loss) on investments                            2,650            (5,862)            6,156            (6,718)
    Net change in unrealized appreciation (depreciation)
        of investments                                               217,105            39,052            49,147            57,189
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                       $   503,640       $    87,106       $   139,420       $   111,474
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                   $  (299,604)      $   (54,531)      $   (88,363)      $   (61,018)
    In excess of net investment income                                  --                (154)             --                (819)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                              $  (299,604)      $   (54,685)      $   (88,363)      $   (61,837)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sale of shares                                 $   538,655       $   269,203       $   347,045       $   458,609
    Net asset value of shares issued to shareholders
        in payment of distributions declared                         149,427            28,056            46,775            42,532
    Cost of shares redeemed                                       (1,298,192)         (189,468)         (308,308)         (424,948)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
    transactions                                                 $  (610,110)      $   107,791       $    85,512       $    76,193
------------------------------------------------------------------------------------------------------------------------------------


Net increase (decrease) in net assets                            $  (406,074)      $   140,212       $   136,569       $   125,830
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                             $ 6,230,915       $ 1,039,803       $ 1,630,798       $ 1,261,488
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                   $ 5,824,841       $ 1,180,015       $ 1,767,367       $ 1,387,318
------------------------------------------------------------------------------------------------------------------------------------



Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                   $     7,704       $      (154)      $     1,631       $      (819)
------------------------------------------------------------------------------------------------------------------------------------


                        See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended August 31, 1997


                                                                Traditional     Traditional      Traditional       Traditional
Increase (Decrease) in Net Assets                             Louisiana Fund   Maryland Fund    Missouri Fund   North Carolina Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                     $    118,897     $     57,660      $    109,977     $    836,043
    Net realized gain (loss) on investments                          1,231             (517)           (8,403)           9,560
    Net change in unrealized appreciation (depreciation)
        of investments                                              69,791           43,672           103,910          590,766
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    $    189,919     $    100,815      $    205,484     $  1,436,369
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                $   (117,507)    $    (57,660)     $   (110,377)    $   (845,321)
    In excess of net investment income                                --                (13)             --             (2,920)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                           $   (117,507)    $    (57,673)     $   (110,377)    $   (848,241)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sales of shares                             $    400,210     $    333,686      $    280,352     $    519,910
    Net asset value of shares issued to shareholders
        in payment of distributions declared                        86,295           35,236            82,528          118,723
    Cost of shares redeemed                                       (175,628)         (93,456)         (668,275)      (2,306,500)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
    transactions                                              $    310,877     $    275,466      $   (305,395)    $ (1,667,867)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                         $    383,289     $    318,608      $   (210,288)    $ (1,079,739)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                          $  1,977,510     $    982,253      $  2,408,167     $ 16,503,904
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $  2,360,799     $  1,300,861      $  2,197,879     $ 15,424,165
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $     10,325     $       (162)     $      6,493     $     (2,920)
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended August 31, 1997


                                                               Traditional     Traditional       Traditional         Traditional
                                                                 Oregon       South Carolina      Tennessee            Virginia
Increase (Decrease) in Net Assets                                 Fund             Fund              Fund                Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                     $    38,260       $    56,574       $   105,192         $    64,380
    Net realized gain (loss) on investments                       (10,964)           (7,838)           (5,283)              9,125
    Net change in unrealized appreciation (depreciation)
        of investments                                             28,865            43,907            85,649              30,912
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    $    56,161       $    92,643       $   185,558         $   104,417
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
    From net investment income                                $   (38,315)      $   (58,335)      $  (105,192)        $   (64,380)
    In excess of net investment income                               (163)             --                (116)             (1,426)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                           $   (38,478)      $   (58,335)      $  (105,308)        $   (65,806)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sales of shares                             $   142,201       $   334,703       $ 1,053,791         $   596,868
    Net asset value of shares issued to shareholders
        in payment of distributions declared                       28,273            37,155            71,889              36,681
    Cost of shares redeemed                                      (229,319)         (244,395)         (110,496)           (329,215)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
    transactions                                              $   (58,845)      $   127,463       $ 1,015,184         $   304,334
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets                         $   (41,162)      $   161,771       $ 1,095,434         $   342,945
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                          $   765,410       $   902,015       $ 1,349,606         $ 1,103,184
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $   724,248       $ 1,063,786       $ 2,445,040         $ 1,446,129
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $      (163)      $     2,038       $      (562)        $    (1,886)
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets


For the Year Ended August 31, 1996


                                                               Traditional      Traditional      Traditional           Traditional
Increase (Decrease) in Net Assets                             Alabama Fund     Arkansas Fund     Georgia Fund         Kentucky Fund
------------------------------------------------------------------------------------------------------------------------------------
From operations --
    Net investment income                                     $   361,616       $    31,940       $    98,683         $    72,849
    Net realized gain (loss) on investments                       103,594              (471)              308             (61,365)
    Net change in unrealized appreciation (depreciation) of
        investments                                                (8,453)           (2,299)            9,697              75,141
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    $   456,757       $    29,170       $   108,688         $    86,625
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 2)--
    From net investment income                                $  (363,755)      $   (33,121)      $   (98,100)        $   (75,973)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                           $  (363,755)      $   (33,121)      $   (98,100)        $   (75,973)
------------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sales of shares                             $   252,585       $   602,717       $   294,418         $   309,075
    Net asset value of shares issued to shareholders
        in payment of distributions declared                      172,309            18,487            59,870              52,547
    Cost of shares redeemed                                    (3,713,879)         (110,843)       (1,221,075)           (933,867)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
    transactions                                              $(3,288,985)      $   510,361       $  (866,787)        $  (572,245)
------------------------------------------------------------------------------------------------------------------------------------


Net increase (decrease) in net assets                         $(3,195,983)      $   506,410       $  (856,199)        $  (561,593)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                          $ 9,426,898       $   533,393       $ 2,486,997         $ 1,823,081
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                $ 6,230,915       $ 1,039,803       $ 1,630,798         $ 1,261,488
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------

At end of year                                                $    23,423       $       615       $     5,877         $        15
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996


                                                                Traditional        Traditional      Traditional        Traditional
                                                                 Louisiana          Maryland          Missouri       North Carolina
Increase (Decrease) in Net Assets                                  Fund               Fund              Fund              Fund
------------------------------------------------------------------------------------------------------------------------------------

From operations --
    Net investment income                                      $    114,821       $     43,649      $    140,951     $    505,210
    Net realized gain (loss) on investments                         (15,229)             3,124           (10,496)         (91,636)
    Net change in unrealized appreciation (depreciation) of
        investments                                                  24,108              4,595            22,052           (2,132)
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                     $    123,700       $     51,368      $    152,507     $    411,442
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders (Note 2) --
    From net investment income                                 $   (116,239)      $    (45,628)     $   (140,051)    $   (513,157)
    In excess of net investment income                                   --              (149)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                            $   (116,239)      $    (45,777)     $   (140,051)    $   (513,157)
------------------------------------------------------------------------------------------------------------------------------------

Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sales of shares                              $    270,534       $    243,475      $    184,254     $ 11,760,051
    Net asset value of shares issued to shareholders
        in payment of distributions declared                         85,108             29,961           113,930          142,599
    Cost of shares redeemed                                        (769,974)          (235,752)       (1,065,771)      (1,411,802)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
    transactions                                               $   (414,332)      $     37,684      $   (767,587)    $ 10,490,848
------------------------------------------------------------------------------------------------------------------------------------


Net increase (decrease) in net assets                          $   (406,871)      $     43,275      $   (755,131)    $ 10,389,133
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                           $  2,384,381       $    938,978      $  3,163,298     $  6,114,771
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                 $  1,977,510       $    982,253      $  2,408,167     $ 16,503,904
------------------------------------------------------------------------------------------------------------------------------------


Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                                 $      8,935       $       (149)     $      6,893     $      9,278
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996


                                                               Traditional      Traditional          Traditional      Traditional
Increase (Decrease) in Net Assets                              Oregon Fund   South Carolina Fund   Tennessee Fund    Virginia Fund
------------------------------------------------------------------------------------------------------------------------------------

From operations --
    Net investment income                                      $    38,539      $    51,455         $    54,274      $    65,614
    Net realized gain (loss) on investments                        (43,060)           2,089             (11,858)          (3,461)
    Net change in unrealized appreciation (depreciation) of
        investments                                                 42,886           14,226              18,921           14,338
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                     $    38,365      $    67,770         $    61,337      $    76,491
------------------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders (Note 2) --
    From net investment income                                 $   (40,597)     $   (51,249)        $   (56,142)     $   (67,786)
    In excess of net investment income                                  --               --                (446)            (460)
------------------------------------------------------------------------------------------------------------------------------------

Total distributions to shareholders                            $   (40,597)     $   (51,249)        $   (56,588)     $   (68,246)
------------------------------------------------------------------------------------------------------------------------------------

Transactions in shares of beneficial interest (Note 3) --
    Proceeds from sales of shares                              $   159,471      $   470,434         $   412,981      $   335,573
    Net asset value of shares issued to shareholders
        in payment of distributions declared                        32,227           32,199              50,548           49,127
    Cost of shares redeemed                                       (422,541)        (862,527)           (202,934)        (777,721)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets from Fund share
    transactions                                               $  (230,843)     $  (359,894)        $   260,595      $  (393,021)
------------------------------------------------------------------------------------------------------------------------------------


Net increase (decrease) in net assets                          $  (233,075)     $  (343,373)        $   265,344      $  (384,776)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------

At beginning of year                                           $   998,485      $ 1,245,388         $ 1,084,262      $ 1,487,960
------------------------------------------------------------------------------------------------------------------------------------

At end of year                                                 $   765,410      $   902,015         $ 1,349,606      $ 1,103,184
------------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed
(distributions in excess of)
net investment income
included in net assets
------------------------------------------------------------------------------------------------------------------------------------

At end of year                                                 $        55      $     3,799         $      (446)     $      (460)
------------------------------------------------------------------------------------------------------------------------------------


                        See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                       Traditional Alabama Fund
                                                               -------------------------------------------------------------------
                                                                                        Year Ended August 31,
                                                               -------------------------------------------------------------------
                                                                          1997          1996          1995         1994 *
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                   $     9.540    $   9.510     $   9.320     $  10.000
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  $     0.471    $   0.462     $   0.418     $   0.296
Net realized and unrealized gain (loss) on investments                       0.343        0.033         0.207        (0.628)
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                    $     0.814    $   0.495     $   0.625     $  (0.332)
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                             $    (0.494)   $  (0.465)    $  (0.418)    $  (0.296)
In excess of net investment income                                             --           --         (0.017)       (0.052)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $    (0.494)   $  (0.465)    $  (0.435)    $  (0.348)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                         $     9.860    $   9.540     $   9.510     $   9.320
----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                             8.71%        5.49%         6.90%        (3.44)%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data ++
Net assets, end of year (000 omitted)                                  $     5,825    $   6,231     $   9,427     $  11,732
Ratio of net expenses to average daily net assets/(2)//(3)/                   1.17%        1.27%         1.68%         1.49%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                            1.15%        1.22%          --            --
Ratio of net investment income to average daily net assets                    4.81%        4.74%         4.59%         4.23%+
----------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios/Supplemental Data (As a percentage of average daily net assets):
     Expenses/(2)//(3)/                                                       1.18%        1.47%         1.80%         1.71%+
     Expenses after custodian fee reduction/(2)/                              1.16%        1.42%          --            --
     Net investment income (loss)                                             4.80%        4.54%         4.47%         4.01%+
Net investment income (loss) per share                                 $     0.470    $   0.442     $   0.408     $   0.280
----------------------------------------------------------------------------------------------------------------------------------

                                                                                         Traditional Arkansas Fund
                                                                                           Year Ended August 31,
----------------------------------------------------------------------------------------------------------------------------------
                                                                             1997          1996          1995        1994 **
----------------------------------------------------------------------------------------------------------------------------------
Net asset value --  Beginning of year                                  $     9.520    $   9.590     $   9.530     $  10.000
----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  $     0.496    $   0.456     $   0.424     $   0.214
Net realized and unrealized gain (loss) on investments                       0.297       (0.053)        0.075        (0.430)
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                    $     0.793    $   0.403     $   0.499     $  (0.216)
----------------------------------------------------------------------------------------------------------------------------------

Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                             $    (0.502)   $  (0.473)    $  (0.424)    $  (0.214)
In excess of net investment income                                          (0.001)          --        (0.015)       (0.040)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $    (0.503)   $  (0.473)    $  (0.439)    $  (0.254)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                         $     9.810    $   9.520     $   9.590     $   9.530
----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                            8.52%        4.37%         5.52%        (2.25)%
----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data ++
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                  $     1,180    $   1,040     $     533     $     627
Ratio of net expenses to average daily net assets/(2)//(3)/                  0.70%        0.97%         1.42%         1.59%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                            0.69%        0.95%           --            --
Ratio of net investment income to average daily net assets                    5.12%        4.76%         4.56%         3.97%+
----------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios/Supplemental Data (As a percentage of average daily net assets):
     Expenses/(2)//(3)/                                                       2.26%        3.56%         4.09%         5.66%+
     Expenses after custodian fee reduction/(2)/                              2.25%        3.54%           --            --
     Net investment income (loss)                                             3.56%        2.17%         1.89%        (0.10)%+
Net investment income (loss) per share                                 $      0.345   $   0.208     $   0.175     $  (0.005)
----------------------------------------------------------------------------------------------------------------------------------


+    Annualized.
* For the period from the start of business, December 7, 1993, to August 31, 1994.
** For the period from the start of business, February 9, 1994 to August 31, 1994.
(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(3) The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                     Traditional Georgia Fund
                                                                       ------------------------------------------------------------
                                                                                       Year Ended August 31,
                                                                       ------------------------------------------------------------
                                                                           1997          1996         1995          1994*
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                   $     9.210    $   9.190     $   9.220     $  10.000
-----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  $     0.467    $   0.464     $   0.412     $   0.294
Net realized and unrealized gain (loss) on investments                       0.314        0.017        (0.011)       (0.726)
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                    $     0.781    $   0.481     $   0.401     $  (0.432)
-----------------------------------------------------------------------------------------------------------------------------------


Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                             $    (0.491)   $  (0.461)    $  (0.412)    $  (0.294)
In excess of net investment income                                             --           --         (0.019)       (0.054)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $    (0.491)   $  (0.461)    $  (0.431)    $  (0.348)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                         $     9.500    $   9.210     $   9.190     $   9.220
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                             8.66%        5.43%         4.60%        (4.56)%
-----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+++
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                  $     1,767    $   1,631     $   2,487     $   2,989
Ratio of net expenses to average daily net assets/(2)(3)/                     1.04%        1.19%         1.55%         1.64%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                            1.02%        1.07%          --            --
Ratio of net investment income to average daily net assets                    4.97%        4.95%         4.62%         4.09%+
-----------------------------------------------------------------------------------------------------------------------------------
+++  The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios/Supplemental Data (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                                         1.94%        2.10%         2.21%         2.20%+
     Expenses after custodian fee reduction/(2)/                              1.92%        1.98%          --            --
     Net investment income                                                    4.07%        4.04%         3.96%         3.53%+
Net investment income per share                                        $     0.382    $   0.379     $   0.353     $   0.253
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         Traditional Kentucky Fund
                                                                       -----------------------------------------------------------
                                                                                          Year Ended August 31,
                                                                       -----------------------------------------------------------
                                                                             1997          1996          1995          1994 *
----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                   $     9.290    $   9.320     $  9.210      $ 10.000
----------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  $     0.496    $   0.453     $  0.423      $  0.285
Net realized and unrealized gain (loss) on investments                       0.396       (0.011)++     0.128++      (0.730)
----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                    $     0.892    $   0.442     $  0.551      $ (0.445)
----------------------------------------------------------------------------------------------------------------------------------


Less distributions
----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                             $    (0.496)   $  (0.472)    $ (0.423)     $ (0.285)
In excess of net investment income                                          (0.006)         --        (0.018)       (0.060)
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $    (0.502)   $  (0.472)    $ (0.441)     $ (0.345)
----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                         $     9.680    $   9.290     $  9.320      $  9.210
----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                             9.82%        4.91%        6.29%        (4.60)%
----------------------------------------------------------------------------------------------------------------------------------


Ratios/Supplemental Data+++
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                  $     1,387    $   1,261     $  1,823      $  3,065
Ratio of net expenses to average daily net assets/(2)(3)/                     0.80%        1.19%        1.46%         1.69%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                            0.77%        1.15%          --            --
Ratio of net investment income to average daily net assets                    5.20%        4.76%        4.81%         4.12%+
----------------------------------------------------------------------------------------------------------------------------------
+++  The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios/Supplemental Data (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                                         2.55%        2.40%        2.82%         2.26%+
     Expenses after custodian fee reduction/(2)/                              2.52%        2.36%          --            --
     Net investment income                                                    3.45%        3.55%        3.45%         3.56%+
Net investment income per share                                        $     0.329    $   0.338     $  0.303      $  0.253

+    Annualized.
++ The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
* For the period from the start of business, December 7, 1993, to August 31, 1994.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                                        Traditional Louisiana Fund
                                                                       ------------------------------------------------------------
                                                                                           Year Ended August 31,
                                                                       ------------------------------------------------------------
                                                                           1997          1996         1995          1994 *
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value--   Beginning of year                                  $     9.420    $   9.440     $   9.470     $  10.000
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  $     0.534    $   0.497     $   0.449     $   0.223
Net realized and unrealized gain (loss) on investments                       0.330       (0.014)       (0.011)       (0.486)
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                    $     0.864    $   0.483     $   0.438     $  (0.263)
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                             $    (0.534)   $  (0.503)    $  (0.449)    $  (0.223)
In excess of net investment income                                             --           --         (0.019)       (0.044)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $    (0.534)   $  (0.503)    $  (0.468)    $  (0.267)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of year                                          $     9.750    $   9.420     $   9.440     $   9.470
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                             9.38%        5.34%         4.88%        (2.72)%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data +
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                  $     2,361    $   1,978     $   2,384     $   3,141
Ratio of net expenses to average daily net assets/(2)(3)/                     0.61%        1.00%         1.41%         1.57%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                            0.59%        0.92%          --            --
Ratio of net investment income to average daily net assets                    5.60%        5.19%         4.90%         4.16%+
-----------------------------------------------------------------------------------------------------------------------------------
+    The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios/Supplemental Data (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                                         1.54%        1.92%         1.93%         2.77%+
     Expenses after custodian fee reduction/(2)/                              1.52%        1.84%          --            --
     Net investment income                                                    4.67%        4.27%         4.38%         2.96%+
Net investment income per share                                        $     0.445    $   0.409     $   0.401     $   0.169

                                                                                        Traditional Maryland Fund
                                                                       ------------------------------------------------------------
                                                                                           Year Ended August 31,
                                                                       ------------------------------------------------------------
                                                                           1997          1996         1995          1994 **
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value--   Beginning of year                                  $     9.430    $   9.380     $  9.210      $ 10.000
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  $     0.498    $   0.446     $  0.421      $  0.277
Net realized and unrealized gain (loss) on investments                       0.380        0.072        0.187++      (0.731)
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                    $     0.878    $   0.518     $  0.608      $ (0.454)
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income                                             $    (0.498)   $  (0.466)    $ (0.421)     $ (0.277)
In excess of net investment income                                             --  #     (0.002)      (0.017)       (0.059)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $    (0.498)   $  (0.468)    $ (0.438)     $ (0.336)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of year                                          $     9.810    $   9.430     $  9.380      $  9.210
-----------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                             9.52%        5.70%        6.91%        (4.68)%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data +
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                  $     1,301    $     982     $    939      $  1,188
Ratio of net expenses to average daily net assets/(2)(3)/                     0.65%        1.29%        1.50%         1.64%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                            0.61%        1.24%          --            --
Ratio of net investment income to average daily net assets                    5.15%        4.64%        4.71%         4.07%+
-----------------------------------------------------------------------------------------------------------------------------------
+    The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios/Supplemental Data (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                                              2.45%        2.93%        3.56%         5.07%+
     Expenses after custodian fee reduction/(2)/                                   2.41%        2.87%          --            --
     Net investment income                                                         3.36%        3.01%        2.65%         0.64%+
Net investment income per share                                             $     0.325    $   0.289     $  0.238      $  0.046
-----------------------------------------------------------------------------------------------------------------------------------

+     Annualized.
++ The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
*     For the period from the start of business, February 14, 1994 to
      August 31, 1994.
**    For the period from the start of business, December 10, 1993, to
      August 31, 1994.
#     Amount represents less than $0.001 per share.
/(1)/ Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/ Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                     Traditional Missouri Fund
                                                                     ---------------------------------------------------------
                                                                                       Year Ended August 31,
                                                                     ---------------------------------------------------------
                                                                          1997          1996          1995          1994 *
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                   $     9.490    $   9.480     $   9.290     $  10.000
------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  $     0.499    $   0.466     $   0.419     $   0.289
Net realized and unrealized gain (loss) on investments                       0.438        0.010         0.208        (0.651)
------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                    $     0.937    $   0.476     $   0.627     $  (0.362)
------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                             $    (0.497)   $  (0.466)    $  (0.419)    $  (0.289)
In excess of net investment income                                             --           --         (0.018)       (0.059)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $    (0.497)   $  (0.466)    $  (0.437)    $  (0.348)
------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                         $     9.930    $   9.490     $   9.480     $   9.290
------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                            10.09%        5.20%         7.08%        (3.76)%
------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data +++
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                  $     2,198    $   2,408     $   3,163     $   3,859
Ratio of net expenses to average daily net assets /(2)//(3)/                  0.88%        1.13%         1.61%         1.61%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                            0.87%        1.11%          --            --
Ratio of net investment income to average daily net assets                    5.10%        4.87%         4.62%         4.20%+
------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios/Supplemental Data (As a percentage of average daily net assets):
     Expenses/(2)//(3)/                                                       1.57%        1.79%         2.23%         2.19%+
     Expenses after custodian fee reduction/(2)/                              1.55%        1.77%          --            --
     Net investment income                                                    4.41%        4.21%         4.00%         3.62%+
Net investment income per share                                        $     0.432    $   0.403     $   0.363     $   0.255
------------------------------------------------------------------------------------------------------------------------------

                                                                                   Traditional North Carolina Fund
------------------------------------------------------------------------------------------------------------------------------
                                                                                         Year Ended August 31,
------------------------------------------------------------------------------------------------------------------------------
                                                                           1997          1996         1995          1994 *
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                   $     9.270    $   9.280     $   9.280     $  10.000
------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  $     0.495    $   0.452     $   0.427     $   0.295
Net realized and unrealized gain (loss) on investments                       0.347        0.011++       0.016++      (0.666)
------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                    $     0.842    $   0.463     $   0.443     $  (0.371)
------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------
From net investment income                                             $    (0.500)   $  (0.473)    $  (0.427)    $  (0.295)
In excess of net investment income                                          (0.002)          --        (0.016)       (0.054)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $    (0.502)   $  (0.473)    $  (0.443)    $  (0.349)
------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                         $     9.610    $   9.270     $   9.280     $   9.280
------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                             9.30%        5.15%         5.02%        (3.85)%
------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data +++
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                  $    15,424    $  16,504     $   6,115     $   7,411
Ratio of net expenses to average daily net assets/(2)//(3)/                   0.83%        0.99%         1.55%         1.56%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                            0.81%        0.94%           --            --
Ratio of net investment income to average daily net assets                    5.23%        5.00%         4.72%         4.19%+
------------------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios/Supplemental Data (As a percentage of average daily net assets):
     Expenses/(2)//(3)/                                                       0.85%        1.16%         1.82%         2.01%+
     Expenses after custodian fee reduction/(2)/                              0.83%        1.11%           --            --
     Net investment income                                                    5.21%        4.84%         4.45%         3.74%+
Net investment income per share                                        $     0.493    $   0.443     $   0.403     $   0.263
------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
++ The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
* For the period from the start of business, December 7, 1993, to August 31, 1994.
/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.
/(2)/Includes each Fund's share of its corresponding Portfolio's allocated expenses.
/(3)/The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights


                                                                                       Traditional Oregon Fund
                                                                       ----------------------------------------------------------
                                                                                        Year Ended August 31,
---------------------------------------------------------------------------------------------------------------------------------
                                                                           1997          1996          1995         1994*
---------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                   $     9.370    $   9.440     $   9.240     $  10.000
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  $     0.485    $   0.435     $   0.406     $   0.263
Net realized and unrealized gain (loss) on investments                       0.233       (0.047)        0.221++      (0.703)
---------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                    $     0.718    $   0.388     $   0.627     $  (0.440)
---------------------------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                             $    (0.486)   $  (0.458)    $  (0.406)    $  (0.263)
In excess of net investment income                                          (0.002)         --         (0.021)       (0.057)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $    (0.488)   $  (0.458)    $  (0.427)    $  (0.320)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                         $     9.600    $   9.370     $   9.440     $   9.240
---------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                             7.85%        4.25%         7.11%        (4.54)%
---------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                  $       724    $     765     $     998     $   1,878
Ratio of net expenses to average daily net assets/(2)(3)/                     0.81%        1.23%         1.51%         1.65%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                            0.80%        1.20%          --            --
Ratio of net investment income to average daily net assets                    5.12%        4.54%         4.61%         3.99%+
---------------------------------------------------------------------------------------------------------------------------------
+++  The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:
Ratios/Supplemental Data (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                                         3.34%        3.41%         3.16%         3.33%+
     Expenses after custodian fee reduction/(2)/                              3.33%        3.38%          --            --
     Net investment income                                                    2.60%        2.36%         2.96%         2.31%+
Net investment income per share                                        $     0.246    $   0.226     $   0.261     $   0.153
---------------------------------------------------------------------------------------------------------------------------------
                                                                                        Traditional South Carolina Fund
                                                                                            Year Ended August 31,
-----------------------------------------------------------------------------------------------------------------------------------
                                                                               1997          1996          1995        1994 **
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                                       $     9.430    $   9.420     $  9.370      $ 10.000
---------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      $     0.472    $   0.465     $  0.413      $  0.205
Net realized and unrealized gain (loss) on investments                           0.351        0.008        0.067++      (0.587)
---------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                        $     0.823    $   0.473     $  0.480      $ (0.382)
---------------------------------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                 $    (0.493)   $  (0.463)    $ (0.413)     $ (0.205)
In excess of net investment income                                                 --           --        (0.017)       (0.043)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                        $    (0.493)   $  (0.463)    $ (0.430)     $ (0.248)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year                                             $     9.760    $   9.430     $  9.420      $  9.370
---------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                                 8.91%        5.19%        5.38%        (3.92)%
---------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+++
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                      $     1,064    $     902     $  1,245      $  2,309
Ratio of net expenses to average daily net assets/(2)(3)/                         1.11%        1.30%        1.61%         1.76%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                                1.10%        1.27%          --            --
Ratio of net investment income to average daily net assets                        4.96%        4.79%        4.61%         4.06%+
---------------------------------------------------------------------------------------------------------------------------------
+++  The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios/Supplemental Data (As a percentage of average daily net assets):
     Expenses/(2)(3)/                                                             2.29%        2.65%        2.58%         2.62%+
     Expenses after custodian fee reduction/(2)/                                  2.28%        2.63%          --            --
     Net investment income                                                        3.78%        3.43%        3.64%         3.19%+
Net investment income per share                                            $     0.360    $   0.332     $  0.326      $  0.161

--------------------------------------------------------------------

+    Annualized.

++ The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

* For the period from the start of business, December 28, 1993, to August 31, 1994.

** For the period from the start of business, February 14, 1994 to August 31, 1994.

/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/Includes each Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.



                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                     ---------------------------------------------------------------
                                                                                     Traditional Tennessee Fund
                                                                     ---------------------------------------------------------------
                                                                                       Year Ended August 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                          1997          1996          1995         1994 *
------------------------------------------------------------------------------------------------------------------------------------
Net asset value-- Beginning of year                                    $     9.350    $   9.330     $   9.220     $  10.000
------------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                  $     0.509    $   0.460     $   0.425     $   0.285
Net realized and unrealized gain (loss) on investments                       0.389        0.040         0.131        (0.724)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                    $     0.898    $   0.500     $   0.556     $  (0.439)
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                             $    (0.507)   $  (0.476)    $  (0.425)    $  (0.285)
In excess of net investment income                                          (0.001)      (0.004)       (0.021)       (0.056)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                    $    (0.508)   $  (0.480)    $  (0.446)    $  (0.341)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of year                                          $     9.740    $   9.350     $   9.330     $   9.220
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                             9.82%        5.52%         6.32%        (4.54)%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                  $     2,445    $   1,103     $   1,084     $   1,132
Ratio of net expenses to average daily net assets/(2)(3)/                     0.58%        1.04%         1.45%         1.59%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                            0.57%        1.02%          --            --
Ratio of net investment income to average daily net assets                    5.27%        4.84%         4.71%         4.15%+
------------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios/Supplemental Data (As a percentage of average daily net
     assets):                                                                 1.60%        2.73%         2.92%         3.50%+
     Expenses/(2)(3)/
     Expenses after custodian fee reduction/(2)/                              1.59%        2.71%          --            --
     Net investment income                                                    4.24%        3.14%         3.24%         2.24%+
Net investment income per share                                        $     0.410    $   0.298     $   0.292     $   0.158
------------------------------------------------------------------------------------------------------------------------------------

                                                                     ---------------------------------------------------------------
                                                                                              Traditional Virginia Fund
                                                                     ---------------------------------------------------------------
                                                                                              Year Ended August 31,
------------------------------------------------------------------------------------------------------------------------------------
                                                                               1997          1996          1995        1994 **
------------------------------------------------------------------------------------------------------------------------------------
Net asset value-- Beginning of year                                         $     9.310    $   9.330     $  9.210      $ 10.000
------------------------------------------------------------------------------------------------------------------------------------


Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       $     0.500    $   0.463     $  0.434      $  0.296
Net realized and unrealized gain (loss) on investments                            0.319       (0.002)++     0.138        (0.732)
------------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations                                         $     0.819    $   0.461     $  0.572      $ (0.436)
------------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                  $    (0.498)   $  (0.478)    $ (0.434)     $ (0.296)
In excess of net investment income                                               (0.011)      (0.003)      (0.018)       (0.058)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                         $    (0.509)   $  (0.481)    $ (0.452)     $ (0.354)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value-- End of year                                               $     9.620    $   9.310     $  9.330      $  9.210
------------------------------------------------------------------------------------------------------------------------------------

Total Return/(1)/                                                                  9.02%        5.10%        6.51%        (4.51)%
------------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)                                       $     1,446    $   1,103     $  1,488      $  1,315
Ratio of net expenses to average daily net assets/(2)(3)/                          0.75%        1.18%        1.42%         1.54%+
Ratio of net expenses to average daily net assets, after
      custodian fee reduction/(2)/                                                 0.72%        1.12%          --            --
Ratio of net investment income to average daily net assets                         5.24%        4.85%        4.79%         4.31%+
------------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Investment Adviser or Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:


Ratios/Supplemental Data (As a percentage of average daily net
     assets):                                                                      2.33%        2.42%        2.83%         3.08%+
     Expenses (2)(3)
     Expenses after custodian fee reduction (2)                                    2.30%        2.36%          --            --
     Net investment income                                                         3.66%        3.60%        3.38%         2.77%+
Net investment income per share                                             $     0.349    $   0.344     $  0.306      $  0.190
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.

++ The per share amount is not in accordance with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

* For the period from the start of business, December 9, 1993, to August 31, 1994.

** For the period from the start of business, December 17, 1993, to August 31, 1994.

/(1)/Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on an annualized basis.

/(2)/Includes each Fund's share of its corresponding Portfolio's allocated expenses.

/(3)/The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.


                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Trust presently consists of sixty Funds, twelve of the non-diversified funds are included in these financial statements. They include EV Traditional Alabama Municipals Fund ("Traditional Alabama Fund"), EV Traditional Arkansas Municipals Fund ("Traditional Arkansas Fund"), EV Traditional Georgia Municipals Fund ("Traditional Georgia Fund"), EV Traditional Kentucky Municipals Fund ("Traditional Kentucky Fund"), EV Traditional Louisiana Municipals Fund ("Traditional Louisiana Fund"), EV Traditional Maryland Municipals Fund ("Traditional Maryland Fund"), EV Traditional Missouri Municipals Fund ("Traditional Missouri Fund"), EV Traditional North Carolina Municipals Fund ("Traditional North Carolina Fund"), EV Traditional Oregon Municipals Fund ("Traditional Oregon Fund"), EV Traditional South Carolina Municipals Fund ("Traditional South Carolina Fund"), EV Traditional Tennessee Municipals Fund ("Traditional Tennessee Fund") and EV Traditional Virginia Municipals Fund ("Traditional Virginia Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Traditional Alabama Fund invests its assets in the Alabama Municipals Portfolio, the Traditional Arkansas Fund invests its assets in the Arkansas Municipals Portfolio, the Traditional Georgia Fund invests its assets in the Georgia Municipals Portfolio, the Traditional Kentucky Fund invests its assets in the Kentucky Municipals Portfolio, the Traditional Louisiana Fund invests its assets in the Louisiana Municipals Portfolio, the Traditional Maryland Fund invests its assets in the Maryland Municipals Portfolio, the Traditional Missouri Fund invests its assets in the Missouri Municipals Portfolio, the Traditional North Carolina Fund invests its assets in the North Carolina Municipals Portfolio, the Traditional Oregon Fund invests its assets in the Oregon Municipals Portfolio, the Traditional South Carolina Fund invests its assets in the South Carolina Municipals Portfolio, the Traditional Tennessee Fund invests its assets in the Tennessee Municipals Portfolio and the Traditional Virginia Fund invests its assets in the Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (5.7%, 1.8%, 1.9%, 1.1%, 6.8%, 1.2%, 2.7%, 9.2%, 0.6%, 2.0%, 4.5%, and 0.9% at August 31, 1997)
  for the Traditional Alabama Fund, Traditional Arkansas Fund, Traditional Georgia Fund, Traditional Kentucky Fund, Traditional Louisiana Fund, Traditional Maryland Fund, Traditional Missouri Fund, Traditional North Carolina Fund, Traditional Oregon Fund, Traditional South Carolina Fund, Traditional Tennessee Fund and Traditional Virginia Fund, respectively. The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

  On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, the EV Marathon Alabama Municipals Fund, EV Marathon Arkansas Municipals Fund, EV Marathon Georgia Municipals Fund, EV Marathon Kentucky Municipals Fund, EV Marathon Louisiana Municipals Fund, EV Marathon Maryland Municipals Fund, EV Marathon Missouri Municipals Fund , EV Marathon North Carolina Municipals Fund, EV Marathon Oregon Municipals Fund, EV Marathon South Carolina Municipals Fund, EV Marathon Tennessee Municipals Fund and EV Marathon Virginia Municipals Fund (the Successor Funds), separate series of the Trust, would acquire substantially all of the assets and liabilities of Traditional Alabama Fund, Traditional Arkansas Fund, Traditional Georgia Fund, Traditional Kentucky Fund, Traditional Louisiana Fund, Traditional Maryland Fund, Traditional Missouri Fund, Traditional North Carolina Fund, Traditional Oregon Fund, Traditional South Carolina Fund, Traditional Tennessee Fund and Traditional Virginia Fund, respectively (the Acquired Funds). The transactions will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the Acquired Funds a number of full and fractional shares of beneficial interest of a separate class of the Successor Fund (Class A Shares), which will be equal in value to the net asset value per share of the Acquired Fund multiplied by the number of full and fractional shares of the Acquired Fund then outstanding. Such transaction will occur after the close of business, August 31, 1997.

EV Traditional Municipals Funds as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1997, the Funds, for federal income tax purposes had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. Such capital loss carryovers will be transferred to the respective Successor Funds upon date of merger and will be available to the Successor Funds subject to certain limitations.

  The amounts and expiration dates of the capital loss carryovers are as follows:



     Fund                                Amount            Expires
     ------------------------------------------------------------------------
     Traditional Alabama Fund            $161,625          August 31, 2004
                                           82,635          August 31, 2003
                                          130,847          August 31, 2002

     Traditional Arkansas Fund              6,586          August 31, 2005
                                           15,860          August 31, 2004
                                            1,121          August 31, 2003
                                            4,856          August 31, 2002

     Traditional Georgia Fund             172,159          August 31, 2004
                                           53,716          August 31, 2002

     Traditional Kentucky Fund             41,524          August 31, 2005
                                           74,399          August 31, 2004
                                              247          August 31, 2003
                                           15,369          August 31, 2002

     Traditional Louisiana Fund             9,601          August 31, 2005
                                          135,796          August 31, 2004
                                           19,017          August 31, 2002

     Traditional Maryland Fund                 35          August 31, 2005
                                           19,130          August 31, 2004
                                            2,744          August 31, 2003
                                           11,063          August 31, 2002

     Traditional Missouri Fund              9,490          August 31, 2005
                                          100,223          August 31, 2004
                                              533          August 31, 2003
                                           21,383          August 31, 2002

     Traditional North Carolina Fund       73,745          August 31, 2005
                                          315,836          August 31, 2004
                                            3,827          August 31, 2003
                                          106,971          August 31, 2002

EV Traditional Municipals Funds as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


     Fund                                Amount            Expires
     ------------------------------------------------------------------------
     Traditional Oregon Fund             $ 26,885          August 31, 2005
                                           58,980          August 31, 2004
                                            7,223          August 31, 2003
                                            7,028          August 31, 2002

     Traditional South Carolina Fund        3,261          August 31, 2005
                                          124,089          August 31, 2004
                                           10,887          August 31, 2003
                                           35,320          August 31, 2002

     Traditional Tennessee Fund             8,201          August 31, 2005
                                           46,197          August 31, 2004
                                              941          August 31, 2003
                                            5,333          August 31, 2002

     Traditional Virginia Fund             93,290          August 31, 2004
                                           28,672          August 31, 2003


    Additionally, at August 31, 1997, net capital losses of $3,861 for the Traditional South Carolina Fund, attributable to security transactions incurred after October 31, 1996, are treated as arising on the first day of the Fund's next taxable year.

    Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are excludable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.


    D Deferred Organization Expenses -- Costs incurred by each Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

    E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses on the Statements of Operations.

    F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

    G Other -- Investment transactions are accounted for on a trade date basis.


2   Distributions to Shareholders
    ----------------------------------------------------------------------------
    The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Funds at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

    Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1998 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

EV Traditional Municipals Funds as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


3   Shares of Beneficial Interest
    ----------------------------------------------------------------------------
    The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                 Traditional Alabama Fund
                                            ----------------------------------
                                                   Year Ended August 31,
                                            ----------------------------------
                                               1997                  1996
    --------------------------------------------------------------------------
     Sales                                    55,064                26,081
     Issued to shareholders
       electing to receive payments of
       distributions in Fund shares           15,375                17,910
     Redemptions                            (133,307)             (382,362)
    --------------------------------------------------------------------------

     Net decrease                            (62,868)             (338,371)
    --------------------------------------------------------------------------
                                                 Traditional Arkansas Fund
                                            ----------------------------------
                                                   Year Ended August 31,
                                            ----------------------------------
                                               1997                  1996
    --------------------------------------------------------------------------
     Sales                                    27,738                62,955
     Issued to shareholders
       electing to receive payments of
       distributions in Fund shares            2,892                 1,919
     Redemptions                             (19,553)              (11,285)
    --------------------------------------------------------------------------

     Net increase                             11,077                53,589
    --------------------------------------------------------------------------
                                                   Traditional Georgia Fund
                                            ----------------------------------
                                                   Year Ended August 31,
                                            ----------------------------------
                                               1997                  1996
    --------------------------------------------------------------------------
     Sales                                    37,045                31,195
     Issued to shareholders
       electing to receive payments of
       distributions in Fund shares            4,974                 6,426
     Redemptions                             (33,014)             (131,275)
    --------------------------------------------------------------------------

     Net increase (decrease)                   9,005               (93,654)
    --------------------------------------------------------------------------
                                                 Traditional Kentucky Fund
                                            ----------------------------------
                                                   Year Ended August 31,
                                            ----------------------------------
                                               1997                  1996
    --------------------------------------------------------------------------
     Sales                                    47,854                32,415
     Issued to shareholders
       electing to receive payments of
       distributions in Fund shares            4,466                 5,576
     Redemptions                             (44,781)              (97,886)
    --------------------------------------------------------------------------

     Net increase (decrease)                   7,539               (59,895)
    --------------------------------------------------------------------------
                                                 Traditional Louisiana Fund
                                            ----------------------------------
                                                   Year Ended August 31,
                                            ----------------------------------
                                               1997                  1996
    --------------------------------------------------------------------------
     Sales                                    41,518                28,551
     Issued to shareholders
       electing to receive payments of
       distributions in Fund shares            8,960                 8,947
     Redemptions                             (18,232)              (80,053)
    --------------------------------------------------------------------------

     Net increase (decrease)                  32,246               (42,555)
    --------------------------------------------------------------------------
                                                 Traditional Maryland Fund
                                            ----------------------------------
                                                   Year Ended August 31,
                                            ----------------------------------
                                               1997                  1996
    --------------------------------------------------------------------------
     Sales                                    34,485                25,431
     Issued to shareholders
       electing to receive payments of
       distributions in Fund shares            3,651                 3,146
     Redemptions                              (9,710)              (24,547)
    --------------------------------------------------------------------------

     Net increase                             28,426                 4,030
    --------------------------------------------------------------------------
                                                 Traditional Missouri Fund
                                            ----------------------------------
                                                   Year Ended August 31,
                                            ----------------------------------
                                               1997                  1996
    --------------------------------------------------------------------------
     Sales                                    28,718                19,052
     Issued to shareholders
       electing to receive payments of
       distributions in Fund shares            8,479                11,872
     Redemptions                             (69,588)             (110,722)
    --------------------------------------------------------------------------

     Net decrease                            (32,391)              (79,798)
    --------------------------------------------------------------------------

EV Traditional Municipals Funds as of August 31, 1997
NOTES TO FINANCIAL STATEMENTS CONT'D


                                              Traditional North Carolina Fund
                                            ----------------------------------
                                                   Year Ended August 31,
                                            ----------------------------------
                                               1997                  1996
    --------------------------------------------------------------------------
     Sales                                    54,991             1,256,008

     Issued to shareholders
       electing to receive  payments of
       distributions in Fund shares           12,549                15,152
     Redemptions                            (243,313)             (149,338)
    --------------------------------------------------------------------------

     Net increase (decrease)                (175,773)            1,121,822
    --------------------------------------------------------------------------




                                                  Traditional Oregon Fund
                                            ----------------------------------
                                                   Year Ended August 31,
                                            ----------------------------------
                                               1997                  1996
    --------------------------------------------------------------------------
     Sales                                    15,005                16,737

     Issued to shareholders
       electing to receive payments of
       distributions in Fund shares            2,980                 3,385

     Redemptions                             (24,208)              (44,202)
    --------------------------------------------------------------------------

     Net decrease                             (6,223)              (24,080)
    --------------------------------------------------------------------------



                                            Traditional South Carolina Fund
                                            ----------------------------------
                                                   Year Ended August 31,
                                            ----------------------------------
                                               1997                  1996
    --------------------------------------------------------------------------
     Sales                                    34,839                48,265

     Issued to shareholders
       electing to receive payments of
       distributions in Fund shares            3,856                 3,369

     Redemptions                             (25,269)              (88,249)
    --------------------------------------------------------------------------

     Net increase (decrease)                  13,426               (36,615)
    --------------------------------------------------------------------------


                                               Traditional Tennessee Fund
                                            ----------------------------------
                                                   Year Ended August 31,
                                            ----------------------------------
                                               1997                  1996
    --------------------------------------------------------------------------
     Sales                                   110,697                43,833

     Issued to shareholders
       electing to receive payments of
       distributions in Fund shares            7,503                 5,347

     Redemptions                             (11,535)              (21,117)
    --------------------------------------------------------------------------

     Net increase                            106,665                28,063
    --------------------------------------------------------------------------



                                                 Traditional Virginia Fund
                                            ----------------------------------
                                                   Year Ended August 31,
                                            ----------------------------------
                                               1997                  1996
    --------------------------------------------------------------------------
     Sales                                    62,655                35,323

     Issued to shareholders
       electing to receive payments of
       distributions in Fund shares            3,867                 5,198


     Redemptions                             (34,705)              (81,523)
    --------------------------------------------------------------------------

     Net increase (decrease)                  31,817               (41,002)
    --------------------------------------------------------------------------

4   Transactions with Affiliates
    ----------------------------------------------------------------------------
    Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds, $982, $16,423, $15,282, $20,562, $19,786, $20,080,
    $14,811, $3,091, $18,843, $13,458, $20,490 and $19,446 of expenses relating to the operation of the Traditional Alabama Fund, Traditional Arkansas Fund, Traditional Georgia Fund, Traditional Kentucky Fund, Traditional Louisiana Fund, Traditional Maryland Fund, Traditional Missouri Fund, Traditional North Carolina Fund, Traditional Oregon Fund, Traditional South Carolina Fund, Traditional Tennessee Fund and Traditional Virginia Fund, respectively, were allocated to EVM for the year ended August 31, 1997. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations. Except as to Trustees of the Funds and Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each fund out of the investment advisor fee earned by BMR.

5   Service Plan
    ----------------------------------------------------------------------------
    Each Fund has adopted a service plan (the Plans) designed to meet the service fee requirements of the sales charge rule of The National Association of Securities Dealers, Inc. The Plans provide that each Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of Eaton Vance Management, Authorized Firms and other persons in

EV Traditional Municipals Funds as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


    amounts not exceeding 0.25% of the Fund's average daily net assets for any fiscal year. The Trustees have initially implemented the Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not exceeding 0.20% of the Fund's average daily net assets for any fiscal year which is attributable to shares of a Fund sold by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or the maintenance of shareholder accounts. For the year ended August 31, 1997, Traditional Alabama Fund, Traditional Arkansas Fund, Traditional Georgia Fund, Traditional Kentucky Fund, Traditional Louisiana Fund, Traditional Maryland Fund, Traditional Missouri Fund, Traditional North Carolina Fund, Traditional Oregon Fund, Traditional South Carolina Fund, Traditional Tennessee Fund and Traditional Virginia Fund paid or accrued service fees in the amount of $9,955, $647, $2,406, $2,188, $3,393, $1,791, $3,597, $11,895,
    $1,176, $1,420, $2,163 and $1,482, respectively.

    Certain of the officers and Trustees of the Fund are officers and/or directors of EVD.

6   Investment Transactions
    ----------------------------------------------------------------------------
    Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended August 31, 1997 were as follows:



    Traditional Alabama Fund
    -----------------------------------------------------------------------
    Increases                                                  $   659,605
    Decreases                                                    1,602,499

    Traditional Arkansas Fund
    -----------------------------------------------------------------------
    Increases                                                  $   233,392
    Decreases                                                      228,361

    Traditional Georgia Fund
    -----------------------------------------------------------------------
    Increases                                                  $   381,581
    Decreases                                                      381,500

    Traditional Kentucky Fund
    -----------------------------------------------------------------------
    Increases                                                  $   496,505
    Decreases                                                      479,558

    Traditional Louisiana Fund
    -----------------------------------------------------------------------
    Increases                                                  $   434,171
    Decreases                                                      240,406

    Traditional Maryland Fund
    -----------------------------------------------------------------------
    Increases                                                  $   358,731
    Decreases                                                      130,898

    Traditional Missouri Fund
    -----------------------------------------------------------------------
    Increases                                                  $   293,426
    Decreases                                                      731,626

    Traditional North Carolina Fund
    -----------------------------------------------------------------------
    Increases                                                  $   544,386
    Decreases                                                    3,094,621

    Traditional Oregon Fund
    -----------------------------------------------------------------------
    Increases                                                  $   160,921
    Decreases                                                      254,602

    Traditional South Carolina Fund
    -----------------------------------------------------------------------
    Increases                                                  $   369,885
    Decreases                                                      298,884

    Traditional Tennessee Fund
    -----------------------------------------------------------------------
    Increases                                                  $ 1,110,454
    Decreases                                                      193,230

    Traditional Virginia Fund
    -----------------------------------------------------------------------
    Increases                                                  $   618,836
    Decreases                                                      377,576


EV Traditional Municipals Funds  as of August 31, 1997
INDEPENDENT AUDITORS' REPORT


To the Trustees and Shareholders
of Eaton Vance Municipals Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statements of assets and liabilities of EV Traditional Alabama Municipals Fund, EV Traditional Arkansas Municipals Fund, EV Traditional Georgia Municipals Fund, EV Traditional Kentucky Municipals Fund, EV Traditional Louisiana Municipals Fund, EV Traditional Maryland Municipals Fund, EV Traditional Missouri Municipals Fund, EV Traditional North Carolina Municipals Fund, EV Traditional Oregon Municipals Fund, EV Traditional South Carolina Municipals Fund, EV Traditional Tennessee Municipals Fund and EV Traditional Virginia Municipals Fund (the Funds) (certain of the series of Eaton Vance Municipals Trust) as of August 31, 1997, the related statements of operations for the year then ended, and the statements of changes in net assets for the years ended August 31, 1997 and 1996 and financial highlights for the years ended August 31, 1997, 1996 and 1995, and for the period from the start of business to August 31, 1994. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust at August 31, 1997, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



                                         DELOITTE & TOUCHE LLP
                                         Boston, Massachusetts
                                         October 10, 1997

Alabama Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
-------------------     Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                           Value
-----------------------------------------------------------------------------------------
Electric Utilities -- 0.7%
-----------------------------------------------------------------------------------------
 Baa1        BBB+       $   500      Puerto Rico Electric Power
                                     Authority, 6.38%, 7/1/24           $       544,675
 Baa1        BBB+           180      Puerto Rico Electric Power
                                     Authority, 7.00%, 7/1/07                   192,544
-----------------------------------------------------------------------------------------
                                                                        $       737,219
-----------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 4.7%
-----------------------------------------------------------------------------------------
 NR          BBB        $   350      Gadsen East, AL Medical Clinic
                                     Board (Baptist Hospital),
                                     7.60%, 11/1/08                     $       397,712
 NR          BBB          2,000      Gadsen East, AL Medical Clinic
                                     Board (Baptist Hospital),
                                     7.80%, 11/1/21                           2,287,740
 Baa1        BBB+           320      Puerto Rico Electric Power
                                     Authority, 7.00%, 7/1/07                   341,325
 A1          NR           1,600      University of Alabama
                                     Birmingham Medical and
                                     Educational Foundation Housing,
                                     7.00%, 12/1/19                           1,727,152
-----------------------------------------------------------------------------------------
                                                                        $     4,753,929
-----------------------------------------------------------------------------------------

Hospitals -- 13.7%
-----------------------------------------------------------------------------------------
 Aa          AA         $ 1,250      Alabama Special Care (Daughters
                                     of Charity), 5.00%, 11/1/25        $     1,140,938
 NR          BBB          3,000      Alexander City, AL Special Care
                                     (Russell Hospital),
                                     6.00%, 12/1/22                           3,046,740
 Baa3        BBB-         1,000      Baldwin County, AL (Thomas
                                     Hospital), 6.75%, 4/1/21                 1,077,270
 Baa3        NR           1,000      Cullman, AL Medical Clinic
                                     Board (Cullman Regional Medical
                                     Center), 6.50%, 2/15/23                  1,031,810
 A3          NR           3,550      Jasper, AL Medical Clinic Board
                                     (Walker Regional Medical
                                     Center), 6.38%, 7/1/18(1)                3,646,630
 A3          NR           1,000      Jasper, AL Medical Clinic Board
                                     (Walker Regional Medical
                                     Center), 6.40%, 7/1/11                   1,034,290
 Baa3        BBB          2,000      Marshall, AL (Boaz-Albertville
                                     Medical Center), 7.00%, 1/1/20           2,156,020
 A           A-         $   745      Montgomery, AL Medical Clinic
                                     Board (Jackson Hospital),
                                     7.00%, 3/1/15                              791,384
-----------------------------------------------------------------------------------------
                                                                        $    13,925,082
-----------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 13.4%
-----------------------------------------------------------------------------------------
 A2          NR         $ 1,000      Commonwealth of Puerto Rico
                                     Industrial, Medical and
                                     Environmental Pollution Control
                                     Facility Finance Authority
                                     (American Home Products),          $       961,040
                                     5.10%, 12/1/18
 Baa1        BBB          1,200      Courtland, AL (Champion
                                     International Corporation),
                                     7.20%, 12/1/13                           1,330,440
 Baa1        BBB          2,000      Courtland, AL (Champion
                                     International Corporation),
                                     (AMT), 6.50%, 9/1/25                     2,127,000
 Baa1        BBB            800      Courtland, AL (Champion
                                     International Corporation),
                                     (AMT), 7.00%, 6/1/22                       866,432
 Baa3        BBB-         2,000      Mobile, AL (Mobile Energy),
                                     6.95%, 1/1/20                            2,178,280
 Baa3        BBB-         2,780      Puerto Rico Port Authority
                                     (American Airlines), 6.25%,              2,954,278
                                     6/1/26
 A3          A-           1,000      Selma, AL Solid Waste Disposal,
                                     (AMT), 6.00%, 12/1/17                    1,015,030
 A2          A+           2,000      Tallahassee, AL (United Tech),
                                     6.10%, 8/1/14                            2,116,280
-----------------------------------------------------------------------------------------
                                                                        $    13,548,780
-----------------------------------------------------------------------------------------

Insured-Education -- 7.5%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      Alabama A&M University (MBIA),
                                     6.38%, 11/1/09                     $     1,092,730
 Aaa         AAA          4,000      University of Alabama Student
                                     Housing (MBIA), 5.00%, 6/1/16            3,816,959
 Aaa         AAA          2,770      University of South Alabama
                                     Tuition (AMBAC), 5.00%, 11/15/15         2,673,466
-----------------------------------------------------------------------------------------
                                                                        $     7,583,155
-----------------------------------------------------------------------------------------
Insured-Electric Utilities -- 2.4%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 2,000      Columbia, AL (AL Power)
                                     (AMBAC), 6.50%, 9/1/23             $     2,119,620


                       See notes to financial statements

Alabama Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)     Principal
------------------      Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                           Value
-----------------------------------------------------------------------------------------
Insured-Electric Utilities (continued)
-----------------------------------------------------------------------------------------
 Aaa         AAA        $   250      Commonwealth of Puerto Rico
                                     Electric Power Authority
                                     STRIPES (FSA), Variable Rate,
                                     7/1/03(2)                          $       279,063
-----------------------------------------------------------------------------------------
                                                                        $     2,398,683
-----------------------------------------------------------------------------------------

Insured-General Obligations -- 12.3%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 3,000      Daphne, AL (AMBAC),
                                     5.13%, 4/1/17                      $     2,876,370
 Aaa         AAA            250      Fairfield City, AL (AMBAC),
                                     6.30%, 6/1/22                              270,968
 Aaa         AAA          1,400      Greenville, AL (AMBAC),
                                     5.25%, 12/1/21                           1,358,784
 Aaa         AAA          1,000      Hamilton, AL (MBIA),
                                     5.25%, 8/1/22                              970,210
 Aaa         AAA          2,065      Hoover, AL (AMBAC),
                                     5.00%, 3/1/20                            1,942,773
 Aaa         AAA          3,250      Madison, AL School Warrants
                                     (MBIA), 6.00%, 2/1/24                    3,411,785
 Aaa         AAA          1,000      North Port, AL (AMBAC),
                                     5.70%, 3/1/21                            1,024,620
 Aaa         AAA            500      Troy City, AL (CAPG),
                                     6.60%, 6/1/12                              552,500
-----------------------------------------------------------------------------------------
                                                                        $    12,408,010
-----------------------------------------------------------------------------------------

Insured-Hospitals -- 9.9%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,810      Bessemer, AL Medical Clinic
                                     Board (MBIA), 6.00%, 5/15/19       $     1,894,292
 Aaa         AAA          2,000      Birmingham, AL Special Tax Care
                                     Facilities Authority
                                     (Children's Hospital) (MBIA),
                                     5.38%, 6/1/17                            1,979,420
 Aaa         AAA          2,000      Huntsville, AL Health Care
                                     Facilities (MBIA), 6.50%, 6/1/13         2,228,440
 Aaa         AAA          2,500      Montgomery, AL Special Tax Care
                                     Facilities Authority, (Baptist
                                     Medical Center) (FSA), 5.38%,
                                     9/1/22(3)                                2,451,150
 Aaa         AAA          1,500      University of Alabama Hospital
                                     Revenue  Birmingham (MBIA),
                                     5.00%, 10/1/14                           1,449,750
-----------------------------------------------------------------------------------------
                                                                        $    10,003,052
-----------------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of Participation -- 0.9%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      Puerto Rico Public Buildings
                                     Authority (AMBAC), 5.00%, 7/1/27   $       946,620
-----------------------------------------------------------------------------------------
                                                                        $       946,620
-----------------------------------------------------------------------------------------

Insured-Miscellaneous -- 5.3%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 4,500      Alabama State Docks Department
                                     (MBIA), (AMT), 6.30%, 10/1/21      $     4,780,259
 Aaa         AAA          1,825      Birmingham Jefferson, AL Civic
                                     Center Authority (MBIA),
                                     0.00%, 9/1/18                              574,364
-----------------------------------------------------------------------------------------
                                                                        $     5,354,623
-----------------------------------------------------------------------------------------

Insured-Solid Waste -- 4.6%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $   350      Huntsville, AL Solid Waste
                                     Disposal (FGIC), (AMT), 7.00%,
                                     10/1/08                            $       379,456
 Aaa         AAA          4,000      Huntsville, AL Solid Waste
                                     Disposal (FGIC), (AMT), 7.00%,
                                     10/1/14                                  4,318,599
-----------------------------------------------------------------------------------------
                                                                        $     4,698,055
-----------------------------------------------------------------------------------------
Insured-Transportation -- 1.0%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      Huntsville-Madison County
                                     Airport, AL (AMT), (MBIA),
                                     5.40%, 7/1/19                      $       974,900
-----------------------------------------------------------------------------------------
                                                                        $       974,900
-----------------------------------------------------------------------------------------
Insured-Water and Sewer -- 18.1%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,500      Alabama Water Pollution Control
                                     Authority (AMBAC),
                                     5.00%, 8/15/15                     $     1,424,910
 Aaa         AAA          2,050      Bessemer, AL Water (AMBAC),
                                     5.75%, 7/1/26                            2,099,672
 Aaa         AAA          1,000      Fort Payne, AL Waterworks Board
                                     (MBIA), 5.25%, 7/1/26                      962,580
 Aaa         AAA          2,000      Jefferson County, AL Sewer
                                     Revenue (FGIC), 5.38%, 2/1/27            1,966,520
 Aaa         AAA          3,075      Prichard, AL Water and Sewer
                                     (AMBAC), 6.13%, 11/15/14                 3,266,911
 Aaa         AAA          6,000      Scottsboro, AL Water, Sewer
                                     and Gas (AMBAC),
                                     6.50%, 12/1/14(4)                        6,654,419

                       See notes to financial statements

Alabama Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)     Principal
------------------      Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                           Value
-----------------------------------------------------------------------------------------
Insured-Water and Sewer (continued)
-----------------------------------------------------------------------------------------
 Aaa         AAA        $   750      West Morgan-East Lawrence, AL
                                     Water Authority (FGIC),
                                     6.00%, 5/1/22                      $       772,028
 Aaa         AAA          1,000      West Morgan-East Lawrence, AL
                                     Water Authority (FSA),
                                     6.85%, 8/15/25                           1,147,600
-----------------------------------------------------------------------------------------
                                                                        $    18,294,640
-----------------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 0.5%
-----------------------------------------------------------------------------------------
 NR          BBB        $   500      Puerto Rico (Guaynabo Municipal
                                     Government Center Lease),
                                     5.63%, 7/1/22                      $       493,700
-----------------------------------------------------------------------------------------
                                                                        $       493,700
-----------------------------------------------------------------------------------------

Miscellaneous -- 0.1%
-----------------------------------------------------------------------------------------
 A           A          $   100      Tennessee Valley, AL Exhibit
                                     Commission, 6.70%, 6/1/10          $       110,480
-----------------------------------------------------------------------------------------
                                                                        $       110,480
-----------------------------------------------------------------------------------------

Nursing Homes -- 1.0%
-----------------------------------------------------------------------------------------
 NR          NR         $   325      Fairhope, AL Midtown Medical
                                     Clinic Board (Beverly
                                     Enterprises),
                                     6.38%, 6/1/09                      $       325,764
 NR          NR             670      Mobile, AL Midtown Medical
                                     Clinic Board (Beverly
                                     Enterprises), 7.00%, 4/1/07                681,377
-----------------------------------------------------------------------------------------
                                                                        $     1,007,141
-----------------------------------------------------------------------------------------

Special Tax Revenue -- 0.3%
-----------------------------------------------------------------------------------------
 NR          NR         $   250      Virgin Islands Public Finance
                                     Authority, 7.25%, 10/1/18          $       278,275
-----------------------------------------------------------------------------------------
                                                                        $       278,275
-----------------------------------------------------------------------------------------

Transportation -- 2.1%
-----------------------------------------------------------------------------------------
 NR          BBB        $ 2,000      Guam Airport Authority (AMT),
                                     6.70%, 10/1/23                     $     2,138,500
-----------------------------------------------------------------------------------------
                                                                        $     2,138,500
-----------------------------------------------------------------------------------------

Water and Sewer -- 1.5%
-----------------------------------------------------------------------------------------
 NR          NR         $ 1,500      Moulton City, AL Water,
                                     6.30%, 1/1/18                      $     1,536,075
-----------------------------------------------------------------------------------------
                                                                        $     1,536,075
-----------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $94,504,048)                                      $   101,190,919
-----------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Alabama municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 61.9% of securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.6% to 26.4% of total investments.


(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2) Security has been issued as an inverse floater bond.
(3) When-issued security.
(4) Security (or a portion thereof) has been segregated to cover when-issued securities.

                       See notes to financial statements

Arkansas Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
-------------------     Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                            Value
----------------------------------------------------------------------------------------

Colleges and Universities -- 4.6%
----------------------------------------------------------------------------------------
 NR          A+         $ 2,750      Conway, AR Public Facilities
                                     Board Capital Improvement
                                     (Hendrix College), 6.00%, 10/1/26   $    2,845,177
----------------------------------------------------------------------------------------
                                                                         $    2,845,177
----------------------------------------------------------------------------------------

Electric Utilities -- 6.4%
----------------------------------------------------------------------------------------
 A           NR         $ 1,000      Conway, AR Electric, 5.70%, 8/1/09  $    1,032,740
 NR          NR           1,000      Guam Power Authority,
                                     5.25%, 10/1/23                             947,000
 Baa2        BBB-           750      Jefferson, AR Pollution Control
                                     (AR Power and Light), 6.13%,               750,285
                                     10/1/07
 Baa2        BBB            550      Jefferson, AR Pollution Control
                                     (AR Power and Light), 6.30%,               581,565
                                     6/1/18
 Baa2        BBB            500      Pope County, AR Pollution Control
                                     (AR Power and Light), 6.30%,               528,695
                                     12/1/16
 Baa1        BBB+           500      Puerto Rico Electric Power
                                     Authority, 0.00%, 7/1/17                   167,800
----------------------------------------------------------------------------------------
                                                                         $    4,008,085
----------------------------------------------------------------------------------------

Escrowed/Prerefunded -- 1.0%
----------------------------------------------------------------------------------------
 Aaa         AAA        $   500      Harrison, AR Residential Housing
                                     Facility Board Single Family
                                     Mortgage (FGIC), 7.40%, 9/1/11      $      612,690
----------------------------------------------------------------------------------------
                                                                         $      612,690
----------------------------------------------------------------------------------------

General Obligations -- 2.9%
----------------------------------------------------------------------------------------
 Aa3         AA         $   750      Arkansas State College Savings,
                                     0.00%, 6/1/13                       $      320,235
 Aa3         AA           2,750      Arkansas State College Savings,
                                     0.00%, 6/1/14                            1,103,410
 Aa3         AA           1,000      Arkansas State College Savings,
                                     0.00%, 6/1/14                              401,240
----------------------------------------------------------------------------------------
                                                                         $    1,824,885
----------------------------------------------------------------------------------------

Hospitals -- 16.1%
----------------------------------------------------------------------------------------
 Aa1         AA+        $ 1,750      Arkansas Development Finance
                                     Authority Health Care Facilities
                                     (Sisters of Mercy), 5.00%, 6/1/19   $    1,652,350
 Baa2        NR             700      Baxter, AR Hospital Improvement,
                                     7.25%, 9/1/07                              757,687
 Baa2        NR             750      Baxter, AR Hospital Improvement,
                                     7.50%, 9/1/21                              815,460
 NR          A            1,000      Little Rock, AR Health Facilities
                                     Board (Baptist Medical
                                     Center-Parkway Village), 7.00%,          1,084,540
                                     10/1/17
 NR          A+             550      Little Rock, AR Health Facilities
                                     Board Healthcare (Baptist Medical
                                     Center), 5.50%, 9/1/15                     547,509
 NR          A+           1,125      Little Rock, AR Health Facilities
                                     Board Hospital (Baptist Medical
                                     Center), 6.80%, 11/1/05                  1,270,575
 NR          BBB          1,500      Paragould, AR Hospital,
                                     6.38%, 10/1/17                           1,574,865
 NR          A-           2,250      Pulaski County, AR  Hospitals
                                     (Children's Hospital),
                                     6.20%, 3/1/22                            2,336,288
----------------------------------------------------------------------------------------
                                                                         $   10,039,274
----------------------------------------------------------------------------------------

Housing -- 11.0%
----------------------------------------------------------------------------------------
 A           NR         $ 3,000      Arkansas Development Finance
                                     Authority Compound Accretion,
                                     0.00%, 12/1/11                      $    1,050,780
 NR          AAA          1,260      Arkansas Development Finance
                                     Authority Single Family Mortgage
                                     (GNMA), (AMT), 5.80%, 6/1/25             1,267,258
 NR          AAA            990      Arkansas Development Finance
                                     Authority Single Family Mortgage
                                     (GNMA), (AMT), 7.45%, 1/1/27             1,084,515
 NR          AAA          3,270      Arkansas Development Finance
                                     Authority Single Family Mortgage
                                     (GNMA/FNMA), (AMT),
                                     6.70%, 7/1/27                            3,470,352
----------------------------------------------------------------------------------------
                                                                         $    6,872,905
----------------------------------------------------------------------------------------

Industrial Development Revenue/Pollution Control Revenue -- 17.0%
----------------------------------------------------------------------------------------
 NR          A-         $   750      Arkansas State Development
                                     Finance Authority Economic
                                     Development, (AMT), 6.00%, 10/1/11  $      772,178
 Baa2        BBB+         2,350      Baxter, AR (Aeroquip
                                     Corporation), 5.80%, 10/1/13             2,439,300
----------------------------------------------------------------------------------------


                       See notes to financial statements

Arkansas Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
---------------------   Principal
                        Amount
             Standard   (000
Moody's      & Poor's   omitted)     Security                            Value
---------------------------------------------------------------------------------------

Industrial Development Revenue/
Pollution Control Revenue (continued)
---------------------------------------------------------------------------------------
 A1          AA-        $ 2,500      Blytheville, AR Solid Waste
                                     Recycling and Sewer Treatment
                                     (Nucor Corporation), (AMT),
                                     6.90%, 12/1/21                      $    2,702,775
 A3          A-             735      Gurdon, AR Pollution Control
                                     (International Paper),
                                     5.75%, 2/1/08                              735,228
 A1          A+           1,000      Jonesboro, AR (Anheuser-Busch),
                                     6.50%, 11/15/12                          1,079,270
 A3          A-             775      Pine Bluff, AR Solid Waste
                                     Disposal (International Paper),
                                     (AMT), 5.55%, 10/1/17                      773,373
 Baa3        BBB-         1,990      Puerto Rico Port Authority
                                     (American Airlines), (AMT),
                                     6.30%, 6/1/23                            2,093,062
----------------------------------------------------------------------------------------
                                                                         $   10,595,186
----------------------------------------------------------------------------------------

Insured-Education -- 0.9%
----------------------------------------------------------------------------------------
 Aaa         AAA        $   500      University of Central Arkansas
                                     (AMBAC), 6.13%, 4/1/26              $      535,165
----------------------------------------------------------------------------------------
                                                                         $      535,165
----------------------------------------------------------------------------------------

Insured-Electric Utilities -- 9.3%
----------------------------------------------------------------------------------------
 Aaa         AAA        $   450      Commonwealth of Puerto Rico
                                     Electric Power Authority STRIPES
                                     (FSA), Variable, 7.33%, 7/1/03/(1)/ $      502,313
 Aaa         AAA            250      North Little Rock, AR Electric
                                     System (MBIA), 6.50%, 7/1/10               286,220
 Aaa         AAA          3,390      North Little Rock, AR Electric
                                     System (MBIA), 6.50%, 7/1/15/(2)/        3,887,278
 Aaa         AAA          1,000      West Memphis, AR Public Utilities
                                     System (MBIA), 6.60%, 1/1/09             1,101,480
----------------------------------------------------------------------------------------
                                                                         $    5,777,291
----------------------------------------------------------------------------------------

Insured-Hospitals -- 5.9%
----------------------------------------------------------------------------------------
 Aaa         AAA        $ 2,610      Jonesboro, AR Residential Housing
                                     and Health Care Facilities Board
                                     Hospital (Saint Bernard Regional
                                     Medical Center) (AMBAC), 5.90%,
                                     7/1/16                              $    2,713,616
 Aaa         AAA            400      Saline County, AR Retirement
                                     Housing and Healthcare Facilities
                                     Board (Evan Lutheran Good
                                     Samaritan) (AMBAC), 5.80%, 5/1/11          419,708
 Aaa         AAA            500      Saline County, AR Retirement
                                     Housing and Healthcare Facilities
                                     Board (Evan Lutheran Good
                                     Samaritan) (AMBAC), 6.00%, 6/1/18          519,075
----------------------------------------------------------------------------------------
                                                                         $    3,652,399
----------------------------------------------------------------------------------------

Insured-Transportation -- 0.8%
----------------------------------------------------------------------------------------
 Aaa         AAA        $   500      Little Rock, AR Municipal Airport
                                     (MBIA), 6.00%, 11/1/14              $      517,210
----------------------------------------------------------------------------------------
                                                                         $      517,210
----------------------------------------------------------------------------------------

Insured-Water and Sewer -- 5.6%
----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,500      Arkansas Development Finance
                                     Authority Wastewater System
                                     (MBIA), 5.00%, 6/1/15               $    1,448,505
 Aaa         AAA          1,250      Arkansas Development Finance
                                     Authority Wastewater System
                                     (MBIA), 5.40%, 12/1/15                   1,256,663
 Aaa         AAA            300      Beaver, AR Water District (MBIA),
                                     5.85%, 11/15/08                            317,487
 Aaa         NR             500      Texarkana, AR Water and Sewer,
                                     (FGIC), 5.40%, 9/1/15                      500,535
----------------------------------------------------------------------------------------
                                                                         $    3,523,190
----------------------------------------------------------------------------------------

Lease Revenue / Certificates of Participation -- 0.4%
----------------------------------------------------------------------------------------
 NR          BBB        $   250      Puerto Rico (Guaynabo Municipal
                                     Government Center Lease),
                                     5.63%, 7/1/22                       $      246,850
----------------------------------------------------------------------------------------
                                                                         $      246,850
----------------------------------------------------------------------------------------

Pooled Loans -- 2.8%
----------------------------------------------------------------------------------------
 A           NR         $ 1,000      Arkansas State Student Loan
                                     Authority, (AMT), 6.25%, 6/1/10     $    1,038,090
 A           NR             610      Arkansas State Student Loan
                                     Authority, (AMT), 7.25%, 6/1/09            685,658
----------------------------------------------------------------------------------------
                                                                         $    1,723,748
----------------------------------------------------------------------------------------


                       See notes to financial statements

Arkansas Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
-------------------     Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                            Value
----------------------------------------------------------------------------------------
Special Tax Revenue -- 6.0%
----------------------------------------------------------------------------------------
 Baa1        A          $   500      Commonwealth of Puerto Rico
                                     Highway and Transportation
                                     Authority, 5.00%, 7/1/36            $      463,795
 A           NR           2,000      Little Rock, AR Hotel and
                                     Restaurant Gross Receipts Tax,
                                     7.38%, 8/1/15                            2,436,800
 NR          NR             750      Virgin Islands Public Finance
                                     Authority, 7.25%, 10/1/18                  834,825
----------------------------------------------------------------------------------------
                                                                         $    3,735,420
----------------------------------------------------------------------------------------

Transportation -- 1.2%
----------------------------------------------------------------------------------------
 NR          NR         $   750      Northwest Arkansas Regional
                                     Airport Authority, (AMT), 7.63%,    $      753,908
                                     2/1/27
----------------------------------------------------------------------------------------
                                                                         $      753,908
----------------------------------------------------------------------------------------

Water and Sewer -- 8.1%
----------------------------------------------------------------------------------------
 NR          NR         $ 1,000      Cross, AR Rural Water,
                                     5.75%, 4/1/18                       $    1,004,010
 A1          NR           2,500      Little Rock, AR Sewer,
                                     5.50%, 8/1/14                            2,517,325
 NR          NR           1,500      South Sebastian County, AR Water
                                     Users Association, 6.15%, 6/1/23         1,542,180
----------------------------------------------------------------------------------------
                                                                         $    5,063,515
----------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $58,959,622)                                       $   62,326,898
----------------------------------------------------------------------------------------


AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Arkansas municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 22.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.8% to 14.1% of total investments.

(1) Security has been issued as an inverse floater bond.
(2) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                       See notes to financial statements

Georgia Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
------------------      Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                             Value
-----------------------------------------------------------------------------------------

Electric Utilities -- 13.9%
-----------------------------------------------------------------------------------------
 A1          A          $ 2,000      Burke County, Development
                                     Authority Pollution Control
                                     (Georgia Power), 6.38%, 8/1/24      $    2,071,200
 A3          A            1,000      Georgia Municipal Electric Power
                                     Authority, 0.00%, 1/1/12                   454,860
 A3          A            2,000      Georgia Municipal Electric Power
                                     Authority, 8.25%, 1/1/11                 2,543,380
 A1          A+           1,000      Monroe County, Development
                                     Authority Pollution Control (Gulf
                                     Power Scherer), 6.30%, 9/1/24            1,038,350
 A3          A            4,000      Monroe County, Development
                                     Authority Pollution Control
                                     (Ogelthorpe Power), 6.55%, 1/1/06        4,416,799
 A3          A            1,000      Monroe County, Development
                                     Authority Pollution Control
                                     (Ogelthorpe Power), 6.70%, 1/1/09        1,140,570
 A3          A            1,000      Monroe County, Development
                                     Authority Pollution Control
                                     (Ogelthorpe Power), 6.80%, 1/1/12        1,152,190
 Baa1        BBB+           665      Puerto Rico Electric Power
                                     Authority, 0.00%, 7/1/17                   223,174
-----------------------------------------------------------------------------------------
                                                                         $   13,040,523
-----------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 1.2%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $   305      Chatham County, Memorial Medical
                                     Center (MBIA), 6.85%, 1/1/21        $      334,271
 Aaa         AAA            675      Chatham County, Memorial Medical
                                     Center (MBIA), 7.00%, 1/1/21               742,892
-----------------------------------------------------------------------------------------
                                                                         $    1,077,163
-----------------------------------------------------------------------------------------

General Obligations -- 6.2%
-----------------------------------------------------------------------------------------
 Aa          AA-        $   300      City of Alpharetta,
                                     6.50%, 5/1/10/(1)/                  $      342,447
 Baa1        A            1,875      Commonwealth of Puerto Rico
                                     Aqueduct and Sewer Authority,
                                     5.00%, 7/1/19                            1,752,019
 Baa1        A            1,000      Commonwealth of Puerto Rico
                                     Aqueduct and Sewer Authority,
                                     6.25%, 6/1/12                            1,112,520
 Aa1         AA+          1,480      Gwinnett County, Water and Sewer,
                                     6.50%, 8/1/06                            1,483,138
 A2          A              450      Paulding County School District,
                                     6.63%, 2/1/08                              514,724
 Aaa         AAA            500      State of Georgia, 6.30%, 3/1/08/(1)/       564,400
-----------------------------------------------------------------------------------------
                                                                         $    5,769,248
-----------------------------------------------------------------------------------------

Hospitals -- 10.9%
-----------------------------------------------------------------------------------------
 A2          NR         $ 4,500      City of Savannah (Saint Josephs
                                     Hospital Project), 6.20%, 7/1/23    $    4,637,384
 Baa1        NR           3,500      Fulco County, Georgia Baptist
                                     Health, 6.38%, 9/1/22                    3,621,624
 NR          BBB          1,785      Toombs County, GA (Dr. John M.
                                     Meadows Memorial),
                                     7.00%, 12/1/17                           1,920,107
-----------------------------------------------------------------------------------------
                                                                         $   10,179,115
-----------------------------------------------------------------------------------------

Housing -- 14.4%
-----------------------------------------------------------------------------------------
 Aa2         NR         $ 1,450      Georgia Housing and Finance
                                     Authority, (AMT), 6.88%, 12/1/20    $    1,520,267
 Aa2         AA+          3,985      Georgia Housing and Finance
                                     Authority, Single Family
                                     Mortgage, FHA, (AMT), 6.55%,
                                     12/1/27                                  4,186,162
 Aa2         AA+          2,395      Georgia Housing and Finance
                                     Authority, Single Family
                                     Mortgage, FHA, (AMT), 6.70%,
                                     12/1/25                                  2,529,072
 Aa2         AA+          1,500      Georgia Housing and Finance
                                     Authority, Single Family
                                     Mortgage, FHA, (AMT), 7.05%,
                                     12/1/20                                  1,596,180
 Aa2         AA+          1,555      Georgia Housing and Finance
                                     Authority, Single Family
                                     Mortgage, FHA, (AMT), 7.12%,
                                     12/1/26                                  1,644,848
 Aa2         AA+          2,000      Georgia State Housing & Finance
                                     Authority Revenue, (AMT),
                                     5.85%, 12/1/28                           2,015,020
-----------------------------------------------------------------------------------------
                                                                         $   13,491,549
-----------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 10.1%
-----------------------------------------------------------------------------------------
 A1          A+         $ 1,000      Cartersville Development
                                     Authority, (Anheuser-Busch),
                                     (AMT), 6.13%, 5/1/27                $    1,033,460
 A1          A+           1,000      Cartersville Development
                                     Authority, (Anheuser-Busch),
                                     (AMT), 7.38%, 5/1/09                     1,200,410


                       See notes to financial statements

Georgia Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------      Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                             Value
-----------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue
(continued)
-----------------------------------------------------------------------------------------
 Baa3        BBB-       $ 2,250      Puerto Rico Port Authority
                                     (American Airlines), 6.25%, 6/1/26  $    2,391,053
 NR          A+             500      Savannah Economic Development
                                     Authority (Hershey Foods),
                                     6.60%, 6/1/12                              543,230
 NR          NR           1,250      Savannah Economic Development
                                     Authority (Intercat
                                     Incorporated), (AMT), 9.00%,
                                     1/1/15                                   1,356,425
 A1          A-             750      Savannah Economic Development
                                     Authority (Union Camp
                                     Corporation), 6.80%, 2/1/12                814,830
 NR          AA-          2,000      Vienna Water and Sewer (Cargill
                                     Project), (AMT), 6.00%, 9/1/14           2,079,800
-----------------------------------------------------------------------------------------
                                                                         $    9,419,208
-----------------------------------------------------------------------------------------

Insured-Electric Utilities -- 5.9%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $   900      Commonwealth of Puerto Rico
                                     Electric Power Authority STRIPES
                                     (FSA), Variable Rate, 7/1/03/(2)/   $    1,004,625
 Aaa         AAA          1,000      Georgia Municipal Electric Power
                                     Authority (FGIC), 5.50%, 1/1/12          1,039,740
 Aaa         AAA            750      Georgia Municipal Electric Power
                                     Authority (MBIA), 0.00%, 1/1/07            474,623
 Aaa         AAA          3,000      Georgia Municipal Electric Power
                                     Authority (MBIA), 5.50%, 1/1/20          3,046,230
-----------------------------------------------------------------------------------------
                                                                         $    5,565,218
-----------------------------------------------------------------------------------------

Insured-General Obligations -- 0.6%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $   500      Commonwealth of Puerto Rico
                                     "RIBS" (AMBAC), Variable Rate,
                                     7/1/15/(2)/                         $      536,875
-----------------------------------------------------------------------------------------
                                                                         $      536,875
-----------------------------------------------------------------------------------------

Insured-Hospitals -- 18.4%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      Chatham County (MBIA),
                                     5.50%, 1/1/21                       $      992,130
 Aaa         AAA          1,600      Clarke County, Hospital Authority
                                     (MBIA), 5.00%, 1/1/27                    1,486,224
 Aaa         AAA          1,300      Cobb County, Hospital Authority,
                                     Kennestone Hospital (MBIA),
                                     5.00%, 4/1/24                            1,209,676
 Aaa         AAA          2,225      Gainesville and Hall County (North
                                     East Healthcare) (MBIA),
                                     6.00%, 10/1/25                           2,327,684
 Aaa         AAA          1,500      Gwinnett County, Gwinnett
                                     Hospital (AMBAC), 5.00%, 9/1/13          1,461,315
 Aaa         AAA          2,000      Liberty County (MBIA),
                                     5.25%, 8/1/21                            1,931,240
 Aaa         AAA          2,500      Macon-Bibb County, Medical Center
                                     of Central Georgia (FGIC),
                                     5.00%, 8/1/14                            2,419,475
 Aaa         AAA          1,500      Medical Center Hospital
                                     Authority Floats (MBIA), Variable
                                     Rate, 8/1/10/(2)/                        1,723,125
 Aaa         AAA          2,000      Medical Center, Columbus Regional
                                     Healthcare (MBIA), 6.40%, 8/1/06         2,187,000
 Aaa         AAA          1,375      Walker, Dade and Catoosa Counties
                                     Hospital (FGIC), 7.00%, 10/1/10          1,519,485
-----------------------------------------------------------------------------------------
                                                                         $   17,257,354
-----------------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of Participation -- 1.1%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      East Point Building Authority
                                     (FGIC), 6.00%, 2/1/10               $    1,065,880
-----------------------------------------------------------------------------------------
                                                                         $    1,065,880
-----------------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 2.4%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      Metropolitan Atlanta Rapid
                                     Transit Authority, (AMBAC),
                                     6.25%, 7/1/11                       $    1,122,630
 Aaa         AAA          1,000      Metropolitan Atlanta Rapid
                                     Transit Authority, (AMBAC),
                                     6.25%, 7/1/20                            1,123,450
-----------------------------------------------------------------------------------------
                                                                         $    2,246,080
-----------------------------------------------------------------------------------------

Insured-Water and Sewer -- 3.3%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,975      Cherokee County, Water and Sewer
                                     Authority (MBIA), 6.88%, 8/1/13     $    2,169,775
 Aaa         AAA          1,000      City of Atlanta, Water and Sewer
                                     (FGIC), 5.00%, 1/1/15                      966,180
-----------------------------------------------------------------------------------------
                                                                         $    3,135,955
-----------------------------------------------------------------------------------------


                       See notes to financial statements

Georgia Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------      Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                             Value
-----------------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 1.3%
-----------------------------------------------------------------------------------------
 Aa          AA         $ 2,300      Fulton County, Building
                                     Authority, Judicial Center,
                                     0.00%, 1/1/10                       $    1,212,008
-----------------------------------------------------------------------------------------
                                                                         $    1,212,008
-----------------------------------------------------------------------------------------

Life Care -- 1.4%
-----------------------------------------------------------------------------------------
 NR          NR         $ 1,500      De Kalb County, Private Hospital
                                     Authority (Atlanta Incorporated),
                                     8.50%, 3/1/25                       $    1,348,260
-----------------------------------------------------------------------------------------
                                                                         $    1,348,260
-----------------------------------------------------------------------------------------

Miscellaneous -- 1.1%
-----------------------------------------------------------------------------------------
 NR          NR         $ 1,000      City of Atlanta, Downtown
                                     Development Authority Childcare
                                     Facilities (Central Atlanta
                                     Hospitality Childcare,
                                     Incorporated), 8.00%, 1/1/26        $    1,015,760
-----------------------------------------------------------------------------------------
                                                                         $    1,015,760
-----------------------------------------------------------------------------------------

Solid Waste -- 1.1%
-----------------------------------------------------------------------------------------
 A1          A+         $ 1,000      Savannah Resource Recovery
                                     (Savannah Energy Systems
                                     Company), 6.30%, 12/1/06            $    1,065,200
-----------------------------------------------------------------------------------------
                                                                         $    1,065,200
-----------------------------------------------------------------------------------------

Special Tax Revenue -- 6.7%
-----------------------------------------------------------------------------------------
 Baa1        A          $ 3,750      Commonwealth of Puerto Rico
                                     Highway and Transportation
                                     Authority, 5.00%, 7/1/36            $    3,478,462
 Baa1        A            1,250      Commonwealth of Puerto Rico
                                     Highway and Transportation
                                     Authority, 5.50%, 7/1/36                 1,239,975
 NR          NR           1,400      Virgin Islands Public Finance
                                     Authority, 7.25%, 10/1/18                1,558,340
-----------------------------------------------------------------------------------------
                                                                         $    6,276,777
-----------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $87,597,730)                                       $   93,702,173
-----------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Georgia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 33.0% of securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.1% to 19.9% of total investments.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2) Security has been issued as an inverse floater bond.

                       See notes to financial statements

Kentucky Municipals Portfolio as of August 31, 1997
PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
-------------------     Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                           Value
------------------------------------------------------------------------------------------

Assisted Living -- 2.7%
------------------------------------------------------------------------------------------
 Aa          NR         $ 3,000      Kenton County, KY (Highland
                                     Terrace) FHA, 6.95%, 12/1/26       $     3,315,359
------------------------------------------------------------------------------------------
                                                                        $     3,315,359
------------------------------------------------------------------------------------------

Education -- 1.1%
------------------------------------------------------------------------------------------
 A1          AA-        $   500      University of Kentucky
                                     Consolidated Educational
                                     Buildings, 6.40%, 5/1/09           $       534,160
 A1          AA-            785      University of Kentucky
                                     Consolidated Educational
                                     Buildings, 6.40%, 5/1/11                   838,631
------------------------------------------------------------------------------------------
                                                                        $     1,372,791
------------------------------------------------------------------------------------------

Electric Utilities -- 4.5%
------------------------------------------------------------------------------------------
 NR          BBB        $   400      Guam Power Authority,
                                     5.25%, 10/1/23                     $       378,800
 Aa2         AA-          1,000      Muhlenburg County, KY
                                     Collateralized Pollution
                                     Control, Utilities Company,
                                     6.25%, 2/1/18                            1,046,940
 Baa1        BBB+         3,500      Puerto Rico Electric Power
                                     Authority, 0.00%, 7/1/17                 1,174,600
 Baa1        BBB+           500      Puerto Rico Electric Power
                                     Authority, 5.50%, 7/1/25                   494,340
 Baa1        BBB+         2,250      Puerto Rico Electric Power
                                     Authority, 6.375%, 7/1/24                2,451,038
------------------------------------------------------------------------------------------
                                                                        $     5,545,718
------------------------------------------------------------------------------------------

Escrowed/Prerefunded -- 1.5%
------------------------------------------------------------------------------------------
 NR          NR         $   190      Kentucky Development Finance
                                     Authority, Saint Claire Medical
                                     Center, 7.13%, 9/1/21              $       211,683
 Aaa         NR             510      Lexington-Fayette County, KY
                                     Government Public Facilities,
                                     6.40%, 4/1/12                              560,184
 Aaa         A            1,000      University of Puerto Rico
                                     Revenue, 6.50%, 6/1/13                   1,020,790
------------------------------------------------------------------------------------------
                                                                        $     1,792,657
------------------------------------------------------------------------------------------

General Obligations -- 4.0%
------------------------------------------------------------------------------------------
 Baa1        A          $   500      Commonwealth of Puerto Rico,
                                     5.40%, 7/1/25                      $       487,315
 Baa1        A            3,000      Commonwealth of Puerto Rico
                                     Aqueduct and Sewer Authority,
                                     5.00%, 7/1/19(1)                         2,803,230
 NR          A+           1,030      Kentucky League of Cities
                                     Funding Trust Floating
                                     Indebtedness Certificates of
                                     Participation, 6.15%, 8/1/13             1,097,558
 NR          NR             500      Virgin Islands Public Finance
                                     Authority, 7.25%, 10/1/18                  556,550
------------------------------------------------------------------------------------------
                                                                        $     4,944,653
------------------------------------------------------------------------------------------

Hospitals -- 0.9%
------------------------------------------------------------------------------------------
 Baa1        BBB        $   975      Russell County, KY Franciscan
                                     Sisters of the Poor Health
                                     System, 8.10%, 7/1/15              $     1,145,976
------------------------------------------------------------------------------------------
                                                                        $     1,145,976
------------------------------------------------------------------------------------------

Housing -- 6.6%
------------------------------------------------------------------------------------------
 NR          AAA        $ 1,455      Boone County, KY Multifamily
                                     Housing Mortgage, Walnut Creek
                                     Apartments, FHA, 7.00%, 1/1/27     $     1,526,717
 NR          NR           1,200      Florence, KY Housing Facilities
                                     (Blue Grass Housing), 7.625%,
                                     5/1/27                                   1,206,708
 Aaa         AAA          2,000      Kentucky Housing Corp., SFMR,
                                     Series 97B, 6.25%, 7/1/28                2,077,440
 Aaa         AAA          2,500      Kentucky Housing Corporation,
                                     Multifamily Mortgage,
                                     6.30%, 1/1/28                            2,591,150
 Aaa         AAA            640      Kentucky Housing Corporation,
                                     Single Family Mortgage, FHA,
                                     (AMT), 7.45%, 1/1/23                       679,040
------------------------------------------------------------------------------------------
                                                                        $     8,081,055
------------------------------------------------------------------------------------------

Industrial Development Revenue/Pollution Control Revenue -- 22.5%
------------------------------------------------------------------------------------------
 Baa1        NR         $ 2,425      Ashland, KY Solid Waste
                                     Disposal (Ashland Oil), (AMT),
                                     7.125%, 2/1/22                     $     2,699,486

 Baa1        BBB          2,355      Ashland, KY Solid Waste
                                     Disposal (Ashland Oil), (AMT),
                                     7.20%, 10/1/20                           2,568,175


                       See notes to financial statements

Kentucky Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
-------------------     Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                           Value
------------------------------------------------------------------------------------------

Industrial Development Revenue/
Pollution Control Revenue (continued)
------------------------------------------------------------------------------------------
 NR          NR         $ 1,000      City of Elsmmere, KY
                                     (Courtaulds Pkg Inc.), 6.75%,
                                     4/1/10                             $     1,054,840
 A2          NR           2,665      Commonwealth of Puerto Rico
                                     Industrial, Medical and
                                     Environmental Pollution Control
                                     Facility Finance Authority
                                     (American Home Products),
                                     5.10%, 12/1/18                           2,561,172
 NR          NR           3,075      Fulton County, KY Industrial
                                     Building, (Chic Jeans), (AMT),
                                     7.50%, 2/1/10                            3,182,687
 NR          A-           2,370      Hancock County, KY Solid Waste
                                     Disposal (Williamette
                                     Corporation), (AMT), 6.60%,
                                     5/1/26                                   2,568,156
 NR          NR           1,500      Hancock County, KY, (Southwire
                                     Co.), (AMT), 7.75%, 7/1/26               1,584,600
 Baa2        BBB-         3,000      Henderson County, KY Solid
                                     Waste Disposal (MacMillan
                                     Bloedel), (AMT), 7.00%, 3/1/25           3,289,290
 Aa3         AA-          1,000      Jefferson County, KY Pollution
                                     Control (E.I. du Pont de
                                     Nemours), 6.30%, 7/1/12                  1,093,580
 NR          BB-            985      Owensboro County, KY (KMart
                                     Corporation), 6.80%, 12/1/07             1,036,900
 NR          NR           1,500      Perry County, Solid Waste
                                     Disposal (TJI International),
                                     6.80%, 5/1/26                            1,597,665
 NR          BB-            915      Powderly, KY (KMart
                                     Corporation), 6.90%, 3/1/07                973,258
 A1          A            2,820      Wickliffe, KY Solid Waste
                                     Disposal (Westvaco
                                     Corporation), (AMT), 6.375%,
                                     4/1/26                                   2,996,786
 Baa3        NR             500      Winchester County, KY (Kroger
                                     Corporation), 6.90%, 7/1/01                519,475
------------------------------------------------------------------------------------------
                                                                        $    27,726,070
------------------------------------------------------------------------------------------

Insured-Education -- 0.6%
------------------------------------------------------------------------------------------
 Aaa         AAA        $   700      Northern, KY University
                                     Educational Buildings (AMBAC),
                                     6.25%, 5/1/12                      $       753,193
------------------------------------------------------------------------------------------
                                                                        $       753,193
------------------------------------------------------------------------------------------

Insured-Electric Utilities -- 1.3%
------------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,600      Commonwealth of Puerto Rico,
                                     Telephone Authority (MBIA),
                                     Variable, 6.966%, 1/16/15/(2)/     $     1,602,000
------------------------------------------------------------------------------------------
                                                                        $     1,602,000
------------------------------------------------------------------------------------------

Insured-General Obligations -- 1.3%
------------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,695      Jefferson County, KY School
                                     District Finance Corporation
                                     (FSA), 5.125%, 11/1/15             $     1,660,337
------------------------------------------------------------------------------------------
                                                                        $     1,660,337
------------------------------------------------------------------------------------------

Insured-Hospitals -- 11.1%
------------------------------------------------------------------------------------------
 Aaa         AAA        $ 2,500      Daviess County, KY ODCH
                                     Incorporated (MBIA),
                                     6.25%, 8/1/22/(3)/                 $     2,652,325
 Aaa         AAA          2,500      Jefferson County, KY Health
                                     Facilities (Jewish Hosp.)
                                     (AMBAC), 6.50%, 5/1/15                   2,726,850
 Aaa         AAA          1,750      Jefferson County, KY Health
                                     Facilities (Jewish Hosp.)
                                     (AMBAC), 6.55%, 5/1/22                   1,912,418
 Aaa         AAA          2,000      Jefferson County, KY Health
                                     Facilities Authority
                                     (University Medical Center)
                                     (MBIA), 5.25%, 7/1/22                    1,937,820
 Aaa         AAA          4,000      Kentucky Development Finance
                                     Authority (Saint Luke's
                                     Hospital) (MBIA), 7.00%,
                                     10/1/21/(3)/                             4,467,239
------------------------------------------------------------------------------------------
                                                                        $    13,696,652
------------------------------------------------------------------------------------------

Insured-Transportation -- 5.4%
------------------------------------------------------------------------------------------
 Aaa         AAA        $ 3,550      Kenton County, KY Airport,
                                     6.30%, 3/1/15                      $     3,843,336
 Aaa         AAA          1,000      Kenton County, KY Airport
                                     (FSA), (AMT), 6.30%, 3/1/15              1,055,320
 Aaa         AAA          1,195      Kenton County, KY Airport
                                     Revenue Board (MBIA), (AMT),
                                     6.45%, 3/1/15/(4)/                         1,285,366
 Aaa         AAA          1,000      Kentucky Economic Development
                                     Authority, State Turnpike
                                     Revitalization (FGIC),
                                     0.00%, 7/1/10                              530,130
------------------------------------------------------------------------------------------
                                                                        $     6,714,152
------------------------------------------------------------------------------------------


                       See notes to financial statements

Kentucky Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Insured-Water and Sewer -- 9.4%
------------------------------------------------------------------------------------------
 Aaa         AAA        $ 2,000      Kenton County, KY Water
                                     District Waterworks (FGIC),
                                     6.00%, 2/1/17                      $     2,117,000
 Aaa         AAA            800      Kenton County, KY Water
                                     District Waterworks (FGIC),
                                     6.375%, 2/1/17                             872,448
 Aaa         AAA            500      Lexington-Fayette County, KY
                                     Government Sewer System (MBIA),
                                     6.375%, 7/1/12                             543,820
 Aaa         AAA          3,415      Louisville and Jefferson
                                     County, KY Metropolitan Sewer
                                     District (MBIA), 6.25%, 5/15/26          3,697,966
 Aaa         AAA          1,000      Louisville and Jefferson
                                     County, KY Sewer District
                                     (AMBAC), 6.75%, 5/15/19                  1,146,660
 Aaa         AAA          2,000      Louisville and Jefferson
                                     County, KY Sewer District
                                     (AMBAC), 6.75%, 5/15/25                  2,293,320
 Aaa         AAA          1,000      Louisville and Jefferson
                                     County, KY Sewer District
                                     (FGIC), 5.20%, 5/15/26                     959,640
------------------------------------------------------------------------------------------
                                                                        $    11,630,854
------------------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 15.7%
------------------------------------------------------------------------------------------
 A1          A          $ 1,300      Boone County, KY School
                                     District, 6.75%, 9/1/11            $     1,425,138
 A1          A+           1,200      Fayette County, KY School
                                     District Finance Corporation,
                                     5.375%, 1/1/15                           1,200,408
 A1          A+           2,315      Fayette County, KY School
                                     District Finance Corporation,
                                     5.375%, 1/1/17                           2,296,943
 A1          A+           4,990      Jefferson County, KY Capital
                                     Projects Corporation, 0.00%,
                                     8/15/15                                  1,844,005
 NR          A+           1,740      Kenton County, KY Building
                                     Revenue, 5.375%, 3/1/17                  1,720,321
 A           A-           1,000      Louisville, KY Public Property
                                     Corporation, 6.80%, 12/1/22              1,103,980
 Aa          NR           2,000      Mount Sterling, KY Lease,
                                     6.15%, 3/1/13                            2,058,020
 Aa          NR           4,500      Mount Sterling, KY Lease,
                                     6.20%, 3/1/18                            4,624,784
 A           NR           2,000      Owensboro County, KY Airport
                                     Lease, 5.875%, 6/1/15                    2,034,700
 A1          NR         $ 1,045      Pike County, KY School District
                                     Finance Corp., 5.125%, 9/1/17            1,011,226
------------------------------------------------------------------------------------------
                                                                        $    19,319,525
------------------------------------------------------------------------------------------

Nursing Homes -- 0.7%
------------------------------------------------------------------------------------------
 NR          NR         $   800      Jefferson County, KY Health
                                     Facilities, Beverly
                                     Enterprises, 9.75%, 8/1/07         $       870,888
------------------------------------------------------------------------------------------
                                                                        $       870,888
------------------------------------------------------------------------------------------

Solid Waste -- 1.0%
------------------------------------------------------------------------------------------
 NR          NR         $ 1,200      Morgantown, KY Solid Waste
                                     Revenue, 7.45%, 5/1/22             $     1,241,928
------------------------------------------------------------------------------------------
                                                                        $     1,241,928
------------------------------------------------------------------------------------------

Transportation -- 7.8%
------------------------------------------------------------------------------------------
 NR          BBB        $ 3,000      Guam Airport Authority (AMT),
                                     6.70%, 10/1/23                     $     3,207,750
 Baa3        BB+            500      Kenton County, KY  Airport
                                     (Delta Airlines), (AMT), 7.50%,
                                     2/1/20                                     551,285
 Baa3        BB+          3,400      Kenton County, KY Airport
                                     (Delta Airlines), (AMT),
                                     6.125%, 2/1/22                           3,452,291
 Baa3        BB+          1,500      Kenton County, KY Airport
                                     (Delta Airlines), (AMT),
                                     7.125%, 2/1/21                           1,631,925
 Baa3        BB+            250      Kenton County, KY Airport
                                     (Delta Airlines), (AMT), 7.50%,
                                     2/1/12                                     275,643
 Baa3        BBB-           500      Puerto Rico Port Authority
                                     (American Airlines), (AMT),
                                     6.30%, 6/1/23                              525,895
------------------------------------------------------------------------------------------
                                                                        $     9,644,789
------------------------------------------------------------------------------------------

Water and Sewer -- 1.9%
------------------------------------------------------------------------------------------
 NR          A          $ 1,500      Campbell County, KY Water
                                     District, 6.60%, 12/1/11           $     1,639,440
 A           NR             650      Harden County, KY Water
                                     District, 6.50%, 9/1/12                    701,220
------------------------------------------------------------------------------------------
                                                                        $     2,340,660
------------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $115,387,827)                                     $   123,399,257
------------------------------------------------------------------------------------------


                       See notes to financial statements

Kentucky Municipals Portfolio as of August 31, 1997
PORTFOLIO OF INVESTMENTS CONT'D

AMT - Interest earned from these securities may be considered a tax preference item for the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Kentucky municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 25.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 2.2% to 12.7% of total investments.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
(2) Security has been issued as an inverse floater bond.
(3) Security has been segregated to cover when-issued securities.
(4) When-issued security.

                       See notes to financial statements

Louisiana Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                      Value
----------------------------------------------------------------------------
Education -- 0.8%
----------------------------------------------------------------------------
 Aaa       NR       $  150     Louisiana Public Facilities
                               Authority, Guaranteed
                               Student Loan Revenue Bonds
                               (AMT), 6.75%, 9/1/06          $   158,285

 A2        NR          100     Louisiana Public Facilities
                               Authority, Student Loan
                               Revenue Bonds, (AMT),
                               7.00%, 9/1/06                     106,382
----------------------------------------------------------------------------
                                                             $   264,667
----------------------------------------------------------------------------

Electric Utilities -- 3.1%
----------------------------------------------------------------------------
 Ba1       BB+      $  150     Pointe Coupe Parish, LA
                               (Gulf States Utilities
                               Company), 6.70%, 3/1/13       $   158,328

 Baa1      BBB+      2,500     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17          839,000

 Baa1      BBB+        175     Puerto Rico Electric Power
                               Authority, 0.00%, 7/1/17           58,730
----------------------------------------------------------------------------
                                                             $ 1,056,058
----------------------------------------------------------------------------

Hospitals -- 8.5%
----------------------------------------------------------------------------
 Baa1      NR       $1,000     Lafourche Parish, LA
                               Hospital Service District,
                               6.00%, 10/1/23/(1)/           $ 1,014,320

 NR        BBB         750     Louisiana PFA, General
                               Health Systems Project,
                               6.80%, 11/1/16                    808,080

 NR        A-          750     Saint Tammany Parish, LA
                               Hospital Service District,
                               6.50%, 7/1/17                     788,280

 NR        A-          250     Saint Tammany Parish, LA
                               Hospital Service District,
                               6.50%, 7/1/22                     260,598
----------------------------------------------------------------------------
                                                             $ 2,871,278
----------------------------------------------------------------------------

Housing -- 29.3%
----------------------------------------------------------------------------
 Aaa       NR       $  680     East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family (GNMA/FNMA), 7.00%,
                               4/1/32                        $   713,123

 Aaa       NR           90     East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family, (GNMA), (AMT),
                               7.88%, 12/1/21                     95,375

 Aaa       NR          230     East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family, (GNMA/FNMA), (AMT),
                               7.10%, 10/1/24                    242,818

 Aaa       NR          500     Louisiana Housing Finance
                               Agency HFA, 6.38%, 12/1/27        521,785

 NR        AAA         150     Louisiana Housing Finance
                               Authority, Multifamily
                               Housing (Westview Apartment
                               II), (AMT), (FHA),
                               7.95%, 1/1/32                     159,629

 NR        AAA         620     Louisiana Housing Finance
                               Authority, Multifamily,
                               (FHA), 6.95%, 7/1/16              639,480

 Aaa       NR          600     Louisiana Housing Finance
                               Authority, Single Family,
                               (AMT), (GNMA), 6.30%,
                               12/1/27                           621,744

 Aaa       NR        1,250     Louisiana Housing Finance
                               Authority, Single Family,
                               (AMT), (GNMA), 8.00%, 3/1/25    1,417,913

 Aaa       NR          650     Louisiana Housing Finance
                               Authority, Single Family,
                               (AMT), (GNMA/FNMA), 6.55%,
                               12/1/26                           681,415

 NR        BBB       1,000     Louisiana Public Facilities
                               Authority, Multifamily
                               Housing - (Windsor Housing),
                               6.25%, 1/1/26                     854,920

 Aaa       NR        1,890     New Orleans Home Mortgage
                               Authority, Single Family,
                               (AMT), (GNMA/FNMA), 6.30%,
                               6/1/28                          1,956,603

 NR        AAA       1,850     Parish of Jefferson, Home
                               Mortgage Authority, (AMT),
                               (GNMA/FNMA), 7.35%, 12/1/16     2,029,671
----------------------------------------------------------------------------
                                                             $ 9,934,476
----------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 13.5%
----------------------------------------------------------------------------
 A3        A-       $1,750     City of Bastrop, LA
                               (International Paper
                               Company), (AMT),
                               6.60%, 3/1/19                 $ 1,897,122

 A3        A-          750     De Soto Parish, LA
                               (International Paper
                               Company), (AMT),
                               7.70%, 11/1/18                    876,435

 Aa3       NR          150     De Soto Parish, LA
                               (Southwestern Electric
                               Power Company),
                               7.60%, 1/1/19                     170,693

 Baa3      BBB-        900     Puerto Rico Port Authority
                               (American Airlines) (AMT),
                               6.25%, 6/1/26                     956,421

 Aa3       NR          500     South Louisiana Port
                               Commission (Cargill, Inc.),
                               5.85%, 4/1/17                     512,280

 Baa1      BBB+        150     South Louisiana Port
                               Commission (GATX Terminals
                               Corporation), 7.00%, 3/1/23       162,141
----------------------------------------------------------------------------
                                                             $ 4,575,092
----------------------------------------------------------------------------

                       See notes to financial statements

Louisiana Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                      Value
------------------------------------------------------------------------------
Insured-Education -- 4.9%
------------------------------------------------------------------------------
 Aaa       AAA      $  500     Louisiana Public Facilities
                               Authority (Tulane
                               University), (AMBAC),
                               6.05%, 10/1/25                $   529,390

 Aaa       AAA       1,100     Louisiana State University
                               (FGIC), 5.75%, 7/1/14           1,129,018
------------------------------------------------------------------------------
                                                             $ 1,658,408
------------------------------------------------------------------------------

Insured-General Obligations -- 7.7%
------------------------------------------------------------------------------
 Aaa       AAA      $  250     Commonwealth of Puerto Rico
                               "RIBS" (AMBAC), Variable
                               Rate, 7/1/15/(2)/             $   268,438

 Aaa       AAA       3,000     New Orleans, LA (AMBAC),
                               0.00%, 9/1/15                   1,125,450

 Aaa       AAA       2,000     New Orleans, LA (AMBAC),
                               0.00%, 9/1/16                     709,220

 Aaa       AAA       1,500     New Orleans, LA (AMBAC),
                               0.00%, 9/1/17                     498,795
------------------------------------------------------------------------------
                                                             $ 2,601,903
------------------------------------------------------------------------------

Insured-Hospitals -- 4.9%
------------------------------------------------------------------------------
 Aaa       AAA      $  100     Louisiana Public Facilities
                               Authority Hospital (MBIA),
                               Variable Rate, 11/28/14/(2)/  $   111,125


 Aaa       AAA       1,500     Ouachita Parish, Glenwood
                               Medical Center (FSA),
                               5.75%, 5/15/21                  1,535,205
------------------------------------------------------------------------------
                                                             $ 1,646,330
------------------------------------------------------------------------------

Insured-Housing -- 0.2%
------------------------------------------------------------------------------
 Aaa       AAA      $  505     East Baton Rouge Mortgage
                               Finance Authority, Single
                               Family (MBIA) (GNMA/FNMA),
                               0.00%, 10/1/15                $    76,962
------------------------------------------------------------------------------
                                                             $    76,962
------------------------------------------------------------------------------

Insured-Special Tax Revenue -- 6.2%
------------------------------------------------------------------------------
 Aaa       AAA      $2,000     Orleans Levee District
                               (FSA), 5.95%, 11/1/14         $ 2,107,219
------------------------------------------------------------------------------
                                                             $ 2,107,219
------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 5.0%
------------------------------------------------------------------------------
 Aa2       AA       $1,650     Saint Bernard Parish (Mobil
                               Oil), 5.90%, 11/1/26          $ 1,686,828
------------------------------------------------------------------------------
                                                             $ 1,686,828
------------------------------------------------------------------------------

Life Care -- 14.3%
------------------------------------------------------------------------------
 NR        NR       $  500     Louisiana Housing Finance
                               Agency (HCC Assisted Living
                               Group 1) (AMT), 9.00%,
                               3/1/25                        $   543,570

 NR        AAA         500     Louisiana Housing Finance
                               Agency (Saint Dominic
                               Assisted Care Facility)
                               (GNMA), 6.85%, 9/1/25             546,930

 NR        AAA       1,995     Louisiana Housing Finance
                               Agency (Saint Joseph's
                               Manor Retirement Center)
                               (GNMA), 7.80%, 12/1/35          2,225,262

 NR        BBB       1,150     Louisiana Public Facilities
                               Authority (Glen Retirement
                               System), 6.70%, 12/1/25         1,190,802


 NR        NR          300     Saint Tammany, LA, Public
                               Finance, Christwood
                               Project, 9.00%, 11/15/25          327,348
------------------------------------------------------------------------------
                                                             $ 4,833,912
------------------------------------------------------------------------------

Transportation -- 1.6%
------------------------------------------------------------------------------
 A         A-       $  500     Mississippi River Bridge
                               Authority, Bridge Revenue,
                               6.75%, 11/1/12/(1)/           $   548,590
------------------------------------------------------------------------------
                                                             $   548,590
------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $32,155,616)                            $33,861,723
------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.


                       See notes to financial statements

Louisiana Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D



The Portfolio invests primarily in debt securities issued by Louisiana municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 23.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.6% to 10.8% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.


                       See notes to financial statements

Maryland Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%




Ratings
(Unaudited)
------------------ Principal
          Standard Amount
          &        (000
Moody's   Poor's   omitted)   Security                     Value
---------------------------------------------------------------------------

Cogeneration -- 1.2%
---------------------------------------------------------------------------
NR        NR       $1,250     Maryland Energy, AES
                              Warrior Run Project,
                              (AMT), 7.40%, 9/1/19         $   1,347,538
---------------------------------------------------------------------------

                                                           $   1,347,538
---------------------------------------------------------------------------

Education -- 1.0%
---------------------------------------------------------------------------
Aa3       AA+      $1,000     University of Maryland
                              Auxiliary Facilities and
                              Tuition, 6.30%, 2/1/10       $   1,078,600
---------------------------------------------------------------------------

                                                           $   1,078,600
---------------------------------------------------------------------------

Electric Utilities -- 6.7%
---------------------------------------------------------------------------
A2        A        $1,500     Calvert, MD Pollution
                              Control Revenue (Baltimore
                              Gas and Electric Company),
                              5.55%, 7/15/14               $   1,516,440
NR        BBB       2,500     Guam Power Authority,
                              5.25%, 10/1/13                   2,423,325
NR        BBB         750     Guam Power Authority,
                              6.63%, 10/1/14                     809,145
A1        A         2,225     Prince George's County, MD
                              Pollution Control Revenue
                              (Potomac Electric), 6.38%,
                              1/15/23                          2,363,751
---------------------------------------------------------------------------

                                                           $   7,112,661
---------------------------------------------------------------------------

Escrowed / Prerefunded -- 6.0%
---------------------------------------------------------------------------
Aaa       NR       $1,125     Baltimore, MD Single
                              Family Mortgage (Inner
                              Harbor), 8.00%, 12/1/10      $   1,438,944
NR        AAA       1,000     Commonwealth of Puerto
                              Rico Public Improvement,
                              6.80%, 7/1/21                    1,121,470
Aaa       AAA         500     Maryland Health and Higher
                              Educational (University of
                              Maryland) (FGIC), 6.50%,
                              7/1/21                             538,235
Aaa       AAA       1,500     Puerto Rico Public
                              Buildings Authority,
                              6.88%, 7/1/21                    1,687,080
NR        AAA       1,000     University of Maryland
                              System Auxiliary Facility
                              and Tuition, 6.50%, 4/1/11       1,074,210
NR        AAA         175     University of Maryland
                              System Auxiliary Facility
                              and Tuition, 6.50%, 4/1/12         194,262
Aa        NR          310     Worcester, MD  Sanitary
                              District, 6.55%, 8/15/17           343,892
---------------------------------------------------------------------------

                                                           $   6,398,093
---------------------------------------------------------------------------

General Obligations -- 3.5%
---------------------------------------------------------------------------
Baa1      A        $2,000     Commonwealth of Puerto
                              Rico, 5.38%, 7/1/25          $   1,945,000
Aa1       AA        1,000     Washington, MD Suburban
                              Sanitary District, 5.63%,
                              6/1/21                           1,010,580
Aa1       AA          500     Washington, MD Suburban
                              Sanitary District, 6.20%,
                              6/1/11                             541,390
Aa        NR          190     Worcester, MD Sanitary
                              District, 6.55%, 8/15/17           207,524
---------------------------------------------------------------------------

                                                           $   3,704,494
---------------------------------------------------------------------------

Hospitals -- 14.2%
---------------------------------------------------------------------------
NR        NR       $  480     Berlin, MD (Atlantic
                              General), 8.38%, 6/1/22      $     513,912
A1        A         1,175     Maryland Health and Higher
                              Educational (Good
                              Samaritan Hospital),
                              5.75%, 7/1/19                    1,201,661
Baa1      BBB       1,250     Maryland Health and Higher
                              Educational (Howard County
                              General Hospital), 5.50%,
                              7/1/25                           1,213,850
Baa1      NR        2,500     Maryland Health and Higher
                              Educational (Union
                              Hospital of Cecil), 6.70%,
                              7/1/22                           2,637,550
A         NR        4,000     Prince George's County, MD
                              (Dimensions Health),
                              5.30%, 7/1/24                    3,834,079
Baa3      NR        1,355     Prince George's County, MD
                              (Greater SouthEast
                              Healthcare System), 6.38%,
                              1/1/13                           1,383,469
Baa       NR        4,250     Prince George's County, MD
                              (Greater SouthEast
                              Healthcare System), 6.38%,
                              1/1/23                           4,330,197
---------------------------------------------------------------------------

                                                           $  15,114,718
---------------------------------------------------------------------------

Housing -- 10.6%
---------------------------------------------------------------------------
Aa        NR       $1,000     Maryland Community
                              Development Administration
                              Multifamily, FHA, (AMT),
                              6.70%, 5/15/36               $   1,050,840
---------------------------------------------------------------------------

                    See notes to the financial statements.

Maryland Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D



Ratings
(Unaudited)
------------------ Principal
          Standard Amount
          &        (000
Moody's   Poor's   omitted)   Security                     Value
---------------------------------------------------------------------------

Housing (continued)
---------------------------------------------------------------------------
Aa        NR       $  245     Maryland Community
                              Development Administration
                              Single Family, 6.85%,
                              4/1/11                       $     258,098
Aa        NR        3,000     Maryland Community
                              Development Administration
                              Single Family, (AMT),
                              6.75%, 4/1/26                    3,188,370
Aa        NR          935     Maryland Community
                              Development Administration
                              Single Family, (AMT),
                              6.80%, 4/1/22                      991,091
Aa        NR          745     Maryland Community
                              Development Administration
                              Single Family, (AMT),
                              6.80%, 4/1/24                      789,693
Aa2       NR        2,525     Montgomery County, MD
                              Single Family Mortgage
                              Revenue, 6.05%, 7/1/27           2,583,732
NR        A           300     Prince George's County, MD
                              (Antoinette Gardens
                              Apartments), FHA, 7.00%,
                              3/1/28                             313,665
NR        AAA       2,160     Prince George's County,
                              MD, Housing Authority
                              (Langely Gardens), 5.88%,
                              2/20/39                          2,153,282
---------------------------------------------------------------------------

                                                           $  11,328,771
---------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 11.8%
---------------------------------------------------------------------------
A1        A        $1,350     Allegany, MD Pollution
                              Control Revenue (Westvaco
                              Corporation), 6.20%, 1/1/08  $   1,480,815
NR        NR        1,350     Baltimore, MD Pollution
                              Control Revenue (Bethlehem
                              Steel Corporation), 7.50%,
                              6/1/15                           1,479,438
Aa3       AA-       2,000     Baltimore, MD Port
                              Facilities (Consolidated
                              Coal Sales Company - E.I.
                              du Pont de Nemours),
                              6.50%, 12/1/10                   2,179,960
Aa3       AA-       2,000     Baltimore, MD Port
                              Facilities (Consolidated
                              Coal Sales Company - E.I.
                              du Pont de Nemours),
                              6.50%, 10/1/11                   2,176,300
NR        AA-       1,425     Frederick, MD Economic
                              Development Authority
                              (Cargill, Incorporated),
                              6.30%, 11/1/09/(1)/              1,549,089
Baa3      BBB-      2,000     Puerto Rico Port Authority
                              (American Airlines) (AMT),
                              6.25%, 6/1/26                    2,125,380
Baa3      BBB-      1,500     Puerto Rico Port Authority
                              (American Airlines),
                              (AMT), 6.30%, 6/1/23             1,577,685
---------------------------------------------------------------------------

                                                           $  12,568,667
---------------------------------------------------------------------------

Insured-Colleges and Universities -- 5.1%
---------------------------------------------------------------------------
Aaa       AAA      $5,500     Maryland Health and Higher
                              Educational (Loyola
                              College) (MBIA), 5.38%,
                              10/1/26                      $   5,455,724
---------------------------------------------------------------------------

                                                           $   5,455,724
---------------------------------------------------------------------------

Insured-Education -- 3.1%
---------------------------------------------------------------------------
Aaa       AAA      $1,200     Morgan State University,
                              Maryland Academic and
                              Facilities (MBIA), 6.10%,
                              7/1/20                       $   1,321,116
Aaa       AAA       2,000     Saint Marys College, MD,
                              (MBIA), 5.25%, 9/1/27            1,944,100
---------------------------------------------------------------------------

                                                           $   3,265,216
---------------------------------------------------------------------------

Insured-Electric Utilities -- 2.1%
---------------------------------------------------------------------------
Aaa       AAA      $  250     Commonwealth of Puerto
                              Rico Electric Power
                              Authority STRIPES (FSA),
                              Variable Rate, 7/1/03/(2)/   $     279,063
Aaa       AAA       2,000     Montgomery County, MD
                              Pollution Control Revenue
                              (MBIA), 5.38%, 2/15/24           1,968,040
---------------------------------------------------------------------------

                                                           $   2,247,103
---------------------------------------------------------------------------

Insured-Hospitals -- 4.6%
---------------------------------------------------------------------------
Aaa       AAA      $1,365     Maryland Health and Higher
                              Educational (Washington
                              Community Hospital)
                              (AMBAC), 6.38%, 7/1/22       $   1,502,428
Aaa       AAA       3,150     Puerto Rico Industrial
                              Medical and Environmental
                              Pollution Control
                              Facilities Financing
                              Authority (MBIA), 6.25%,
                              7/1/24                           3,391,983
---------------------------------------------------------------------------

                                                           $   4,894,411
---------------------------------------------------------------------------

                      See notes to financial statements

Maryland Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings
(Unaudited)
------------------ Principal
          Standard Amount
          &        (000
Moody's   Poor's   omitted)   Security                     Value
--------------------------------------------------------------------------

Insured-Housing -- 0.5%
--------------------------------------------------------------------------
Aaa       AAA      $  500     Prince George's County, MD
                              (Keystone Apartments),
                              FHA, (MBIA), 6.80%, 7/1/25   $     531,245
--------------------------------------------------------------------------

                                                           $     531,245
--------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of Participation -- 6.4%
--------------------------------------------------------------------------
Aaa       AAA      $2,000     Baltimore, MD COP (AMBAC),
                              5.00%, 10/1/17               $   1,916,740
Aaa       AAA       1,000     Maryland Stadium Authority
                              (AMBAC), 5.60%, 3/1/14           1,024,120
Aaa       AAA       1,000     Maryland Stadium Authority
                              (AMBAC), 5.80%, 3/1/26           1,033,190
Aaa       AAA       3,000     Puerto Rico Public
                              Buildings Authority
                              (AMBAC), 5.00%, 7/1/27           2,839,860
--------------------------------------------------------------------------

                                                           $   6,813,910
--------------------------------------------------------------------------

Insured-Solid Waste -- 5.0%
--------------------------------------------------------------------------
Aaa       AAA      $5,000     NE Maryland Solid Waste
                              Disposal (MBIA), (AMT),
                              6.30%, 7/1/16                $   5,303,749
--------------------------------------------------------------------------

                                                           $   5,303,749
--------------------------------------------------------------------------

Insured-Transportation -- 5.5%
--------------------------------------------------------------------------
Aaa       AAA      $2,000     Baltimore, MD
                              International Airport
                              (AMT), (FGIC), 6.25%,
                              7/1/14                       $   2,132,540
Aaa       AAA       3,750     Washington, D.C. Metro
                              Area Transportation
                              (FGIC), 5.25%, 7/1/14            3,716,663
--------------------------------------------------------------------------

                                                           $   5,849,203
--------------------------------------------------------------------------

Insured-Water and Sewer -- 7.1%
--------------------------------------------------------------------------
Aaa       AAA      $1,500     Baltimore, MD Sewer
                              (FGIC), 5.50%, 7/1/26        $   1,501,095
Aaa       AAA       1,000     Baltimore, MD Wastewater
                              (FGIC), 5.00%, 7/1/22              956,100
Aaa       AAA       2,000     Baltimore, MD Wastewater
                              (MBIA), 5.65%, 7/1/20            2,070,320
Aaa       AAA       3,000     Baltimore, MD Water
                              (FGIC), 5.50%, 7/1/26            3,002,190
--------------------------------------------------------------------------

                                                           $   7,529,705
--------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 2.1%
--------------------------------------------------------------------------
A         NR       $1,000     Baltimore, MD Revenue
                              Authority, 5.38%, 7/1/18     $     986,970
NR        BBB       1,250     Puerto Rico (Guaynabo
                              Municipal Government
                              Center Lease),
                              5.63%, 7/1/22                    1,234,250
--------------------------------------------------------------------------

                                                           $   2,221,220
--------------------------------------------------------------------------

Special Tax Revenue -- 0.8%
--------------------------------------------------------------------------
NR        NR       $  750     Virgin Islands Public
                              Finance Authority, 7.25%,
                              10/1/18                       $    834,825
--------------------------------------------------------------------------

                                                            $    834,825
--------------------------------------------------------------------------

Transportation -- 1.7%
--------------------------------------------------------------------------
NR        BBB      $1,700     Guam Airport Authority
                              (AMT), 6.70%, 10/1/23         $  1,817,725
--------------------------------------------------------------------------

                                                            $  1,817,725
--------------------------------------------------------------------------

Water and Sewer -- 1.0%
--------------------------------------------------------------------------
Aa2       AA       $1,000     Maryland Water Quality
                              Financing Administration
                              Revolving Loan Fund,
                              6.55%, 9/1/14                 $  1,090,520
--------------------------------------------------------------------------

                                                            $  1,090,520
--------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
   (identified cost $101,424,067)                           $106,508,098
--------------------------------------------------------------------------

AMT- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative
    Minimum Tax.

                      See notes to financial statements.

Maryland Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


The Portfolio invests primarily in debt securities issued by Maryland municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 32.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.3% to 15.2% of total investments.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2) Security has been issued as an inverse floater bond.

                      See notes to financial statements.

Missouri Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%





Ratings (Unaudited)
------------------      Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                            Value
-----------------------------------------------------------------------------------------

Electric Utilities -- 3.4%
-----------------------------------------------------------------------------------------
 NR          BBB        $ 1,010      Guam Power Authority Revenue
                                     Bonds, 6.30%, 10/1/22               $    1,044,875
 Baa1        BBB+         1,500      Puerto Rico Electric Power
                                     Authority, 6.38%, 7/1/24                 1,634,025
-----------------------------------------------------------------------------------------
                                                                         $    2,678,900
-----------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 5.1%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      City of Sikeston, Electric
                                     System, (MBIA), 6.25%, 6/1/22/(1)/  $    1,093,650
 Aaa         AAA            575      Missouri Health and Education
                                     Authority (Saint Louis
                                     Children's) (MBIA), 0.00%, 5/15/08         334,748
 Aaa         AAA          1,000      Saint Louis County, Mortgage
                                     Revenue (GNMA) (AMT),
                                     5.40%, 1/1/16                              994,740
 Aaa         AAA          1,425      Saint Louis, MO, Regional
                                     Convention and Sports Complex,
                                     Prerefunded, 7.90%, 8/15/21              1,675,415
-----------------------------------------------------------------------------------------
                                                                         $    4,098,553
-----------------------------------------------------------------------------------------

Hospitals -- 12.5%
-----------------------------------------------------------------------------------------
 Aa2         AA         $ 3,250      Missouri Health and Education
                                     Authority (Barnes Jewish
                                     Christian), 5.25%, 5/15/14          $    3,242,558
 Baa         NR           2,000      Missouri Health and Education
                                     Authority (Jefferson Memorial
                                     Hospital), 6.00%, 8/15/23                2,024,520
 Baa         NR           1,900      Missouri Health and Education
                                     Authority (Jefferson Memorial
                                     Hospital), 6.80%, 5/15/25                2,025,533
 NR          BBB+         1,500      Missouri Health and Education
                                     Authority (Lake of the Ozarks),
                                     6.50%, 2/15/21                           1,571,250
 Aa1         AA+          1,000      Missouri Health and Education
                                     Authority (Sisters of Mercy),
                                     6.25%, 6/1/15                            1,054,420
-----------------------------------------------------------------------------------------
                                                                         $    9,918,281
-----------------------------------------------------------------------------------------

Housing -- 3.2%
 NR          AAA        $   905      Missouri Housing Development
                                     Authority, Single Family Mortgage
                                     Revenue (AMT), (GNMA),
                                     7.25%, 9/1/26                       $    1,003,699
 NR          AAA            940      Missouri Housing Development
                                     Authority, Single Family Mortgage
                                     Revenue (GNMA), 6.45%, 9/1/27              982,187
 NR          AAA            535      Missouri Housing Development
                                     Authority, Single Family Mortgage
                                     Revenue, (AMT), (GNMA),
                                     6.75%, 6/1/24                              559,669
-----------------------------------------------------------------------------------------
                                                                         $    2,545,555
-----------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 13.0%
-----------------------------------------------------------------------------------------
 NR          BB-        $ 1,035      Jefferson County (Kmart
                                     Corporation), 6.40%, 8/1/08/(2)/    $    1,064,673
 NR          NR           1,300      Kansas City, Industrial
                                     Development Authority (Airline
                                     Cargo Facilities), 8.50%, 1/1/17         1,449,110
 A3          NR           1,200      Missouri Environmental
                                     Improvement and Energy Resources
                                     Authority (American Cyanamid
                                     Company), 5.80%, 9/1/09                  1,295,100
 Baa3        BBB-         2,500      Puerto Rico Port Authority
                                     (American Airlines) (AMT), 6.25%,
                                     6/1/26                                   2,656,725
 A1          A+           3,750      Saint Louis Industrial
                                     Development Authority
                                     (Anheuser-Busch), (AMT), 5.88%,
                                     11/1/26                                  3,850,162
-----------------------------------------------------------------------------------------
                                                                         $   10,315,770
-----------------------------------------------------------------------------------------

Insured-Education -- 3.0%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 2,500      Missouri Health and Education
                                     (Saint Louis University),
                                     (AMBAC), 5.20%, 10/1/26             $    2,398,650
-----------------------------------------------------------------------------------------
                                                                         $    2,398,650
-----------------------------------------------------------------------------------------

Insured-Electric Utilities -- 8.3%
-----------------------------------------------------------------------------------------
 Aaa         AAA        $ 1,000      City of Sikeston, Electric System
                                     (MBIA), 5.00%, 6/1/22               $      939,160
 Aaa         AAA            700      Commonwealth of Puerto Rico
                                     Electric Power Authority STRIPES
                                     (FSA), Variable Rate, 7/1/03/(3)/          781,375

                       See notes to financial statements

Missouri Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------     Principal
                       Amount
            Standard   (000
Moody's     & Poor's   omitted)     Security                            Value
-----------------------------------------------------------------------------------------

Insured-Electric Utilities (continued)
-----------------------------------------------------------------------------------------
Aaa         AAA        $ 5,000      Missouri Environmental
                                    Improvement and Energy Resources
                                    Authority (Union Electric),
                                    (AMT), (AMBAC), 5.45%, 10/1/28      $    4,861,149
----------------------------------------------------------------------------------------
                                                                        $    6,581,684
----------------------------------------------------------------------------------------

Insured-General Obligations -- 1.4%
----------------------------------------------------------------------------------------
Aaa         AAA        $   500      Commonwealth of Puerto Rico
                                    "RIBS" (AMBAC), Variable
                                    Rate, 7/1/15/(3)/                   $      536,875
AAA         AAA            500      Commonwealth of Puerto Rico
                                    (FSA), Variable Rate, 7/1/22/(3)/          542,500
----------------------------------------------------------------------------------------
                                                                        $    1,079,375
----------------------------------------------------------------------------------------

Insured-Hospitals -- 15.3%
----------------------------------------------------------------------------------------
Aaa         AAA        $ 1,000      Jackson County, Saint Joseph's
                                    Health System (MBIA), 6.50%,
                                    7/1/12                              $    1,092,990
Aaa         AAA            800      Jackson County, Saint Joseph's
                                    Health System (MBIA), 6.50%,
                                    7/1/19                                     874,392
Aaa         AAA          1,500      Missouri Health and Education
                                    Authority (AMBAC),
                                    6.35%, 11/15/17                          1,633,725
Aaa         AAA          9,500      Missouri Health and Education
                                    Authority (Lester Cox Medical
                                    Center), (MBIA), 0.00%, 9/1/20           2,648,410
Aaa         AAA          2,900      Missouri Health and Education
                                    Authority (Lester Cox Medical
                                    Center), (MBIA), 5.35%, 6/1/10           3,004,052
Aaa         AAA          2,000      Missouri Health and Education
                                    Authority (Saint Luke's Health
                                    System) (MBIA), 5.13%, 11/15/19          1,899,420
Aaa         AAA          1,000      Missouri Health and Education
                                    Authority (Sisters of Saint
                                    Mary), (MBIA), 6.25%, 6/1/16             1,059,660
----------------------------------------------------------------------------------------
                                                                        $   12,212,649
----------------------------------------------------------------------------------------

Insured-Housing -- 2.0%
----------------------------------------------------------------------------------------
Aaa         AAA        $ 1,500      SCA MFMR Receipts, Springfield,
                                    MO (FSA), 7.10%, 1/1/30             $    1,635,285
----------------------------------------------------------------------------------------
                                                                        $    1,635,285
----------------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of Participation -- 4.2%
----------------------------------------------------------------------------------------
Aaa         AAA        $ 1,750      Kansas City Municipal Assistance
                                    Corporation, Bartle Hall
                                    Convention (AMBAC), 5.00%, 4/15/20  $    1,648,185
Aaa         AAA            500      Kansas City School District
                                    (FGIC), 5.00%, 2/1/14                      484,730
Aaa         AAA            600      Kansas City School District,
                                    Building Corporation (FGIC),
                                    6.50%, 2/1/08                              646,554
Aaa         AAA            500      Saint Charles County, Public
                                    Facilities Authority (FGIC),
                                    6.38%, 3/15/07                             543,925
----------------------------------------------------------------------------------------
                                                                        $    3,323,394
----------------------------------------------------------------------------------------

Insured-Transportation -- 1.2%
----------------------------------------------------------------------------------------
Aaa         AAA        $   910      Saint Louis, MO, Airport Revenue
                                    (Lambert International Airport)
                                    (FGIC), 6.00%, 7/1/14/(4)/          $      977,668
----------------------------------------------------------------------------------------
                                                                        $      977,668
----------------------------------------------------------------------------------------

Insured-Water and Sewer -- 1.0%
----------------------------------------------------------------------------------------
Aaa         AAA        $   750      City of Saint Louis (FGIC),
                                    6.00%, 7/1/14                       $      788,228
----------------------------------------------------------------------------------------
                                                                        $      788,228
----------------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 7.6%
----------------------------------------------------------------------------------------
A           BBB+       $ 3,000      Saint Louis County, Regional
                                    Convention and Sports Complex
                                    Authority, 5.50%, 8/15/13           $    2,977,890
A           BBB+         1,000      Saint Louis County, Regional
                                    Convention and Sports Complex
                                    Authority, 5.75%, 8/15/21                1,003,140
NR          NR              75      Saint Louis, MO, Regional
                                    Convention and Sports Complex,
                                    7.90%, 8/15/21                              83,598
A1          A+           2,000      State of Missouri, Regional
                                    Convention and Sports Complex
                                    Authority, 5.50%, 8/15/21                1,989,400
----------------------------------------------------------------------------------------
                                                                        $    6,054,028
----------------------------------------------------------------------------------------

                       See notes to financial statements

Missouri Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------      Principal
                        Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                            Value
-----------------------------------------------------------------------------------------

Life Care -- 4.3%
-----------------------------------------------------------------------------------------
 Baa1        NR         $   300      Cass County, Fox Springs Living
                                     Center, 7.38%, 10/1/22              $      326,205
 NR          NR             950      Kansas City, MO Industrial
                                     Development Authority (Kingswood
                                     United Methodist Manor),
                                     9.00%, 11/15/13/(2)/                     1,047,480
 NR          NR           2,000      Missouri Health and Education
                                     Authority (Lutheran Hospital),
                                     6.38%, 2/1/27                            2,076,380
-----------------------------------------------------------------------------------------
                                                                         $    3,450,065
-----------------------------------------------------------------------------------------

Nursing Homes -- 3.4%
-----------------------------------------------------------------------------------------
 NR          NR         $ 1,000      Kansas City, Industrial
                                     Development Authority (Beverly
                                     Enterprises), 8.00%, 12/1/02        $    1,060,170
 NR          NR             500      Missouri Health and Education
                                     Authority (Bethesda Health Group
                                     of Saint Louis Inc.), 6.63%,
                                     8/15/05                                    526,150
 NR          NR           1,000      Missouri Health and Education
                                     Authority (Bethesda Health Group
                                     of Saint Louis, Inc.), 7.50%,
                                     8/15/12                                  1,115,730
-----------------------------------------------------------------------------------------
                                                                         $    2,702,050
-----------------------------------------------------------------------------------------

Pooled Loans -- 3.4%
-----------------------------------------------------------------------------------------
 A           NR         $ 2,750      Missouri Higher Education Loan
                                     Authority, Student Loan, (AMT),
                                     5.45%, 2/15/09                      $    2,733,748
-----------------------------------------------------------------------------------------
                                                                         $    2,733,748
-----------------------------------------------------------------------------------------

Special Tax Revenue -- 2.3%
-----------------------------------------------------------------------------------------
 Baa1        A          $ 1,000      Puerto Rico, Highway and
                                     Transportation Authority,
                                     6.63%, 7/1/12                       $    1,092,530
 NR          NR             650      Virgin Islands Public Finance
                                     Authority, 7.25%, 10/1/18                  723,515
-----------------------------------------------------------------------------------------
                                                                         $    1,816,045
-----------------------------------------------------------------------------------------

Transportation -- 1.3%
-----------------------------------------------------------------------------------------
 NR          NR         $ 1,000      Lake of The Ozarks Community
                                     Bridge Corporation, 6.40%,
                                     12/1/25/(2)/                        $    1,007,050
-----------------------------------------------------------------------------------------
                                                                         $    1,007,050
-----------------------------------------------------------------------------------------

Water and Sewer -- 4.1%
-----------------------------------------------------------------------------------------
 Aa1         NR         $ 1,000      Missouri Environmental
                                     Improvement and Energy Resources
                                     Authority, 0.00%, 1/1/14            $      414,060
 Aa1         NR             500      Missouri Environmental
                                     Improvement and Energy Resources
                                     Authority, 6.55%, 7/1/14                   542,580
 Aa1         NR             800      Missouri Environmental
                                     Improvement and Energy Resources
                                     Authority, 6.88%, 6/1/14                   875,560
 Aa1         NR           1,250      Missouri Environmental
                                     Improvement and Energy Resources
                                     Authority, 7.20%, 7/1/16/(2)/            1,430,063
-----------------------------------------------------------------------------------------
                                                                         $    3,262,263
-----------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
     (identified cost $73,588,023)                                       $   79,579,241
-----------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Missouri municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 38.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 3.7% to 16.3% of total investments.

-------------------------------------------------------------------------------

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2) Security has been segregated to cover when-issued securities.

(3) Security has been issued as an inverse floater bond.

(4) When-issued security.


                       See notes to financial statements

North Carolina Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%



Ratings (Unaudited)
------------------ Principal
          Standard Amount
          &        (000
Moody's   Poor's   omitted)   Security                     Value
---------------------------------------------------------------------------

Education -- 3.8%
---------------------------------------------------------------------------
Aa1       AA+      $1,000     North Carolina Educational
                              Facilities Finance Agency
                              (Duke University), 6.75%,
                              10/1/21                      $   1,093,120
Aa3       AA        1,935     University of North
                              Carolina at Chapel Hill,
                              5.00%, 2/15/29                   1,793,668
Aa3       AA        3,530     University of North
                              Carolina at Chapel Hill,
                              5.25%, 2/15/26                   3,413,545
---------------------------------------------------------------------------

                                                           $   6,300,333
---------------------------------------------------------------------------

Electric Utilities -- 7.8%
---------------------------------------------------------------------------
A2        A        $1,015     Chatham County Industrial
                              Facilities and Pollution
                              (Carolina Power and
                              Light), 6.30%, 6/15/14       $   1,082,609
A3        A-          550     North Carolina Municipal
                              Power Authority (Catawba
                              Electric), 7.00%, 1/1/16           565,142
Baa1      BBB       5,000     North Carolina Municipal
                              Power Authority (Eastern
                              Power), 6.13%, 1/1/09            5,295,249
Baa1      BBB+      2,000     Puerto Rico Electric Power
                              Authority, 0.00%, 7/1/17           671,200
Baa1      BBB+      2,000     Puerto Rico Electric Power
                              Authority, 0.00%, 7/1/17           671,200
Baa1      BBB+      4,250     Puerto Rico Electric Power
                              Authority, 5.25%, 7/1/21         4,076,813
Baa1      BBB+        365     Puerto Rico Electric Power
                              Authority, 7.13%, 7/1/14           389,959
NR        NR          240     Virgin Islands Water and
                              Sewer Authority, 7.40%,
                              7/1/11                             258,854
---------------------------------------------------------------------------

                                                           $  13,011,026
---------------------------------------------------------------------------

Escrowed / Prerefunded -- 0.5%
---------------------------------------------------------------------------
Baa1      AAA      $  635     Puerto Rico Electric Power
                              Authority, Prerefunded to
                              7/1/99, 7.13%, 7/1/14        $     679,888
NR        AAA         150     Puerto Rico General
                              Obligations, Prerefunded
                              to 7/1/00, 7.30%, 7/1/20           165,509
---------------------------------------------------------------------------

                                                           $     845,397
---------------------------------------------------------------------------

General Obligations -- 2.2%
---------------------------------------------------------------------------
A         A-       $  175     Eden, Water and Sewer
                              Bonds, (AMT), 6.75%, 6/1/08  $     190,570
Aaa       AAA       3,550     North Carolina Capital
                              Improvements, 4.75%, 2/1/12      3,427,596
---------------------------------------------------------------------------

                                                           $   3,618,166
---------------------------------------------------------------------------

Hospitals -- 16.2%
---------------------------------------------------------------------------
Aa3       AA       $2,090     Charlotte-Mecklenberg
                              Hospital, 0.00%, 1/1/06      $   1,406,089
Aa3       AA        2,000     Charlotte-Mecklenberg
                              Hospital, 5.88%, 1/15/26         2,066,560
Aa3       AA        2,000     North Carolina Medical
                              Care Commission, 5.25%,
                              6/1/21                           1,952,100
Aa3       AA        1,000     North Carolina Medical
                              Care Commission (Carolina
                              Medicorp), 6.00%, 5/1/21         1,017,990
Aa3       AA        3,500     North Carolina Medical
                              Care Commission (Duke
                              Univ. Hosp.), 0.00%, 6/1/09      1,902,810
NR        NR        5,500     North Carolina Medical
                              Care Commission (Mercy
                              Hospital), 6.50%, 8/1/08/(1)/    6,022,554
Aa3       AA        2,000     North Carolina Medical
                              Care Commission (North
                              Carolina Baptist
                              Hospital), 6.00%, 6/1/22         2,046,540
Aa3       AA        1,700     North Carolina Medical
                              Care Commission
                              (Presbyterian Health
                              Services), 6.00%, 10/1/24        1,771,502
A1        A+        2,000     North Carolina Medical
                              Care Commission (Rex
                              Hospital), 6.13%, 6/1/10         2,119,260
NR        BBB+      2,500     North Carolina Medical
                              Care Commission
                              (Roanoke-Chowan Hospital),
                              7.75%, 10/1/19                   2,648,850
Aa3       AA-       4,165     Pitt County Memorial
                              Hospital, 5.25%, 12/1/21         4,020,683
---------------------------------------------------------------------------

                                                           $  26,974,938
---------------------------------------------------------------------------

Housing -- 12.9%
---------------------------------------------------------------------------
NR        AAA      $1,900     Charlotte Housing
                              Authority, Double Oaks,
                              FHA, (FNMA), 7.35%, 5/15/26  $   2,084,357
Aa2       AA        2,250     North Carolina Housing
                              Finance Agency, 6.70%,
                              1/1/26                           2,412,383

                       See notes to financial statements

North Carolina Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D



Ratings (Unaudited)
------------------ Principal
          Standard Amount
          &        (000
Moody's   Poor's   omitted)   Security                     Value
---------------------------------------------------------------------------

Housing (continued)
---------------------------------------------------------------------------
Aa2       AA       $1,500     North Carolina Housing
                              Finance Agency , Single
                              Family Mortgage Revenue,
                              (AMT), 6.30%, 3/1/26         $   1,557,180
Aa2       AA        4,395     North Carolina Housing
                              Finance Agency,
                              Multifamily Mortgage
                              Revenue, 6.85%, 7/1/13           4,678,434
Aa2       AA        1,970     North Carolina Housing
                              Finance Agency,
                              Multifamily Mortgage
                              Revenue, (AMT), 6.45%,
                              9/1/27                           2,063,358
Aa        AA        1,250     North Carolina Housing
                              Finance Agency, Single
                              Family Mortgage Revenue,
                              (AMT), 6.20%, 9/1/27             1,289,825
Aa        AA        2,080     North Carolina Housing
                              Finance Agency, Single
                              Family Mortgage Revenue,
                              (AMT), 6.60%, 9/1/26             2,189,491
Aa2       AA        3,880     North Carolina Housing
                              Finance Agency, Single
                              Family Mortgage Revenue,
                              (AMT), 6.70%, 9/1/26             4,101,160
Aa        AA          850     North Carolina Housing
                              Finance Agency, Single
                              Family Mortgage Revenue,
                              (AMT), 7.05%, 9/1/20               900,227
Aaa       AAA         125     Puerto Rico Housing
                              Finance Corp., Single
                              Family Mortgage Revenue,
                              (GNMA), 6.85%, 10/15/23            131,665
---------------------------------------------------------------------------

                                                           $  21,408,080
---------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 11.8%
---------------------------------------------------------------------------
Baa1      NR       $1,350     Haywood County Industrial
                              Development Authority
                              (Champion International
                              Corporation),
                              6.25%, 9/1/25                $   1,412,316
Baa1      BBB       2,750     Haywood County Industrial
                              Development Authority
                              (Champion International
                              Corporation), (AMT),
                              5.50%, 10/1/18/(2)/              2,712,710
Baa1      BBB       1,500     Haywood County Industrial
                              Development Authority
                              (Champion International
                              Corporation), (AMT),
                              5.75%, 12/1/25                   1,507,005
A2        A         4,250     Martin County Industrial
                              Development Authority
                              (Weyerhaeuser Company),
                              (AMT), 6.80%, 5/1/24             4,677,040
Baa2      BBB       2,500     New Hanover County
                              (Occidental Petroleum
                              Corporation), 6.70%, 7/1/19      2,657,900
Baa3      BBB-      5,355     Puerto Rico Port Authority
                              (American Airlines) (AMT),
                              6.25%, 6/1/26/(1)/               5,690,704
NR        A1+         850     Robeson County, Industrial
                              Facilities and Pollution
                              Control Financing
                              Authority (Campbell Soup
                              Company), 6.40%, 12/1/06           949,790
---------------------------------------------------------------------------

                                                           $  19,607,465
---------------------------------------------------------------------------

Insured-Electric Utilities -- 7.4%
---------------------------------------------------------------------------
Aaa       AAA      $2,400     Fayetteville, NC, Public
                              Works Commission Revenue
                              (FGIC), 4.75%, 3/1/14        $   2,235,960
Aaa       AAA       1,000     Guam Power Authority
                              Revenue, Series A (AMBAC),
                              5.25%, 10/1/13                   1,007,160
Aaa       AAA       1,500     North Carolina Eastern
                              Municipal Power Authority
                              (FSA), Variable Rate,
                              1/1/19                           1,516,875
Aaa       AAA       2,000     North Carolina Municipal
                              Power Agency, (Catawba
                              Electric Revenue, Series
                              A) (MBIA), 5.13%, 1/1/17/(3)/    1,918,140
Aaa       AAA       4,000     North Carolina Municipal
                              Power Authority (Catawba
                              Electric) (MBIA), Variable
                              Rate, 1/1/12/(2)/                4,035,000
Aaa       AAA       1,400     Puerto Rico Electric Power
                              Authority, (FSA) Variable
                              Rate, 7/1/02                     1,531,250
---------------------------------------------------------------------------

                                                           $  12,244,385
---------------------------------------------------------------------------

Insured-General Obligations -- 2.9%
---------------------------------------------------------------------------
Aaa       AAA      $1,000     Commonwealth of Puerto
                              Rico "RIBS" (AMBAC),
                              Variable Rate, 7/1/15/(4)/   $   1,073,750
Aaa       AAA       3,500     Puerto Rico (FSA),
                              Variable Rate, 7/1/22/(4)/       3,797,500
---------------------------------------------------------------------------

                                                           $   4,871,250
---------------------------------------------------------------------------

Insured-Hospitals -- 11.5%
---------------------------------------------------------------------------
Aaa       AAA      $  500     Cumberland County
                              Hospital, (MBIA), 0.00%,
                              10/1/09                      $     268,495

                       See notes to financial statements

North Carolina Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
           Standard Amount
           &        (000
Moody's    Poor's   omitted)  Security                     Value
---------------------------------------------------------------------------

Insured-Hospitals (continued)
---------------------------------------------------------------------------
Aaa       AAA      $  935     North Carolina Medical
                              Care Commission (Memorial
                              Mission Hospital) (FSA),
                              0.00%, 10/1/06               $     598,989
Aaa       AAA       3,750     North Carolina Medical
                              Care Commission (Moore
                              Regional Hospital) (FGIC),
                              5.00%, 10/1/18                   3,526,388
Aaa       AAA       5,000     North Carolina Medical
                              Care Commission (Saint
                              Joseph's Medical Center)
                              (AMBAC), 5.10%, 10/1/14          4,904,750
Aaa       AAA       1,500     North Carolina Medical
                              Care Commission (Wilson
                              Memorial Hospital)
                              (AMBAC), 0.00%, 11/1/15            557,640
Aaa       AAA       9,500     North Carolina Medical
                              Care Commission Hospital
                              Revenue, (Wake County
                              Hospital) (MBIA), 5.38%,
                              10/1/26                          9,274,279
---------------------------------------------------------------------------

                                                           $  19,130,541
---------------------------------------------------------------------------

Insured-Lease Revenue /
Certificates of Participation -- 4.6%
---------------------------------------------------------------------------
 Aaa       AAA      $3,900     Charlotte, Convention
                               Facility (AMBAC), 5.25%,
                               12/1/13                      $   3,899,688
 Aaa       AAA       1,575     Franklin, (FGIC), 6.63%,
                               6/1/14                           1,742,612
 Aaa       AAA       1,000     Mooresville School
                               District (AMBAC), 6.35%,
                               10/1/14                          1,087,750
 Aaa       AAA       1,000     Puerto Rico Public
                               Buildings Authority
                               (AMBAC), 5.00%, 7/1/27             946,620
---------------------------------------------------------------------------

                                                           $   7,676,670
---------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 7.8%
---------------------------------------------------------------------------
A1        A        $2,065     Buncombe County,
                              6.63%, 12/1/10               $   2,206,473
A3        A-        6,000     Columbus County, NC,
                              Industrial Facility and
                              Pollution Control
                              Financing (International
                              Paper Co., Project-Series
                              A), (AMT), 6.15%, 4/1/21         6,243,419
NR        AA          825     Durham County, 6.10%,
                              7/15/07                            885,308
Aa3       NR          985     Durham County, 6.75%,
                              12/1/11                          1,095,714
A1        AA        2,400     Greensboro, Greensboro
                              Coliseum Arena, 6.75%,
                              12/1/09                          2,592,096
---------------------------------------------------------------------------

                                                           $  13,023,010
---------------------------------------------------------------------------

Special Tax Revenue -- 8.3%
---------------------------------------------------------------------------
Baa1      A        $3,900     Commonwealth of Puerto
                              Rico Highway and
                              Transportation Authority,
                              5.00%, 7/1/36                $   3,617,601
Baa1      A         4,000     Commonwealth of Puerto
                              Rico Highway and
                              Transportation Authority,
                              5.25%, 7/1/20                    3,825,480
Baa1      A         1,825     Commonwealth of Puerto
                              Rico Highway and
                              Transportation Authority,
                              5.50%, 7/1/36                    1,810,364
Baa1      BBB+        200     Puerto Rico Finance
                              Authority, 7.90%, 7/1/07           210,568
Baa1      A         1,490     Puerto Rico Highway and
                              Transportation Authority,
                              5.50%, 7/1/15                    1,503,395
NR        NR        2,550     Virgin Islands Public
                              Finance Authority, 7.25%,
                              10/1/18                          2,838,405
---------------------------------------------------------------------------

                                                           $  13,805,813
---------------------------------------------------------------------------

Transportation -- 1.1%
---------------------------------------------------------------------------
NR        BBB      $1,000     Guam Airport Authority
                              (AMT), 6.70%, 10/1/23        $   1,069,250
Baa3      BBB-        750     Puerto Rico Port Authority
                              (American Airlines), (AMT),
                              6.30%, 6/1/23                      788,843
---------------------------------------------------------------------------

                                                           $   1,858,093
---------------------------------------------------------------------------

Water and Sewer -- 1.2%
---------------------------------------------------------------------------
Aa        AA       $2,000     Orange County, Water and
                              Sewer, 5.20%, 7/1/16         $   1,978,540
---------------------------------------------------------------------------

                                                           $   1,978,540
---------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
   (identified cost $153,838,803)                          $166,353,707
---------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

                       See notes to financial statements

North Carolina Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


The Portfolio invests primarily in debt securities issued by North Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 26.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 4.5% to 9.3% of total investments.


/(1)/ Security has been segregated to cover when-issued securities.

/(2)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(3)/ When-issued security.

/(4)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

Oregon Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%

Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                    Value
-------------------------------------------------------------------------
Cogeneration -- 1.9%
-------------------------------------------------------------------------
 NR        NR       $2,000     Western Generation Agency
                               (Wauna Cogeneration),
                               (AMT), 7.40%, 1/1/16        $   2,142,380
-------------------------------------------------------------------------
                                                            $   2,142,380
-------------------------------------------------------------------------

Education -- 0.9%
-------------------------------------------------------------------------
 A2        NR       $1,000     City of Salem, Educational
                               Facilities (Willamette
                               University), 6.10%, 4/1/14   $   1,047,620
-------------------------------------------------------------------------
                                                            $   1,047,620
-------------------------------------------------------------------------

Electric Utilities -- 5.2%
-------------------------------------------------------------------------
 Aa1       AA-      $4,000     City of Eugene, Trojan
                               Nuclear Power, 5.90%,
                               9/1/09/(1)/                  $   4,004,200
 A         A+          500     Commonwealth of Puerto
                               Rico, Telephone Authority,
                               Variable Rate, 1/1/20/(2)/         543,125
 Aa1       AA-       1,500     Northern Wasco County,
                               McNary Dam Fishway
                               Hydroelectric, Bonneville
                               Power Administration,
                               5.20%, 12/1/24                   1,451,085
-------------------------------------------------------------------------
                                                            $   5,998,410
-------------------------------------------------------------------------

Escrowed / Prerefunded -- 3.2%
-------------------------------------------------------------------------
 A1        AAA      $2,000     City of Medford, Rogue
                               Valley Memorial Hospital,
                               6.25%, 12/1/07               $   2,240,280
 NR        A+        1,250     State of Oregon Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority (Reed College),
                               6.75%, 7/1/21                    1,374,950
-------------------------------------------------------------------------
                                                            $   3,615,230
-------------------------------------------------------------------------

General Obligations -- 13.6%
-------------------------------------------------------------------------
 Aa        NR       $2,000     Lane County, City of
                               Eugene, School District,
                               5.38%, 7/1/13                $   2,011,280
 Aa2       AA        2,000     Oregon State Veterans
                               Welfare, Series 76A,
                               5.90%, 10/1/17                   2,071,240
 Aa2       AA        1,000     State of Oregon, Board of
                               Higher Education, 6.00%,
                               10/15/18                         1,052,520
 Aa2       AA       $1,250     State of Oregon, Elderly
                               and Disabled Housing,
                               6.38%, 8/1/24                    1,348,275
 Aa2       AA        5,110     State of Oregon, Elderly
                               and Disabled Housing,
                               (AMT), 5.65%, 8/1/26             5,174,795
 Aa2       AA        1,225     State of Oregon, Veterans'
                               Welfare Bonds, 5.85%, 10/1/15    1,266,417
 Aa2       AA        1,500     State of Oregon, Veterans'
                               Welfare Bonds, 5.88%, 10/1/18    1,551,240
 Aa        AA+       1,000     Tri-County Metropolitan
                               Transportation District,
                               Light Rail Extension,
                               6.00%, 7/1/12                    1,048,470
-------------------------------------------------------------------------
                                                            $  15,524,237
-------------------------------------------------------------------------

Hospitals -- 1.8%
-------------------------------------------------------------------------
 NR        A        $1,000     Benton County, Good
                               Samaritan Hospital
                               Corvallis, 6.25%, 10/1/09    $   1,043,590
 Aa3       AA        1,000     Clackamas County, Kaiser
                               Permanente, 6.25%, 4/1/21        1,046,850
-------------------------------------------------------------------------
                                                            $   2,090,440
-------------------------------------------------------------------------

Housing -- 29.9%
-------------------------------------------------------------------------
 Aaa       NR       $2,875     City of Portland Housing
                               Authority, Multifamily
                               Mortgage Revenue, Cherry
                               Blossom Apartments, (AMT),
                               6.20%, 12/20/36              $   2,972,319
 NR        A         1,750     City of Portland Housing
                               Authority, Multifamily
                               Mortgage Revenue,
                               Riverwood, 6.00%, 1/1/19         1,771,560
 NR        NR        2,105     Hood River County, OR,
                               Health Facility Authority
                               Elderly Housing Revenue
                               (Down Manor Project),
                               6.50%, 1/1/17                    2,153,773
 Aa2       NR        1,500     Oregon Housing and
                               Commerce Service
                               Manufacturer, 6.20%, 7/1/28      1,542,780
 Aa2       NR        4,700     Oregon State Housing and
                               Community Services
                               Department, Mortgage
                               Revenue, Series A, (AMT),
                               6.20%, 7/1/27                    4,887,577
 NR        A         1,000     Portland, OR Housing
                               Authority, 6.00%, 1/1/27         1,011,300

                       See notes to financial statements

Oregon Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                    Value
-------------------------------------------------------------------------
Housing (continued)
-------------------------------------------------------------------------
 Aa3       NR       $5,810     Portland, OR, Housing
                               Authority, Multifamily
                               Revenue Housing
                               (Berry Ridge Project),
                               (AMT), 6.30%, 5/1/29         $   6,026,538
 Aa2       NR        2,000     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),
                               6.20%, 7/1/27                    2,074,920
 Aa2       NR        3,500     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),
                               6.38%, 7/1/27                    3,680,075
 Aa2       NR        2,000     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),
                               6.40%, 7/1/26                    2,099,520
 Aa2       NR        2,500     State of Oregon Housing
                               and Community Services
                               Department, Single Family
                               Mortgage Revenue, (AMT),
                               6.45%, 7/1/26                    2,633,700
 Aa3       NR        2,000     Washington County, OR,
                               Housing Authority,
                               Multifamily Revenue
                               (Bethany Meadows Project),
                               (AMT), 5.85%, 9/1/27             2,009,000
 Aa3       NR        1,390     Washington County, OR,
                               Housing Authority,
                               Multifamily Revenue,
                               (Bethany Meadows Project),
                               (AMT), 5.75%, 9/1/17             1,396,297
-------------------------------------------------------------------------
                                                            $  34,259,359
-------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 9.3%
-------------------------------------------------------------------------
 Baa2      BBB-     $3,500     Oregon Economic
                               Developments Authority,
                               Georgia Pacific,
                               (AMT), 6.35%, 8/1/25         $   3,654,595
 NR        BBB-      5,000     Port of Astoria, Pollution
                               Control Revenue, James
                               River, 6.55%, 2/1/15             5,213,500
 NR        NR          750     Port of Portland, Ash
                               Grove Cement Company,
                               7.25%, 10/1/09                     807,728
 NR        NR        1,000     Port of Portland, North
                               Portland Crown Zellerbach
                               Corporation, 6.13%, 5/15/08      1,001,210
-------------------------------------------------------------------------
                                                            $  10,677,033
-------------------------------------------------------------------------

Insured-Education -- 2.3%
-------------------------------------------------------------------------
 Aaa       AAA      $1,000     State of Oregon Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority (Lewis and Clark
                               College) (MBIA), 6.00%,
                               10/1/13                      $   1,060,280
 Aaa       AAA       1,500     State of Oregon Health,
                               Housing, Educational and
                               Cultural Facilities
                               Authority (Lewis and Clark
                               College) (MBIA), 6.13%,
                               10/1/24                          1,597,170
-------------------------------------------------------------------------
                                                            $   2,657,450
-------------------------------------------------------------------------

Insured-Electric Utilities -- 3.7%
-------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Eugene, Electric
                               Utility Revenue (MBIA),
                               5.80%, 8/1/22                $   1,031,550
 Aaa       AAA         500     Commonwealth of Puerto
                               Rico Electric Power
                               Authority STRIPES (FSA),
                               Variable Rate, 7/1/03/(2)/         558,125
 Aaa       AAA       1,600     Commonwealth of Puerto
                               Rico, Telephone Authority
                               (MBIA), Variable Rate,
                               1/16/15/(2)/                     1,602,000
 Aaa       AAA       1,000     Emerald People's Utility
                               District, Electric System
                               (AMBAC), 5.75%, 11/1/16          1,026,480
-------------------------------------------------------------------------
                                                            $   4,218,155
-------------------------------------------------------------------------

Insured-General Obligations -- 2.8%
-------------------------------------------------------------------------
 Aaa       AAA      $2,000     Commonwealth of Puerto
                               Rico "RIBS" (AMBAC),
                               Variable Rate, 7/1/15/(2)/   $   2,147,500
 Aaa       AAA       1,000     Yamhill, Clackamas and
                               Washington Counties,
                               Newberg School District
                               (FSA), 5.50%, 6/1/10             1,025,980
-------------------------------------------------------------------------
                                                            $   3,173,480
-------------------------------------------------------------------------

Insured-Hospitals -- 1.8%
-------------------------------------------------------------------------
 Aaa       AAA      $3,630     Oregon Health Science
                               University, Capital
                               Appreciation (MBIA),
                               0.00%, 7/1/21                $     976,579
 Aaa       AAA       1,000     Western Lane Hospital
                               District Authority,
                               Sisters of Saint Joseph of
                               Peace (MBIA), 5.75%, 8/1/19      1,030,900
-------------------------------------------------------------------------
                                                            $   2,007,479
-------------------------------------------------------------------------


                       See notes to financial statements

Oregon Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D

Ratings (Unaudited) Principal
------------------- Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
-------------------------------------------------------------------------
Insured-Lease Revenue / Certificates of
Participation -- 2.5%
-------------------------------------------------------------------------
 Aaa       AAA      $1,250     State of Oregon,
                               Department of General
                               Services, Real Property
                               Financing Program (AMBAC),
                               6.25%, 9/1/15                $   1,325,925
 Aaa       AAA       1,500     State of Oregon,
                               Department of General
                               Services, Real Property
                               Financing Program (MBIA),
                               6.25%, 11/1/19                   1,586,895
-------------------------------------------------------------------------
                                                            $   2,912,820
-------------------------------------------------------------------------

Insured-Special Tax Revenue -- 0.3%
-------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Portland, Arena
                               Natural Gas Tax Revenue
                               (AMBAC), 0.00%, 6/1/17       $     317,880
-------------------------------------------------------------------------
                                                            $     317,880
-------------------------------------------------------------------------

Insured-Transportation -- 4.8%
-------------------------------------------------------------------------
 Aaa       AAA      $1,500     Oregon Department of
                               Transportation, Westside
                               Light Rail (MBIA), 6.25%,
                               6/1/09                       $   1,643,130
 Aaa       AAA       1,000     Port of Portland, Portland
                               International Airport
                               (AMBAC), (AMT), 6.25%,
                               7/1/18                           1,049,130
 Aaa       AAA       2,750     Port of Portland, Portland
                               International Airport,
                               (AMT), (FGIC), 6.00%,
                               7/1/23                           2,817,650
-------------------------------------------------------------------------
                                                            $   5,509,910
-------------------------------------------------------------------------

Insured-Water and Sewer -- 6.0%
-------------------------------------------------------------------------
 Aaa       AAA      $1,000     City of Beaverton,
                               Washington County, Water
                               Revenue (FSA), 6.13%,
                               6/1/14                       $   1,059,100
 Aaa       AAA       1,500     City of Portland, Sewer
                               System (FGIC), 6.00%,
                               10/1/12                          1,630,545
 Aaa       AAA       1,000     South Fork Water Board,
                               First Lien Water Revenue
                               (FSA), 6.00%, 2/1/14             1,049,790
 Aaa       AAA       1,500     Washington County, Unified
                               Sewerage Agency (AMBAC),
                               6.13%, 10/1/12                   1,637,445
 Aaa       AAA       1,375     Washington County, Unified
                               Sewerage Agency, Senior
                               Lien (AMBAC), 6.13%, 10/1/12     1,500,991
-------------------------------------------------------------------------
                                                            $   6,877,871
-------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 1.4%
-------------------------------------------------------------------------
 Aa        A        $1,500     Multnomah County, Juvenile
                               Justice Complex, 6.00%,
                               8/1/12                       $   1,556,550
-------------------------------------------------------------------------
                                                            $   1,556,550
-------------------------------------------------------------------------

Special Tax Revenue -- 4.1%
-------------------------------------------------------------------------
 A         NR       $1,000     City of Portland, Urban
                               Renewal and Redevelopment
                               Bonds, Downtown
                               Waterfront, 6.40%, 6/1/08    $   1,063,720
 Baa1      A           500     Commonwealth of Puerto Rico
                               Highway and Transportation
                               Authority, 6.38%, 7/1/08           535,760
 A1        AA+       3,000     Tri-County Metropolitan
                               Transportation District,
                               Limited Tax Pledge, 5.70%,
                               8/1/13                           3,098,610
-------------------------------------------------------------------------
                                                            $   4,698,090
-------------------------------------------------------------------------

Transportation -- 1.3%
-------------------------------------------------------------------------
 Baa3      BB+      $1,500     Port of Portland, Special
                               Obligation Revenue Bonds
                               (Delta Airlines
                               Incorporated), (AMT),
                               6.20%, 9/1/22                $   1,540,635
-------------------------------------------------------------------------
                                                            $   1,540,635
-------------------------------------------------------------------------

Water and Sewer -- 3.2%
-------------------------------------------------------------------------
 A         A+       $1,500     City of Gresham, Water
                               Revenue, 5.20%, 11/1/10      $   1,502,070
 NR        A+        2,000     Clackamus County, Water
                               Revenue, 6.38%, 10/1/14          2,160,860
-------------------------------------------------------------------------
                                                            $   3,662,930
-------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $108,099,159)                          $114,487,959
-------------------------------------------------------------------------

                       See notes to financial statements

Oregon Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Oregon municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 24.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 3.2% to 9.2% of total investments.

/(1)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/ Security has been issued as an inverse floater bond.

                       See notes to financial statements

South Carolina Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS


Tax-Exempt Investments -- 100.0%


Ratings (Unaudited)     Principal
----------------------  Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                           Value
--------------------------------------------------------------------------------------
Education -- 2.9%
--------------------------------------------------------------------------------------
 NR         A           $1,500       South Carolina Education Authority,
                                     Student Loan, (AMT), 6.30%, 9/1/08 $ 1,570,935
--------------------------------------------------------------------------------------
                                                                        $ 1,570,935
--------------------------------------------------------------------------------------

Electric Utilities -- 7.0%
--------------------------------------------------------------------------------------
 A1         A-          $1,650       Berkeley County, SC Electric and
                                     Gas Company, 6.50%, 10/1/14        $ 1,798,253
 Baa1       BBB+         1,400       Puerto Rico Electric Power
                                     Authority, 6.25%, 7/1/17             1,480,906
 Baa1       BBB+           500       Puerto Rico Electric Power
                                     Authority, 6.38%, 7/1/24               544,675
--------------------------------------------------------------------------------------
                                                                        $ 3,823,834
--------------------------------------------------------------------------------------

Hospitals -- 5.6%
--------------------------------------------------------------------------------------
 Aa3        AA-         $1,500       Greenville, SC Hospital
                                     System (Board of Trustees),
                                     5.25%, 5/1/17                      $ 1,471,035
 Baa1       NR           1,500       Horry County, SC (Conway
                                     Hospital), 6.75%, 7/1/12             1,582,380
--------------------------------------------------------------------------------------
                                                                        $ 3,053,415
--------------------------------------------------------------------------------------

Housing -- 12.9%
--------------------------------------------------------------------------------------
 NR         BBB+        $1,000       South Carolina Housing
                                     Finance Authority,
                                     Multifamily Mortgage
                                     Revenue (Hunting Ridge)
                                     (AMT), 6.75%, 6/1/25               $ 1,043,490
 NR         AA-          1,780       South Carolina Housing
                                     Finance Authority,
                                     Multifamily Mortgage
                                     Revenue (Runaway Bay
                                     Apartment), 6.20%, 12/1/20           1,806,771
 NR         AA             975       South Carolina Housing
                                     Finance Authority,
                                     Multifamily Mortgage
                                     Revenue (Westbury Place),
                                     6.05%, 7/1/27                          986,408
 Aa         AA           1,500       South Carolina Housing
                                     Finance Authority, Single
                                     Family Mortgage Revenue,
                                     6.38%, 7/1/16                        1,572,585
 Aa2        NR           1,500       South Carolina Housing
                                     Finance Authority, Single
                                     Family Mortgage Revenue,
                                     6.45%, 7/1/17                        1,580,310
--------------------------------------------------------------------------------------
                                                                        $ 6,989,564
--------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution Control Revenue -- 32.5%
--------------------------------------------------------------------------------------
 Baa2       BBB         $1,890       Aiken County, SC Industrial
                                     Development Board (Beloit
                                     Corporation), 6.00%, 12/1/11       $ 2,003,117
 NR         BBB+         1,500       Chester County, SC, 7.35%,
                                     2/1/14                               1,623,930
 A2         A            2,500       Darlington County, SC,
                                     6.00%, 4/1/26                        2,589,025
 A1         AA-          1,500       Darlington County, SC
                                     (Nucor Corporation), (AMT),
                                     5.75%, 8/1/23                        1,509,390
 A2         A              500       Darlington County, SC
                                     (Sonoco Products), (AMT),
                                     6.13%, 6/1/25                          523,875
 A2         A            1,500       Darlington County, SC Power
                                     and Light Company, 6.60%,
                                     11/1/10                              1,643,715
 Aa3        AA-            500       Florence County, SC (E.I.
                                     du Pont de Nemours), 6.35%,
                                     7/1/22                                 538,785
 NR         NR             565       Florence County, SC (Stone
                                     Container Company), 7.38%,
                                     2/1/07                                 598,538
 A1         A-           2,665       Richland County, SC (Union
                                     Camp Corporation), (AMT),
                                     6.75%, 5/1/22                        2,878,146
 NR         NR           1,500       Spartanburg County, SC
                                     Solid Waste (Bavarian Motor
                                     Works Corporation), (AMT),
                                     7.55%, 11/1/24                       1,684,680
 A2         A+           2,000       York County, SC (Hoechst
                                     Celanese Corporation),
                                     (AMT), 5.70%, 1/1/24                 2,025,360
--------------------------------------------------------------------------------------
                                                                        $17,618,561
--------------------------------------------------------------------------------------

Insured-Electric Utilities -- 8.6%
--------------------------------------------------------------------------------------
 Aaa        AAA         $  300       Piedmont Municipal Power
                                     Agency (MBIA), 6.25%, 1/1/09       $   334,473
 Aaa        AAA          1,000       Piedmont Municipal Power
                                     Agency (MBIA), 6.30%, 1/1/14         1,077,490
 Aaa        AAA          1,250       South Carolina Public
                                     Service Authority (AMBAC),
                                     6.38%, 7/1/21                        1,357,850
 Aa         AA-          1,000       South Carolina Public
                                     Service Authority (MBIA),
                                     5.13%, 1/1/32                          933,590
 Aaa        AAA          1,000       South Carolina Public
                                     Service Authority (Santee
                                     Cooper) (AMBAC),
                                     5.00%, 1/1/14                          966,340
--------------------------------------------------------------------------------------
                                                                        $ 4,669,743
--------------------------------------------------------------------------------------

                       See notes to financial statements

South Carolina Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)     Principal
----------------------  Amount
            Standard    (000
Moody's     & Poor's    omitted)     Security                           Value
--------------------------------------------------------------------------------------
Insured-General Obligations -- 2.0%
 Aaa        AAA         $1,000       Berkeley County, SC School
                                     District (AMBAC), 6.30%,
                                     2/1/16                             $ 1,072,040
--------------------------------------------------------------------------------------
                                                                        $ 1,072,040
--------------------------------------------------------------------------------------

Insured-Hospitals -- 14.3%
--------------------------------------------------------------------------------------
 Aaa        AAA         $1,500       Greenwood County, Self
                                     Memorial Hospital (FGIC),          $ 1,541,175
                                     5.88%, 10/1/17
 Aaa        AAA            300       Lexington County Health
                                     Services District (FSA),               328,758
                                     6.75%, 10/1/18
 Aaa        AAA          3,000       South Carolina Jobs
                                     Economic Development
                                     Authority (Anderson Area
                                     Medical Center) (MBIA),              2,876,040
                                     5.25%, 2/1/26
 Aaa        AAA          1,000       South Carolina Jobs
                                     Economic Development
                                     Authority (Baptist                     986,450
                                     Hospital) (AMBAC), 5.45%, 8/1/15
 Aaa        AAA          1,000       South Carolina Jobs
                                     Economic Development
                                     Authority (Baptist
                                     Hospital) (AMBAC),                     972,500
                                     Variable Rate, 8/1/15(1)
 NR         AAA          1,000       South Carolina Jobs
                                     Economic Development
                                     Authority, Oconee Memorial
                                     Hospital (CLI),                      1,047,620
                                     6.15%, 3/1/25
--------------------------------------------------------------------------------------
                                                                        $ 7,752,543
--------------------------------------------------------------------------------------

Insured-Housing -- 1.9%
--------------------------------------------------------------------------------------
 Aaa        AAA         $1,000       South Carolina Housing
                                     Finance and Development
                                     Authority, Single Family
                                     Mortgage Revenue (AMBAC),          $ 1,015,040
                                     (AMT), 5.95%, 7/1/29
--------------------------------------------------------------------------------------
                                                                        $ 1,015,040
--------------------------------------------------------------------------------------

Insured-Lease Revenue / Certificates of Participation -- 6.8%
--------------------------------------------------------------------------------------
 Aaa        AAA         $  500       Charleston County, SC
                                     (MBIA), 6.10%, 6/1/11              $   534,110
 Aaa        AAA            955       Charleston County, SC
                                     (MBIA), 7.00%, 6/1/19                1,101,058
 Aaa        AAA             45       Charleston County, SC
                                     (MBIA), 7.00%, 6/1/19                   50,746
 Aaa        AAA          1,000       Florence County, SC Law
                                     Center (AMBAC), 6.00%, 3/1/14        1,045,400
 Aaa        AAA            900       North Charleston, SC
                                     (Coliseum Capital
                                     Improvements) (FGIC),                  948,996
                                     6.00%, 1/1/11
--------------------------------------------------------------------------------------
                                                                        $ 3,680,310
--------------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 4.9%
--------------------------------------------------------------------------------------
 Baa        NR          $  750       Lexington School District,
                                     6.90%, 7/1/08                      $   823,515
 Baa1       BBB+         1,750       Myrtle Beach Convention
                                     Center, 6.88%, 7/1/17                1,846,705
--------------------------------------------------------------------------------------
                                                                        $ 2,670,220
--------------------------------------------------------------------------------------

Pooled Loans -- 0.6%
--------------------------------------------------------------------------------------
 NR         A+          $  300       South Carolina Resource
                                     Authority, Local Government
                                     Program,                           $   309,684
                                     7.00%, 4/1/13
--------------------------------------------------------------------------------------
                                                                        $   309,684
--------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $50,167,834)                                       $54,225,889
--------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by South Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 33.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 0.6% to 13.7% of total investments.

/1/Security has been issued as an inverse floater bond.

                       See notes to financial statements

Tennessee Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS



Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
------------------- Principal
                    Amount
         Standard   (000
Moody's  & Poor's   omitted)    Security                    Value
-----------------------------------------------------------------------------
Education -- 2.0%
-----------------------------------------------------------------------------

 Baa3    NR         $1,000      Nashville and
                                Davidson County
                                (Belmont University),
                                6.40%, 12/1/19              $1,052,640
-----------------------------------------------------------------------------
                                                            $1,052,640
-----------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.9%
-----------------------------------------------------------------------------
 Aaa     AAA        $1,500      Shelby County
                                (Lebonheur Children's
                                Hospital), (MBIA),
                                5.50%, 8/15/12              $1,541,475
-----------------------------------------------------------------------------
                                                            $1,541,475
-----------------------------------------------------------------------------

General Obligations -- 3.8%
-----------------------------------------------------------------------------
 Aa      AA         $1,000      Metropolitan Government
                                Nashville and
                                Davidson County,
                                5.88%, 5/15/21              $1,034,050

 Aa2     AA+         1,000      Shelby County,
                                5.13%, 3/1/16                  975,950
-----------------------------------------------------------------------------
                                                            $2,010,000
-----------------------------------------------------------------------------

Hospitals -- 4.6%
-----------------------------------------------------------------------------
 Baa1    NR           $500      City of Clarksville,
                                Clarksville Memorial,
                                6.25%, 7/1/08               $  524,160

 Baa1    NR            500      City of Clarksville,
                                Clarksville Memorial,
                                6.38%, 7/1/18                  518,970

 Baa1    BBB+          250      Knox County (East
                                Tennessee Children's),
                                6.50%, 10/1/12                 261,293

 NR      A-          1,000      Sumner County, Sumner
                                Regional Health Systems,
                                7.50%, 11/1/14               1,121,160
-----------------------------------------------------------------------------
                                                            $2,425,583
-----------------------------------------------------------------------------

Housing -- 15.8%
-----------------------------------------------------------------------------
 NR      A          $  750      Knoxville Community
                                Development Corporation
                                (Clinton Towers),
                                6.65%, 10/15/10             $  785,828

 NR      AAA           500      Knoxville Community
                                Development Corporation
                                (Morningside Gardens)
                                (GNMA), 6.10%, 7/20/20         512,535

 NR      A           1,500      Nashville and Davidson
                                County (The Park at
                                Hermitage), 5.90%, 2/1/19    1,498,110

 Aa2     AA            445      Tennessee Housing
                                Development Agency,
                                Homeownership
                                Program, 6.80%, 7/1/17         467,481

 Aa      AA          1,000      Tennessee Housing
                                Development Agency,
                                Homeownership Program,
                                (AMT), 5.75%, 7/1/24           998,550

 A1      A+          2,000      Tennessee Housing
                                Development Agency,
                                Mortgage Finance
                                Program, 5.85%, 7/1/13       2,038,819

 A1      A+          2,000      Tennessee Housing
                                Development Agency,
                                Mortgage Finance
                                Program, 5.95%, 7/1/28       2,032,340
-----------------------------------------------------------------------------
                                                            $8,333,663
-----------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 27.5%
-----------------------------------------------------------------------------
 Aa3     A-1+       $1,000      City of Chattanooga
                                (E.I. du Pont de
                                Nemours and Co.),
                                6.35%, 7/1/22               $1,083,920

 Aa3     AA-         1,000      Humphreys County
                                (E.I. du Pont de
                                Nemours and Co.),
                                (AMT), 6.70%, 5/1/24         1,094,970

 Aa2     AA          2,000      Loudon County
                                (Kimberly-Clark
                                Corp.), (AMT),
                                6.20%, 2/1/23/(1)/           2,099,159

 A3      A-          2,750      Maury County
                                (Saturn Corp.),
                                6.50%, 9/1/24                2,999,424

 Baa1    BBB         1,500      McMinn County,TN
                                (Calhoun Newsprint
                                Co. Project -
                                Bowater Inc.),
                                (AMT), 7.40%, 12/1/22        1,666,935

 Baa2    BBB         1,500      Memphis-Shelby
                                County Airport
                                Authority (Federal
                                Express Corp.),
                                6.75%, 9/1/12                1,637,220

 Baa2    BBB         1,000      Memphis-Shelby
                                County Airport
                                Authority (Federal
                                Express Corp.),
                                (AMT), 6.20%, 7/1/14         1,030,840

 NR      BBB+          500      Nashville and Davidson
                                County (Osco Treatment
                                Systems), (AMT),
                                6.00%, 5/1/03                  518,220

 Baa3    BBB-        1,250      Puerto Rico Port
                                Authority (American
                                Airlines), 6.25%, 6/1/26     1,328,363

 A3      NR          1,000      South Fulton County,
                                (Tyson Foods Co.), (AMT),
                                6.40%, 10/1/20               1,054,100
-----------------------------------------------------------------------------
                                                           $14,513,151
-----------------------------------------------------------------------------
Insured-Education -- 6.4%
 Aaa     AAA        $1,100      Jackson, TN Health,
                                Education and
                                Housing (Lambuth
                                University), (FSA),
                                5.90%, 9/1/20              $ 1,122,484


                       See notes to financial statements

Tennessee Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)        Security                  Value
-----------------------------------------------------------------------------
Insured-Education (continued)
-----------------------------------------------------------------------------
 Aaa      AAA       $1,000          Metropolitan
                                    Nashville Health
                                    and Education
                                    (Meharry Medical
                                    College), (AMBAC),
                                    5.00%, 12/1/24            $  931,060

 Aaa      AAA        1,230          Metropolitan
                                    Nashville Health
                                    and Education
                                    (Meharry Medical
                                    College), (AMBAC),
                                    6.00%, 12/1/19             1,334,858
-----------------------------------------------------------------------------
                                                              $3,388,402
-----------------------------------------------------------------------------

Insured-Electric Utilities -- 8.2%
-----------------------------------------------------------------------------
 Aaa      AAA       $  750          City of Dickson,
                                    Electric System
                                    Revenues (MBIA),
                                    5.50%, 9/1/16             $  758,340

 Aaa      AAA        1,000          City of Lawrenceburg
                                    Electric Revenues
                                    (MBIA), 5.50%, 7/1/26      1,000,780

 Aaa      AAA        1,000          City of Lawrenceburg
                                    Electric Revenues
                                    (MBIA), 6.63%, 7/1/18      1,171,460

 Aaa      AAA          400          Commonwealth of
                                    Puerto Rico
                                    Electric Power
                                    Authority STRIPES
                                    (FSA), Variable
                                    Rate, 7/1/03/(2)/            446,500

 Aaa      AAA        1,000          Madison County
                                    Suburban Utility
                                    District, (MBIA),
                                    5.00%, 2/1/19                943,480
-----------------------------------------------------------------------------
                                                              $4,320,560
-----------------------------------------------------------------------------

Insured-General Obligations -- 0.6%
-----------------------------------------------------------------------------
 Aaa      AAA       $  300          Commonwealth of
                                    Puerto Rico "RIBS"
                                    (AMBAC), Variable
                                    Rate, 7/1/15/(2)/         $  322,125
-----------------------------------------------------------------------------
                                                              $  322,125
-----------------------------------------------------------------------------

Insured-Hospitals -- 6.7%
-----------------------------------------------------------------------------
 Aaa      AAA       $  500          City of Bristol,
                                    Bristol Memorial
                                    (FGIC), 6.75%, 9/1/10     $  585,555

 Aaa      AAA          250          City of Chattanooga,
                                    Memorial Hospital
                                    (MBIA), 6.63%, 9/1/09        289,530

 Aaa      AAA        1,500          City of Johnson,
                                    Johnson City
                                    Medical Center
                                    (MBIA), 5.00%, 7/1/13      1,463,055

 Aaa      AAA        1,250          Knox County, Fort
                                    Sanders Alliance
                                    Obligated Group
                                    (MBIA), 5.25%, 1/1/23      1,197,575
-----------------------------------------------------------------------------
                                                              $3,535,715
-----------------------------------------------------------------------------

Insured-Housing -- 2.1%
-----------------------------------------------------------------------------
 Aaa      AAA       $1,000          Knox County, SCA
                                    Realty Multifamily
                                    Mortgage Receipts
                                    (FSA), 7.13%, 1/1/30      $1,091,690
-----------------------------------------------------------------------------
                                                              $1,091,690
-----------------------------------------------------------------------------

Insured-Special Tax Revenue -- 2.2%
-----------------------------------------------------------------------------
 Aaa      AAA       $1,000          City of Johnson,
                                    School District
                                    Sales Tax (AMBAC),
                                    6.70%, 5/1/21             $1,140,640
-----------------------------------------------------------------------------
                                                              $1,140,640
-----------------------------------------------------------------------------

Insured-Transportation -- 2.1%
-----------------------------------------------------------------------------
 Aaa      AAA       $1,000          Memphis-Shelby
                                    County Airport
                                    Authority (MBIA),
                                    (AMT), 6.50%, 2/15/09     $1,121,270
-----------------------------------------------------------------------------
                                                              $1,121,270
-----------------------------------------------------------------------------

Insured-Water and Sewer -- 2.6%
-----------------------------------------------------------------------------
 Aaa      AAA       $  350          Nashville and
                                    Davidson County,
                                    Water System
                                    (AMBAC), Variable
                                    Rate, 1/1/22/(2)/         $  381,063

 Aaa      AAA        1,000          Nashville and
                                    Davidson County,
                                    Water System
                                    (FGIC), 5.20%, 1/1/13      1,008,890
-----------------------------------------------------------------------------
                                                              $1,389,953
-----------------------------------------------------------------------------

Miscellaneous -- 1.0%
-----------------------------------------------------------------------------
 NR       NR        $  500          Hardeman County, TN
                                    (Correctional
                                    Facilities Corp.),
                                    7.75%, 8/1/17             $  543,675
-----------------------------------------------------------------------------
                                                              $  543,675
-----------------------------------------------------------------------------

Nursing Homes -- 2.0%
-----------------------------------------------------------------------------
 NR       A+        $1,000          Tennessee State
                                    Veterans' Homes
                                    Board, Humboldt,
                                    6.65%, 2/1/14             $1,081,180

-----------------------------------------------------------------------------
                                                              $1,081,180
-----------------------------------------------------------------------------

Pooled Loans -- 3.7%
-----------------------------------------------------------------------------
 NR       A-        $1,200          Tennessee Local
                                    Development
                                    Authority,
                                    Community Provider,
                                    6.55%, 10/1/23            $1,272,372

                       See notes to financial statements

Tennessee Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)        Security                  Value
-----------------------------------------------------------------------------
Pooled Loans (continued)
-----------------------------------------------------------------------------
 A        AA-       $  700          Tennessee Local
                                    Development
                                    Authority, State
                                    Loan Program,
                                    5.00%, 3/1/15             $   678,559
-----------------------------------------------------------------------------
                                                              $ 1,950,931
-----------------------------------------------------------------------------

Special Tax Revenue -- 2.8%
-----------------------------------------------------------------------------
 Baa1     A        $1,575           Commonwealth of
                                    Puerto Rico Highway
                                    and Transportation
                                    Authority, 5.00%, 7/1/36  $ 1,460,954
-----------------------------------------------------------------------------
                                                              $ 1,460,954
-----------------------------------------------------------------------------

Transportation -- 2.0%
-----------------------------------------------------------------------------
 NR       BBB       $1,000          Guam Airport
                                    Authority (AMT),
                                    6.70%, 10/1/23            $ 1,069,250
-----------------------------------------------------------------------------
                                                              $ 1,069,250
-----------------------------------------------------------------------------

Water and Sewer -- 1.0%
 NR       A         $  250          Hamilton County,
                                    Eastside Utility
                                    District, 6.50%, 11/1/05  $   266,548

 NR       A            250          Hamilton County,
                                    Eastside Utility
                                    District, 6.75%, 11/1/11      266,438
-----------------------------------------------------------------------------
                                                              $   532,986
-----------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
   (identified cost $49,525,469)                              $52,825,843
-----------------------------------------------------------------------------

AMT- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Tennessee municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at August 31, 1997, 33.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 3.0% to 18.0% of total investments.
/(1)/Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.
/(2)/Security has been issued as an inverse floater bond.


                       See notes to financial statements

Virginia Municipals Portfolio  as of August 31, 1997

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments -- 100.0%



Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------

Education -- 4.6%
--------------------------------------------------------------------------------
 NR        A-       $2,000     City of Lynchburgh
                               (Randolph-Macon Woman's
                               College), 5.88%, 9/1/23      $   2,036,380

 Baa3      NR        2,220     Rockingham County,
                               Industrial Development
                               Authority (Bridgewater           2,258,317
                               College), 5.95%, 10/1/13

 NR        A-        1,570     Virginia College Building
                               Authority (Hampden-Sydney
                               College), 6.60%, 9/1/16          1,677,058

 NR        A+        1,000     Virginia College Building
                               Authority (Hampton
                               University), 5.75%, 4/1/14       1,024,000

 NR        A+          400     Virginia College Building
                               Authority (Hampton
                               University),                       432,228
                               6.50%, 4/1/08
--------------------------------------------------------------------------------
                                                            $   7,427,983
--------------------------------------------------------------------------------

Electric Utilities -- 0.6%
--------------------------------------------------------------------------------
 Ba        NR       $  965     Virgin Islands Water and
                               Sewer Authority, 7.40%,
                               7/1/11                       $   1,040,810
--------------------------------------------------------------------------------

                                                            $   1,040,810
--------------------------------------------------------------------------------

Escrowed / Prerefunded -- 3.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,665     Arlington County,
                               Industrial Development
                               Authority (AMBAC), 5.00%,
                               9/1/21                       $   1,556,875

 Aaa       NR        1,000     Arlington County,
                               Industrial Development
                               Authority, (Arlington
                               Hospital), 7.13%, 9/1/21         1,119,210

 A         NR          500     Augusta County, Industrial
                               Development Authority
                               (Augusta Hospital), 7.00%,
                               9/1/21                             555,765

 NR        A+        1,700     City of Virginia Beach,
                               Water and Sewer System,
                               6.63%, 2/1/17                    1,875,219
--------------------------------------------------------------------------------

                                                            $   5,107,069
--------------------------------------------------------------------------------

General Obligations -- 1.4%
--------------------------------------------------------------------------------
 Baa1      A        $  350     Commonwealth of Puerto
                               Rico, 0.00%, 7/1/04          $     252,028

 Aaa       AAA       1,000     Fairfax County, 5.63%,
                               6/1/14                           1,026,150

 Aa2       AA       $1,000     Roanoke County, VA,
                               5.00%, 6/1/21                $     942,910
--------------------------------------------------------------------------------

                                                            $   2,221,088
--------------------------------------------------------------------------------

Hospitals -- 16.9%
--------------------------------------------------------------------------------
 A2        NR       $3,800     Albermarle County,
                               Industrial Development
                               Authority (Martha
                               Jefferson Hospital),
                               5.50%, 10/1/20               $   3,755,730

 A2        NR          245     Chesapeake Hospital
                               Authority (Chesapeake
                               General Hospital), 7.60%,
                               7/1/00                            261,996

 A2        NR        1,250     City of Martinsville
                               (Memorial Hospital of
                               Martinsville and Henry
                               County), 7.00%, 1/1/06          1,352,013

 Aa2       AA        2,910     Fairfax County, Industrial
                               Development Authority
                               (Inova Health System
                               Hospitals), 5.00%, 8/15/14      2,811,467

 Aa2       AA        2,000     Fairfax County, Industrial
                               Development Authority
                               (Inova Health System
                               Hospitals), 5.00%, 8/15/15      1,920,920

 Aa2       AA        2,500     Fairfax County, Industrial
                               Development Authority
                               (Inova Health System
                               Hospitals), 5.00%, 8/15/23      2,344,625

 Aa2       AA        1,000     Fairfax County, Industrial
                               Development Authority
                               (Inova Health System
                               Hospitals), 6.00%, 8/15/26      1,034,070

 NR        A-        2,000     Medical College of Hampton
                               Roads, 6.88%, 11/15/11           2,156,460

 Aa2       AA-       3,500     Peninsula Ports Authority
                               of Virginia, (Riverside
                               Health System), 6.63%, 7/1/10    3,791,865

 A2        NR        2,400     Prince William County,
                               Industrial Development
                               Authority (Potomac
                               Hospital), 6.85%, 10/1/25        2,607,192

 Aa2       AA        3,000     Virginia Beach Development
                               Authority (Sentara Bayside
                               Hospital), 6.60%, 11/1/09        3,249,780

 A3        NR        1,000     Washington County,
                               Industrial Development
                               Authority (Johnston
                               Memorial Hospital),
                               6.00%, 7/1/14                    1,024,530

                       See notes to financial statements

Virginia Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D




Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------

Hospitals (continued)
--------------------------------------------------------------------------------
 A3        NR       $1,060     Washington County,
                               Industrial Development
                               Authority (Johnston
                               Memorial Hospital),
                               7.00%, 7/1/22                $   1,144,832
--------------------------------------------------------------------------------

                                                            $  27,455,480
--------------------------------------------------------------------------------

Housing -- 11.6%
--------------------------------------------------------------------------------
 NR        AAA      $1,250     Fairfax County
                               Redevelopment and Housing
                               Authority Multifamily
                               Mortgage Revenue, FHA,
                               7.00%, 5/1/26                $   1,333,325
 NR        AAA       1,000     Hampton Redevelopment and
                               Housing Authority, Senior
                               Living (GNMA), 6.00%,
                               1/20/26                          1,024,810
 NR        AAA       1,000     Newport News,
                               Redevelopment and Housing
                               Authority, MFMR,
                               5.85%, 12/20/30/(1)/             1,019,160
 NR        AAA       1,800     Suffolk Redevelopment and
                               Housing Authority (Prince
                               Williams Commons) (FNMA),
                               6.45%, 6/1/19                    1,895,526
 Aa1       AA+       3,500     Virginia Housing
                               Development Authority,
                               Multifamily Mortgage
                               Revenue, 7.05%, 5/1/18           3,734,465
 Aa        AA+       5,000     Virginia Housing
                               Development Authority,
                               Multifamily Mortgage
                               Revenue, (AMT), 6.75%,
                               7/1/21                           5,237,650
 Aa1       AA+       2,500     Virginia Housing
                               Development Authority,
                               Single Family Mortgage
                               Revenue, 6.85%, 1/1/15           2,643,125
 Aa        NR        1,900     Virginia Housing
                               Development Authority,
                               Single Family Mortgage
                               Revenue, Variable Rate,
                               7/1/04/(2)/                      1,949,875
--------------------------------------------------------------------------------

                                                            $  18,837,936
--------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 13.1%
--------------------------------------------------------------------------------
 Aa3       AA-      $2,190     City of Chesapeake
                               (Cargill Inc.), 5.88%,
                               3/1/13                       $   2,271,293
 A2        A+        2,000     City of Giles (Hoechst
                               Celanese Corp.), 6.45%,
                               5/1/26                           2,156,020
 A2        A+        1,500     City of Giles (Hoechst
                               Celanese Corp.), (AMT),          1,543,335
                               5.95%, 12/1/25
 A2        A+        1,000     City of Giles (Hoechst
                               Celanese Corp.), (AMT),
                               6.63%, 12/1/22                   1,070,080
 A3        A         2,000     Henrico County (Browning
                               Ferris Inc.), (AMT),
                               5.45%, 1/1/14/(3)/               2,000,260
 A1        A-        4,000     Isle of Wright County,
                               Industrial Development
                               Authority (Union Camp
                               Corp.), (AMT), 6.55%,
                               4/1/24/(4/)                      4,314,040
 Baa3      BBB-      1,000     Puerto Rico Port Authority
                               (American Airlines) (AMT),
                               6.25%, 6/1/26                    1,062,690
 Baa3      BBB         980     West Point (Chesapeake
                               Corp.), 6.25%, 3/1/19            1,030,891
 Baa3      BBB       5,520     West Point (Chesapeake
                               Corp.), (AMT), 6.38%,
                               3/1/19                           5,804,831
--------------------------------------------------------------------------------

                                                            $  21,253,440
--------------------------------------------------------------------------------

Insured-Electric Utilities -- 0.6%
--------------------------------------------------------------------------------
 Aaa       AAA      $  900     Commonwealth of Puerto
                               Rico, Telephone Authority
                               (MBIA), Variable Rate,
                               1/16/15/(2)/                 $     901,125

--------------------------------------------------------------------------------
                                                            $     901,125
--------------------------------------------------------------------------------

Insured-General Obligations -- 3.3%
--------------------------------------------------------------------------------
 Aaa       AAA      $5,650     City of Richmond (FGIC),
                               5.00%, 1/15/21/(4)/          $   5,315,858
--------------------------------------------------------------------------------

                                                            $   5,315,858
--------------------------------------------------------------------------------

Insured-Hospitals -- 12.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $5,000     Augusta County, Industrial
                               Development Authority
                               (Augusta Hospital Corp.)
                               (AMBAC),
                               5.13%, 9/1/21                $   4,745,350
 Aaa       AAA       3,835     City of Fredericksburg,
                               Industrial Development
                               Authority (AMBAC), 5.25%,
                               6/15/23                          3,698,244
 Aaa       AAA         665     City of Roanoke (Franklin
                               Memorial Hospital and
                               Saint Albans Psychiatric
                               Hospital) (MBIA), 5.25%,
                               7/1/25                             637,742
 Aaa       AAA       5,000     City of Virginia Beach
                               (Virginia Beach Memorial
                               Hospital) (AMBAC), 5.13%,
                               2/15/18                          4,812,850


                       See notes to financial statements

Virginia Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D




Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------

Insured-Hospitals (continued)
--------------------------------------------------------------------------------
 Aaa       AAA      $2,000     City of Winchester,
                               Industrial Development
                               Authority (Winchester
                               Medical Center) (AMBAC),
                               Variable Rate, 1/21/14/(2)/  $   2,345,000
 Aaa       AAA       1,500     Henrico County (Bon Secour
                               Health Systems) (MBIA),
                               6.25%, 8/15/20                   1,679,355
 Aaa       AAA       1,800     Roanoke County, VA
                               Industrial Development
                               Authority (MBIA), 5.00%,
                               7/1/24                           1,676,754
--------------------------------------------------------------------------------

                                                            $  19,595,295
--------------------------------------------------------------------------------

Insured-Transportation -- 4.1%
--------------------------------------------------------------------------------
 Aaa       AAA      $4,800     Chesapeake Bay Bridge and
                               Tunnel Dist. (MBIA),
                               5.00%, 7/1/22                $   4,507,536
 Aaa       AAA       1,000     Metropolitan Washington
                               Airports Authority (MBIA),
                               (AMT), 5.75%, 10/1/20            1,008,390
 Aaa       AAA       1,000     Richmond Metropolitan
                               Authority Expressway
                               (FGIC), 6.38%, 7/15/16           1,087,220
--------------------------------------------------------------------------------

                                                            $   6,603,146
--------------------------------------------------------------------------------

Insured-Water and Sewer -- 7.2%
--------------------------------------------------------------------------------
 Aaa       AAA      $1,000     Loudoun County Sanitation
                               Authority (FGIC), 5.13%,
                               1/1/30                       $     953,690
 Aaa       AAA       2,000     Loudoun County Sanitation
                               Authority (MBIA), 5.25%,
                               1/1/30                           1,921,740
 Aaa       AAA       1,000     Roanoke County, VA Water
                               and Sewer Authority
                               (FGIC), 5.00%, 7/1/21              939,000
 Aaa       AAA       1,000     Upper Occoquan Sewage
                               Authority (FGIC), 5.00%,
                               7/1/15                             956,690
 Aaa       AAA       2,000     Upper Occoquan Sewage
                               Authority (MBIA), 4.75%,
                               7/1/29                           1,767,440
 Aaa       AAA       4,500     Upper Occoquan Sewage
                               Authority (MBIA), 5.00%,
                               7/1/25                           4,211,280
 Aaa       AAA       1,000     Upper Occoquan Sewage
                               Authority (MBIA), 5.15%,
                               7/1/20                             971,170
--------------------------------------------------------------------------------

                                                            $  11,721,010
--------------------------------------------------------------------------------

Lease Revenue /
Certificates of Participation -- 5.7%
--------------------------------------------------------------------------------
 Aa        AA       $2,000     Henrico County, Industrial
                               Development Authority,
                               Lease, 7.00%, 8/1/13         $   2,278,900
 Aa        AA        2,250     Henrico County, Industrial
                               Development Authority,
                               Lease, 7.12%, 8/1/21             2,583,518
 NR        NR        1,250     King George County, Lease,
                               7.00%, 12/15/12                  1,314,463
 A         NR        3,000     Rockingham and
                               Harrisonburg Counties,
                               Harrisonburg Redevelopment
                               and Housing Authority,
                               6.50%, 9/1/14                    3,120,720
--------------------------------------------------------------------------------

                                                            $   9,297,601
--------------------------------------------------------------------------------

Life Care -- 1.4%
--------------------------------------------------------------------------------
 NR        NR       $2,000     Loudoun County, VA,
                               Industrial Development
                               Authority (Falcons
                               Landing), 8.75%, 11/1/24     $   2,253,480
--------------------------------------------------------------------------------

                                                            $   2,253,480
--------------------------------------------------------------------------------

Nursing Homes -- 0.2%
--------------------------------------------------------------------------------
 NR        NR       $  270     Covington-Allegheny
                               County, VA, IDA (Beverly
                               Enterprises),
                               9.38%, 9/1/01                $     295,601
--------------------------------------------------------------------------------

                                                            $     295,601
--------------------------------------------------------------------------------

Solid Waste -- 3.3%
--------------------------------------------------------------------------------
 A1        A+       $  915     Fairfax County Economic
                               Development Authority
                               (Ogden Martin Systems of
                               Fairfax Inc.), (AMT),
                               7.75%, 2/1/11                $     980,322
 A1        A+        2,000     James City County, IDA,
                               (Anheuser Busch), (AMT),
                               6.00%, 4/1/32                    2,059,920
 Baa1      A-        2,250     Southeastern Public
                               Service Authority, Solid
                               Waste Systems, (AMT),
                               6.00%, 7/1/13                    2,293,403
--------------------------------------------------------------------------------
                                                            $   5,333,645
--------------------------------------------------------------------------------

Special Tax Revenue -- 5.5%
--------------------------------------------------------------------------------
 Baa1      A        $  500     Commonwealth of Puerto
                               Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/22                $     461,235


                       See notes to financial statements

Virginia Municipals Portfolio as of August 31, 1997

PORTFOLIO OF INVESTMENTS CONT'D


Ratings (Unaudited)
------------------- Principal
                    Amount
          Standard  (000
Moody's   & Poor's  omitted)   Security                     Value
--------------------------------------------------------------------------------

Special Tax Revenue (continued)
--------------------------------------------------------------------------------
 Baa1      A        $1,500     Commonwealth of Puerto
                               Rico Highway and
                               Transportation Authority,
                               5.00%, 7/1/36                $   1,391,385
 Baa1      A         1,500     Commonwealth of Puerto
                               Rico Highway and
                               Transportation Authority,
                               5.50%, 7/1/36                    1,487,970
 NR        NR        4,000     Virgin Islands Public
                               Finance Authority, 7.25%,
                               10/1/18                          4,452,400
 Aa        AA        1,000     Virginia State
                               Transportation Board
                               Revenue, Route 28,
                               Variable Rate, 4/1/18/(2)/       1,170,000
--------------------------------------------------------------------------------

                                                            $   8,962,990
--------------------------------------------------------------------------------

Transportation -- 1.0%
--------------------------------------------------------------------------------
 NR        BBB      $  400     Charlottesville-Albermarle
                               VA Airport Authority,
                               (AMT), 6.13%, 12/1/13        $     409,540
 Aa        A+        1,250     Virginia Port Authority,
                               (AMT), 5.90%, 7/1/16             1,284,138
--------------------------------------------------------------------------------

                                                            $   1,693,678
--------------------------------------------------------------------------------

Water and Sewer -- 4.3%
-------------------------------------------------------------------------------
 Aa2       AA       $3,595     Fairfax County, VA Water
                               Authority, 5.00%, 4/1/16     $   3,447,785
 Aa2       AA-       1,000     Fairfax County, VA Water
                               Authority, Variable Rate,
                               4/1/29/(2)/                      1,031,250
 Aa2       AA        1,500     Fairfax County, Water
                               Authority, 5.00%, 4/1/21         1,428,105
 NR        AA        1,000     Virginia Resource
                               Authority (Hopewell Waste
                               Water), (AMT), 6.00%,
                               10/1/25                          1,028,120
-------------------------------------------------------------------------------

                                                            $   6,935,260
-------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
    (identified cost $150,623,953)                          $162,252,495
-------------------------------------------------------------------------------



AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific
industry or municipality.   In order to reduce the risk associated with
such economic developments, at August 31, 1997, 28.2% of the securities in the portfolio of investments are backed by bond insurance of various
financial institutions and financial guaranty assurance agencies.   The
aggregate percentage by financial institution ranged from 5.7% to 11.9% of total investments.

/(1)/ When-issued security.

/(2)/ Security has been issued as an inverse floater bond.

/(3)/ Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

/(4)/ Security has been segregated to cover when-issued securities.

                       See notes to financial statements

EV Municipals Portfolios  as of August 31, 1997

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of August 31, 1997

                                                     Alabama           Arkansas            Georgia            Kentucky
                                                    Portfolio          Portfolio          Portfolio          Portfolio
--------------------------------------------------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------------------------------------------------
Investments --
   Identified cost                                $ 94,504,048        $ 58,959,622        $ 87,597,730        $115,387,827
   Unrealized appreciation                           6,686,871           3,367,276           6,104,443           8,011,430
--------------------------------------------------------------------------------------------------------------------------
Investments at value (Note 1A)                    $101,190,919        $ 62,326,898        $ 93,702,173        $123,399,257
--------------------------------------------------------------------------------------------------------------------------
Cash                                              $        634        $        223        $    136,373        $        590
Receivable for investments sold                      3,014,581                  --                  --           1,002,203
Interest receivable                                  1,599,550             942,041           1,291,935           2,096,970
Receivable for daily variation margin
   on open financial futures
   contracts (Note 1E)                                  27,625              28,688              38,250              35,594
Deferred organization expenses (Note 1D)                   615               2,165               1,118                 511
--------------------------------------------------------------------------------------------------------------------------
Total assets                                      $105,833,924        $ 63,300,015        $ 95,169,849        $126,535,125
--------------------------------------------------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                 $         --        $         --        $         --        $  1,012,509
Payable for when-issued securities
   (Note 1G)                                         2,436,346                  --                  --           1,225,595
Demand note payable (Note 5)                         1,030,000             602,000                  --           1,171,000
Payable to affiliate for Trustees'
   fees (Note 2)                                         3,673               8,500               2,842               3,673
Accrued expenses                                         7,908               3,697               4,940              12,144
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 $  3,477,927        $    614,197        $      7,782        $  3,424,921
--------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors'
   interest in Portfolio                          $102,355,997        $ 62,685,818        $ 95,162,067        $123,110,204
--------------------------------------------------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital
   contributions and withdrawals                  $ 95,697,044        $ 59,305,346        $ 89,096,279        $115,134,745
Net unrealized appreciation of
   investments and financial futures
   contracts (computed on the basis
   of identified cost)                               6,658,953           3,380,472           6,065,788           7,975,459
--------------------------------------------------------------------------------------------------------------------------
Total                                             $102,355,997        $ 62,685,818        $ 95,162,067        $123,110,204
--------------------------------------------------------------------------------------------------------------------------

                       See Notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of August 31, 1997

                                            Louisiana Portfolio   Maryland Portfolio   Missouri Portfolio   North Carolina Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
     Identified cost                            $ 32,155,616         $101,424,067         $ 73,588,023            $153,838,803
     Unrealized appreciation                       1,706,107            5,084,031            5,991,218              12,514,904
------------------------------------------------------------------------------------------------------------------------------------
Investments at value (Note 1A)                  $ 33,861,723         $106,508,098         $ 79,579,241            $166,353,707
------------------------------------------------------------------------------------------------------------------------------------
Cash                                            $        534         $  1,269,716         $    222,850            $        542
Receivable for investments sold                      198,217                   --               15,000               1,450,314
Interest receivable                                  611,804            1,502,681            1,017,826               2,616,153
Receivable for daily variation margin on
     open financial futures contracts
     (Note 1E)                                        20,188               44,625               31,875                 111,563
Deferred organization expenses (Note 1D)               2,048                  824                  549                   1,583
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                    $ 34,694,514         $109,325,944         $ 80,867,341            $170,533,862
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased               $         --         $  1,921,107         $         --            $         --
Payable for when-issued securities
     (Note 1G)                                            --                   --              980,840               1,917,768
Demand note payable (Note 5)                         260,000                   --                   --               1,030,000
Payable to affiliate for Trustees' fees
     (Note 2)                                            277                1,225                1,137                   4,782
Accrued expenses                                       2,108                2,525                3,648                  10,348
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                               $    262,385         $  1,924,857         $    985,625            $  2,962,898
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors'
     interest in Portfolio                      $ 34,432,129         $107,401,087         $ 79,881,716            $167,570,964
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions
     and withdrawals                            $ 32,746,423         $102,296,529         $ 73,922,711            $155,168,804
Net unrealized appreciation of investments
     and financial futures contracts
     (computed on the basis of identified
     cost)                                         1,685,706            5,104,558            5,959,005              12,402,160
------------------------------------------------------------------------------------------------------------------------------------
Total                                           $ 34,432,129         $107,401,087         $ 79,881,716            $167,570,964
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of August 31, 1997

                                                                      Oregon         South Carolina      Tennessee       Virginia
                                                                     Portfolio          Portfolio        Portfolio       Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Assets
------------------------------------------------------------------------------------------------------------------------------------
Investments --
  Identified cost                                                   $108,099,159       $ 50,167,834     $ 49,525,469    $150,623,953
  Unrealized appreciation                                              6,388,800          4,058,055        3,300,374      11,628,542
------------------------------------------------------------------------------------------------------------------------------------
Investments at value (Note 1A)                                      $114,487,959       $ 54,225,889     $ 52,825,843    $162,252,495
------------------------------------------------------------------------------------------------------------------------------------
Cash                                                                $    982,121       $      1,714     $    525,900    $        591
Receivable for investments sold                                               --                 --               --          55,000
Interest receivable                                                    1,569,621            778,518          790,748       2,530,816
Receivable for daily variation margin on open financial
  futures contracts (Note 1E)                                             53,125                 --           22,313          70,125
Deferred organization expenses (Note 1D)                                     848              2,091            1,084           1,258
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                        $117,093,674       $ 55,008,212     $ 54,165,888    $164,910,285
------------------------------------------------------------------------------------------------------------------------------------


Liabilities
------------------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                   $  3,391,641       $         --     $         --    $         --
Payable for when-issued securities (Note 1G)                                  --                 --               --       1,002,275
Demand note payable (Note 5)                                                  --          1,024,000               --       2,243,000
Payable to affiliate for Trustees' fees (Note 2)                           1,469              8,500            1,137              --
Accrued expenses                                                           7,798              5,787            3,071           7,478
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                   $  3,400,908       $  1,038,287     $      4,208    $  3,252,753
------------------------------------------------------------------------------------------------------------------------------------
Net Assets applicable to investors' interest in Portfolio           $113,692,766       $ 53,969,925     $ 54,161,680    $161,657,532
------------------------------------------------------------------------------------------------------------------------------------


Sources of Net Assets
------------------------------------------------------------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals             $107,253,029       $ 49,911,870     $ 50,883,855    $149,996,733
Net unrealized appreciation of investments and financial
  futures contracts (computed on the basis of identified cost)         6,439,737          4,058,055        3,277,825      11,660,799
------------------------------------------------------------------------------------------------------------------------------------
Total                                                               $113,692,766       $ 53,969,925     $ 54,161,680    $161,657,532
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended August 31, 1997



                                                     Alabama Portfolio   Arkansas Portfolio   Georgia Portfolio  Kentucky Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
-----------------------------------------------------------------------------------------------------------------------------------
Interest income                                         $  6,316,866        $  4,035,314         $  6,140,376       $  7,729,597
-----------------------------------------------------------------------------------------------------------------------------------
Total investment income                                 $  6,316,866        $  4,035,314         $  6,140,376       $  7,729,597
-----------------------------------------------------------------------------------------------------------------------------------
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                         $    412,072        $    231,998         $    393,961       $    519,193
Compensation of Trustees not members of the
     Investment Adviser's organization (Note 2)               10,909              14,093                9,408             11,049
Custodian fee (Note 1I)                                       61,653              38,788               50,907             73,486
Legal and accounting services                                 21,733              19,705               21,650             21,736
Interest expense                                                  --              16,640                   --                 --
Bond pricing                                                   7,039               6,552                8,245              7,824
Registration fees                                                 --                  --                  300                 --
Amortization of organization expenses (Note 1D)                1,570               1,504                2,194              1,321
Miscellaneous                                                 17,100               6,174               12,534             18,152
-----------------------------------------------------------------------------------------------------------------------------------
Total expenses                                          $    532,076        $    335,454         $    499,199       $    652,761
-----------------------------------------------------------------------------------------------------------------------------------
Deduct --
     Reduction of custodian fee (Note 1I)               $     16,577        $      7,660         $     18,234       $     37,997
-----------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                $     16,577        $      7,660         $     18,234       $     37,997
-----------------------------------------------------------------------------------------------------------------------------------

Net expenses                                            $    515,499        $    327,794         $    480,965       $    614,764
-----------------------------------------------------------------------------------------------------------------------------------

Net investment income                                   $  5,801,367        $  3,707,520         $  5,659,411       $  7,114,833
-----------------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)    $  1,183,334        $    625,853         $  1,286,804       $  1,701,774
     Financial futures contracts                          (1,146,882)           (822,716)            (667,216)          (910,896)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions     $     36,452        $   (196,863)        $    619,588       $    790,878
-----------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments (identified cost basis)                $  3,988,781        $  2,399,033         $  3,062,722       $  4,678,860
     Financial futures contracts                            (129,617)            (54,602)            (192,887)            (2,894)
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
of investments                                          $  3,859,164        $  2,344,431         $  2,869,835       $  4,675,966
-----------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments         $  3,895,616        $  2,147,568         $  3,489,423       $  5,466,844
-----------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations              $  9,696,983        $  5,855,088         $  9,148,834       $ 12,581,677
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended August 31, 1997


                                                          Louisiana           Maryland            Missouri          North Carolina
                                                          Portfolio           Portfolio           Portfolio           Portfolio
------------------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
------------------------------------------------------------------------------------------------------------------------------------
Interest income                                          $  2,176,759        $  6,364,764         $  4,905,400       $ 10,789,698
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                  $  2,176,759        $  6,364,764         $  4,905,400       $ 10,789,698
------------------------------------------------------------------------------------------------------------------------------------


Expenses
------------------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                          $     80,898        $    423,543         $    297,922       $    764,004
Compensation of Trustees not members of the
     Investment Adviser's organization (Note 2)                 1,652               8,463                7,141             14,264
Custodian fee (Note 1I)                                        21,538              54,410               47,507             96,082
Legal and accounting services                                  19,723              21,734               19,730             24,858
Bond pricing                                                    7,686               7,489                8,486              9,830
Amortization of organization expenses (Note 1D)                 1,292               1,518                1,405              3,365
Registration fees                                               1,250                  --                   --                 --
Miscellaneous                                                   4,084               9,165                3,947             20,056
------------------------------------------------------------------------------------------------------------------------------------
Total expenses                                           $    138,123        $    526,322         $    386,138       $    932,459
------------------------------------------------------------------------------------------------------------------------------------
Deduct --
     Reduction of custodian fee (Note 1I)                $      6,051        $     29,767         $     11,610       $     33,398
------------------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                 $      6,051        $     29,767         $     11,610       $     33,398
------------------------------------------------------------------------------------------------------------------------------------

Net expenses                                             $    132,072        $    496,555         $    374,528       $    899,061
------------------------------------------------------------------------------------------------------------------------------------

Net investment income                                    $  2,044,687        $  5,868,209         $  4,530,872       $  9,890,637
------------------------------------------------------------------------------------------------------------------------------------


Realized and Unrealized Gain (Loss) on Investments
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost
       basis)                                            $    256,231        $  1,829,006         $    608,146       $  3,315,145
     Financial futures contracts                             (239,126)         (1,245,365)            (560,548)        (1,114,908)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain on investments                         $     17,105        $    583,641         $     47,598       $  2,200,237
------------------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments (identified cost basis)                 $  1,202,330        $  3,846,608         $  3,870,313       $  4,613,100
     Financial futures contracts                              (52,439)            (81,171)            (160,739)          (234,793)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)
     of investments                                      $  1,149,891        $  3,765,437         $  3,709,574       $  4,378,307
------------------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments          $  1,166,996        $  4,349,078         $  3,757,172       $  6,578,544
------------------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations               $  3,211,683        $ 10,217,287         $  8,288,044       $ 16,469,181
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended August 31, 1997

                                                              Oregon       South Carolina     Tennessee         Virginia
                                                             Portfolio        Portfolio       Portfolio         Portfolio
---------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1B)
---------------------------------------------------------------------------------------------------------------------------
Interest income                                            $  7,307,579     $  3,455,342     $  3,259,146     $ 10,304,982
---------------------------------------------------------------------------------------------------------------------------
Total investment income                                    $  7,307,579     $  3,455,342     $  3,259,146     $ 10,304,982
---------------------------------------------------------------------------------------------------------------------------

Expenses
---------------------------------------------------------------------------------------------------------------------------
Investment adviser fee (Note 2)                            $    488,080     $    177,252     $    167,958     $    726,536
Compensation of Trustees not members of the
     Investment Adviser's organization (Note 2)                   8,718           14,092            6,737           14,217
Custodian fee (Note 1I)                                          66,046           33,776           30,926           89,429
Legal and accounting services                                    21,736           19,726           19,726           24,912
Amortization of organization expenses (Note 1D)                   2,092            1,441            2,358            2,763
Registration fees                                                    --               61               --               --
Interest expense                                                 77,209           31,399               --               --
Miscellaneous                                                    17,001           10,555           12,422           33,136
---------------------------------------------------------------------------------------------------------------------------
Total expenses                                             $    680,882     $    288,302     $    240,127     $    890,993
---------------------------------------------------------------------------------------------------------------------------
Deduct --
     Reduction of custodian fee (Note 1I)                  $     17,203     $      4,989     $     10,100     $     47,135
---------------------------------------------------------------------------------------------------------------------------
Total expense reductions                                   $     17,203     $      4,989     $     10,100     $     47,135
---------------------------------------------------------------------------------------------------------------------------

Net expenses                                               $    663,679     $    283,313     $    230,027     $    843,858
---------------------------------------------------------------------------------------------------------------------------

Net investment income                                      $  6,643,900     $  3,172,029     $  3,029,119     $  9,461,124
---------------------------------------------------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) --
     Investment transactions (identified cost basis)       $  1,315,302     $    483,668     $    190,273     $  3,654,332
     Financial futures contracts                             (1,695,039)        (670,946)        (337,567)      (1,810,200)
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions        $   (379,737)    $   (187,278)    $   (147,294)    $  1,844,132
---------------------------------------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
     Investments (identified cost basis)                   $  3,252,208     $  2,182,137     $  2,522,070     $  4,040,488
     Financial futures contracts                                 84,934               --          (99,664)          77,279
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
     investments                                           $  3,337,142     $  2,182,137     $  2,422,406     $  4,117,767
---------------------------------------------------------------------------------------------------------------------------

Net realized and unrealized gain on investments            $  2,957,405     $  1,994,859     $  2,275,112     $  5,961,899
---------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from operations                 $  9,601,305     $  5,166,888     $  5,304,231     $ 15,423,023
---------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1997


Increase (Decrease) in Net Assets                 Alabama Portfolio    Arkansas Portfolio    Georgia Portfolio   Kentucky Portfolio
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
     Net investment income                          $   5,801,367       $   3,707,520         $   5,659,411        $   7,114,833
     Net realized gain (loss) on investments               36,452            (196,863)              619,588              790,878
     Net change in unrealized appreciation
          (depreciation) of investments                 3,859,164           2,344,431             2,869,835            4,675,966
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations          $   9,696,983       $   5,855,088         $   9,148,834        $  12,581,677
-----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
     Contributions                                  $   4,814,194       $   1,860,201         $   5,129,603        $   4,738,142
     Withdrawals                                      (20,698,730)        (19,132,688)          (28,090,665)         (27,227,068)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets
     from capital transactions                      $ (15,884,536)      $ (17,272,487)        $ (22,961,062)       $ (22,488,926)
-----------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                          $  (6,187,553)      $ (11,417,399)        $ (13,812,228)       $  (9,907,249)
-----------------------------------------------------------------------------------------------------------------------------------


Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                $ 108,543,550       $  74,103,217         $ 108,974,295        $ 133,017,453
-----------------------------------------------------------------------------------------------------------------------------------
At end of year                                      $ 102,355,997       $  62,685,818         $  95,162,067        $ 123,110,204
-----------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1997


Increase (Decrease) in Net Assets            Louisiana Portfolio   Maryland Portfolio   Missouri Portfolio  North Carolina Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
     Net investment income                     $   2,044,687         $   5,868,209        $   4,530,872         $   9,890,637
     Net realized gain on investments                 17,105               583,641               47,598             2,200,237
     Net change in unrealized appreciation
          (depreciation) of investments            1,149,891             3,765,437            3,709,574             4,378,307
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations     $   3,211,683         $  10,217,287        $   8,288,044         $  16,469,181
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
     Contributions                             $   2,993,205         $   6,463,344        $   2,387,301         $   5,496,793
     Withdrawals                                  (6,821,430)          (19,867,889)         (15,955,992)          (41,439,395)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from
     capital transactions                      $  (3,828,225)        $ (13,404,545)       $ (13,568,691)        $ (35,942,602)
------------------------------------------------------------------------------------------------------------------------------------


Net decrease in net assets                     $    (616,542)        $  (3,187,258)       $  (5,280,647)        $ (19,473,421)
------------------------------------------------------------------------------------------------------------------------------------


Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                           $  35,048,671         $ 110,588,345        $  85,162,363         $ 187,044,385
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                 $  34,432,129         $ 107,401,087        $  79,881,716         $ 167,570,964
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1997


                                                        Oregon            South Carolina          Tennessee             Virginia
Increase (Decrease) in Net Assets                      Portfolio             Portfolio            Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
     Net investment income                          $   6,643,900         $   3,172,029         $   3,029,119        $   9,461,124
     Net realized gain (loss) on investments             (379,737)             (187,278)             (147,294)           1,844,132
     Net change in unrealized appreciation
          (depreciation) of investments                 3,337,142             2,182,137             2,422,406            4,117,767
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations          $   9,601,305         $   5,166,888         $   5,304,231        $  15,423,023
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
     Contributions                                  $   5,759,540         $   2,536,482         $   3,539,000        $   7,439,212
     Withdrawals                                      (31,426,734)          (12,051,592)          (10,746,904)         (38,849,024)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from
     capital transactions                           $ (25,667,194)        $  (9,515,110)        $  (7,207,904)       $ (31,409,812)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                          $ (16,065,889)        $  (4,348,222)        $  (1,903,673)       $ (15,986,789)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                $ 129,758,655         $  58,318,147         $  56,065,353        $ 177,644,321
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                      $ 113,692,766         $  53,969,925         $  54,161,680        $ 161,657,532
------------------------------------------------------------------------------------------------------------------------------------

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996


Increase (Decrease) in Net Assets               Alabama Portfolio    Arkansas Portfolio    Georgia Portfolio     Kentucky Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
     Net investment income                       $   6,332,868         $   4,255,703         $   6,613,729         $   7,720,705
     Net realized gain (loss) on investments         1,487,745               286,243               760,070            (1,218,558)
     Net change in unrealized appreciation
         (depreciation) of investments              (1,006,618)             (463,593)             (233,422)            1,370,567
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations       $   6,813,995         $   4,078,353         $   7,140,377         $   7,872,714
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
     Contributions                               $   5,435,768         $   3,573,437         $   4,580,164         $   6,532,846
     Withdrawals                                   (22,192,266)          (15,083,575)          (25,694,913)          (26,656,733)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from
     capital transactions                        $ (16,756,498)        $ (11,510,138)        $ (21,114,749)        $ (20,123,887)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                       $  (9,942,503)        $  (7,431,785)        $ (13,974,372)        $ (12,251,173)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                             $ 118,486,053         $  81,535,002         $ 122,948,667         $ 145,268,626
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                   $ 108,543,550         $  74,103,217         $ 108,974,295         $ 133,017,453
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996


                                                      Louisiana             Maryland              Missouri           North Carolina
Increase (Decrease) in Net Assets                     Portfolio             Portfolio             Portfolio            Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
     Net investment income                          $   2,080,783         $   6,315,616         $   5,007,538        $  10,663,105
     Net realized gain (loss) on investments             (353,485)            1,533,760             1,101,913             (138,749)
     Net change in unrealized appreciation
         (depreciation) of investments                    290,155              (570,744)           (1,026,029)             742,696
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations          $   2,017,453         $   7,278,632         $   5,083,422        $  11,267,052
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
     Contributions                                  $   4,634,958         $   9,198,950         $   4,159,884        $  19,433,725
     Withdrawals                                       (5,912,419)          (20,893,413)          (17,243,046)         (38,835,116)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from
     capital transactions                           $  (1,277,461)        $ (11,694,463)        $ (13,083,162)       $ (19,401,391)
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets               $     739,992         $  (4,415,831)        $  (7,999,740)       $  (8,134,339)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                $  34,308,679         $ 115,004,176         $  93,162,103        $ 195,178,724
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                      $  35,048,671         $ 110,588,345         $  85,162,363        $ 187,044,385
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended August 31, 1996


                                                       Oregon            South Carolina           Tennessee             Virginia
Increase (Decrease) in Net Assets                     Portfolio             Portfolio             Portfolio             Portfolio
------------------------------------------------------------------------------------------------------------------------------------
From operations --
     Net investment income                          $   7,559,303         $   3,474,069         $   3,197,243         $  10,483,462
     Net realized gain (loss) on investments             (969,132)              659,386                41,366               178,747
     Net change in unrealized appreciation
         (depreciation) of investments                    492,083              (468,193)              360,970               148,870
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations          $   7,082,254         $   3,665,262         $   3,599,579         $  10,811,079
------------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
     Contributions                                  $   5,697,262         $   5,386,887         $   4,078,787         $   9,068,306
     Withdrawals                                      (29,411,782)          (12,145,670)          (10,286,316)          (33,982,986)
------------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from
     capital transactions                           $ (23,714,520)        $  (6,758,783)        $  (6,207,529)        $ (24,914,680)
------------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets                          $ (16,632,266)        $  (3,093,521)        $  (2,607,950)        $ (14,103,601)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------------------------------------------------------------
At beginning of year                                $ 146,390,921         $  61,411,668         $  58,673,303         $ 191,747,922
------------------------------------------------------------------------------------------------------------------------------------
At end of year                                      $ 129,758,655         $  58,318,147         $  56,065,353         $ 177,644,321
------------------------------------------------------------------------------------------------------------------------------------


                       See notes to financial statements

EV Municipals Portfolios  as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                          Alabama Portfolio                             Arkansas Portfolio
                                          ------------------------------------------------    --------------------------------------
                                                             Year Ended                                     Year Ended
                                          ------------------------------------------------    --------------------------------------
                                                      August 31,                 Sept. 30,                  August 31,
                                          -------------------------------------- ---------    --------------------------------------
                                           1997      1996       1995      1994 *   1993 **     1997     1996      1995     1994 ***
------------------------------------------------------------------------------------------------------------------------------------

Ratios (as a percentage of
average daily net assets)++:
------------------------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                             0.50%     0.49%      0.47%     0.44%+   0.25%+      0.49%    0.48%     0.46%    0.24%+
Net expenses, after
      custodian fee reduction              0.49%     0.45%       --        --       --         0.48%    0.46%     --       --
Net investment income                      5.47%     5.50%      5.77%     5.37%+   5.52%+      5.40%    5.40%     5.69%    5.60%+
Portfolio Turnover                           23%       52%        51%       26%      10%         17%      11%       23%      16%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)  $102,356  $108,544   $118,486  $117,163  $83,628     $62,686  $74,103   $81,535  $82,917
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Expenses                                                                            0.35%+                                  0.43%+
Net investment income                                                               5.42%+                                  5.41%+
------------------------------------------------------------------------------------------------------------------------------------


+      Annualized.
*      For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993 to September 30, 1993.
*** For the period from the start of business, February 1, 1994 to August 31, 1994.
/(1)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios  as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                   Georgia Portfolio
                              -------------------------------------------------------
                                                      Year Ended
                              -------------------------------------------------------
                                                 August 31,                Sept. 30,
                              ------------------------------------------- -----------
                                1997      1996       1995        1994 *    1993 **
-------------------------------------------------------------------------------------

Ratios (as a percentage of
average daily net assets):
-------------------------------------------------------------------------------------
Expenses /(1)/                   0.49%      0.50%       0.46%      0.44%+     0.40%+
Net expenses, after
      custodian fee reduction    0.47%      0.45%        --         --         --
Net investment income            5.55%      5.59%       5.73%      5.37%+     5.37%+
Portfolio Turnover                 13%        21%         48%        45%        35%
-------------------------------------------------------------------------------------
Net assets, end of year
     (000s omitted)           $95,162   $108,974    $122,949   $137,724   $119,311
-------------------------------------------------------------------------------------


                                                  Kentucky Portfolio
                              -------------------------------------------------------
                                                      Year Ended
                              -------------------------------------------------------
                                                 August 31,                Sept. 30,
                              ------------------------------------------- -----------
                                1997      1996       1995        1994 *    1993 **
-------------------------------------------------------------------------------------

Ratios (as a percentage of
average daily net assets):
-------------------------------------------------------------------------------------
Expenses /(1)/                    0.51%     0.53%       0.49%      0.46%+     0.40%+
Net expenses, after
      custodian fee reduction     0.48%     0.50%        --         --         --
Net investment income             5.56%     5.49%       5.75%      5.39%+     5.40%+
Portfolio Turnover                  28%       28%         30%        21%        11%
-------------------------------------------------------------------------------------
Net assets, end of year
     (000s omitted)           $123,110  $133,017    $145,269   $145,210   $117,936
-------------------------------------------------------------------------------------


+      Annualized.
*      For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993 to September 30, 1993.
/(1)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data


                                                                                Louisiana Portfolio
                                                          ---------------------------------------------------------------
                                                                                    Year Ended
                                                          ---------------------------------------------------------------
                                                                                    August 31,
                                                          ---------------------------------------------------------------
                                                                  1997         1996         1995          1994 ***
-------------------------------------------------------------------------------------------------------------------------
Ratios (as a percentage of average daily net assets)++:
-------------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                                      0.40%         0.30%        0.22%        0.14%+
Net expenses, after
      custodian fee reduction                                      0.38%         0.23%          --           --
Net investment income                                              5.85%         5.90%        6.06%        5.86%+
Portfolio Turnover                                                   27%           99%          46%          21%
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                         $ 34,432     $  35,049    $  34,309    $  31,423
-------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Expenses/(1)/                                                         --         0.41%        0.33%        0.33%+
Expenses after custodian fee reduction                                --         0.35%          --           --
Net investment income                                                 --         5.79%        5.95%        5.67%+
-------------------------------------------------------------------------------------------------------------------------

                                                                                       Maryland Portfolio
                                                          --------------------------------------------------------------------------
                                                                                           Year Ended
                                                          --------------------------------------------------------------------------
                                                                                 August 31,                            Sept. 30,
                                                          --------------------------------------------------------------------------
                                                               1997          1996           1995          1994 *        1993 **
------------------------------------------------------------------------------------------------------------------------------------
Ratios (as a percentage of average daily net assets)++:
Expenses/(1)/                                                    0.48%          0.51%         0.47%          0.44%+       0.36%+
Net expenses, after
      custodian fee reduction                                    0.45%          0.48%         --             --           --
Net investment income                                            5.38%          5.50%         5.79%          5.44%+       5.41%+
Portfolio Turnover                                                 30%            33%           30%            41%          34%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)                      $ 107,401     $ 110,588      $ 115,004     $ 117,856      $ 94,213
------------------------------------------------------------------------------------------------------------------------------------

++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Expenses/(1)/                                                       --            --             --            --          0.38%+
Expenses after custodian fee reduction                              --            --             --            --            --
Net investment income                                               --            --             --            --          5.39%+
------------------------------------------------------------------------------------------------------------------------------------

+    Annualized.
*    For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993 to September 30, 1993.
***  For the period from the start of business, February 1, 1994 to August
     31, 1994.
/(1)/The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                        Missouri Portfolio
                                                 -----------------------------------------------------------------
                                                                           Year Ended
                                                 -----------------------------------------------------------------
                                                                    August 31,                       Sept. 30,
                                                 ------------------------------------------------  ---------------
                                                   1997          1996         1995         1994*        1993**
------------------------------------------------------------------------------------------------------------------

Ratios (as a percentage of
average daily net assets):
Expenses/(1)/                                      0.47%         0.49%        0.48%        0.45%+       0.40%+
Net expenses, after custodian fee reduction        0.46%         0.47%          --           --           --
Net investment income                              5.52%         5.52%        5.76%        5.36%+       5.36%+
Portfolio Turnover                                    5%           36%          24%          28%           6%
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)           $79,882       $85,162      $93,162      $95,167      $75,273
------------------------------------------------------------------------------------------------------------------


                                                                       North Carolina Portfolio
                                                 -----------------------------------------------------------------
                                                                              Year Ended
                                                 -----------------------------------------------------------------
                                                                    August 31,                        Sept. 30,
                                                 ------------------------------------------------  ---------------
                                                   1997          1996         1995         1994*        1993**
------------------------------------------------------------------------------------------------------------------

Ratios (as a percentage of
average daily net assets):
Expenses/(1)/                                        0.52%        0.52%        0.48%       0.46%+       0.43%+
Net expenses, after custodian fee reduction          0.50%        0.48%          --          --           --
Net investment income                                5.53%        5.51%        5.78%       5.40%+       5.43%+
Portfolio Turnover                                     42%          54%          33%         37%          21%
------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)            $167,571     $187,044     $195,179    $199,772     $172,534
------------------------------------------------------------------------------------------------------------------

+     Annualized.
*     For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993 to September 30, 1993.
/(1)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                                           Oregon Portfolio
                                                               ---------------------------------------------------------------------
                                                                                               Year Ended
                                                               ---------------------------------------------------------------------
                                                                                     August 31,                           Sept. 30,
                                                               ---------------------------------------------------------------------
                                                                 1997           1996           1995          1994 *        1993 **
------------------------------------------------------------------------------------------------------------------------------------
Ratios (as a percentage of
average daily net assets):
Expenses/(1)/                                                      0.56%          0.50%          0.50%         0.46%+         0.43%+
Net expenses, after custodian fee reduction                        0.55%          0.47%            --             --            --
Net investment income                                              5.46%          5.37%          5.60%         5.26%+         5.30%+
Portfolio Turnover                                                   22%            28%            22%           15%            32%
------------------------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000s omitted)                         $113,693       $129,759       $146,391      $153,119       $127,497
------------------------------------------------------------------------------------------------------------------------------------

                                                                               South Carolina Portfolio
                                                                 -----------------------------------------------------
                                                                                      Year Ended
                                                                 -----------------------------------------------------
                                                                                      August 31,
                                                                 -----------------------------------------------------
                                                                  1997         1996         1995         1994 ***
----------------------------------------------------------------------------------------------------------------------
Ratios (as a percentage of
average daily net assets):
----------------------------------------------------------------------------------------------------------------------
Expenses/(1)/                                                       0.51%        0.53%         0.44%        0.37%+
Net expenses, after custodian fee reduction                         0.50%        0.51%           --           --
Net investment income                                               5.59%        5.65%         5.81%        5.47%+
Portfolio Turnover                                                     8%          36%           75%          23%
----------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000s omitted)                           $53,970      $58,318       $61,412      $62,265
----------------------------------------------------------------------------------------------------------------------

+    Annualized.
*    For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993 to September 30, 1993.
*** For the period from the start of business, February 1, 1994 to August 31, 1994.
/(1)/The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.



                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

FINANCIAL STATEMENTS CONT'D

Supplementary Data

                                                                           Tennessee Portfolio
                                                   ------------------------------------------------------------------
                                                                                Year Ended
                                                   ------------------------------------------------------------------
                                                                       August 31,                         Sept. 30,
                                                   -------------------------------------------------    -------------
                                                      1997          1996         1995         1994 *       1993 **
---------------------------------------------------------------------------------------------------------------------

Ratios (as a percentage of
average daily net assets)+++:
---------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                                        0.43%        0.45%        0.41%         0.36%+       0.08%+
Net expenses, after custodian fee reduction           0.42%        0.43%          --            --           --
Net investment income                                 5.48%        5.52%        5.81%         5.49%+       5.60%+
Portfolio Turnover                                       3%          39%          20%           10%          69%
---------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000s omitted)             $54,162      $56,065      $58,673       $56,496      $39,266
---------------------------------------------------------------------------------------------------------------------


                                                                            Virginia Portfolio
                                                   ------------------------------------------------------------------
                                                                                Year Ended
                                                   ------------------------------------------------------------------
                                                                        August 31,                        Sept. 30,
                                                   -------------------------------------------------    -------------
                                                      1997          1996         1995         1994 *       1993 **
---------------------------------------------------------------------------------------------------------------------

Ratios (as a percentage of
average daily net assets)+++:
---------------------------------------------------------------------------------------------------------------------
Expenses /(1)/                                         0.52%        0.51%        0.48%         0.46%+       0.43%+
Net expenses, after custodian fee reduction            0.49%        0.48%          --            --           --
Net investment income                                  5.53%        5.55%        5.81%         5.49%+       5.49%+
Portfolio Turnover                                       25%          30%          38%           48%          29%
---------------------------------------------------------------------------------------------------------------------

Net assets, end of year (000s omitted)             $161,658     $177,644     $191,748      $194,519     $174,260
---------------------------------------------------------------------------------------------------------------------

+++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Expenses                                                                  0.31%+
Net investment income                                                     5.37%+
--------------------------------------------------------------------------------

+      Annualized.
*      For the eleven months ended August 31, 1994.
** For the period from the start of business, February 1, 1993 to September 30, 1993.
/(1)/ The expense ratios for the reporting periods ended August 31, 1996 and thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.



                       See notes to financial statements

EV Municipals Portfolios as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS


1 Significant Accounting Policies
  ------------------------------------------------------------------------------
  Alabama Municipals Portfolio (Alabama Portfolio), Arkansas Municipals Portfolio (Arkansas Portfolio), Georgia Municipals Portfolio (Georgia Portfolio), Kentucky Municipals Portfolio (Kentucky Portfolio), Louisiana Municipals Portfolio (Louisiana Portfolio), Maryland Municipals Portfolio (Maryland Portfolio), Missouri Municipals Portfolio (Missouri Portfolio), North Carolina Municipals Portfolio (North Carolina Portfolio), Oregon Municipals Portfolio (Oregon Portfolio), South Carolina Municipals Portfolio (South Carolina Portfolio), Tennessee Municipals Portfolio (Tennessee Portfolio) and Virginia Municipals Portfolio (Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940, as amended, as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Over-the-counter options on financial futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for Federal income tax purposes.

  C Federal Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

  D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

  E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  F Options on Financial Futures Contracts -- Upon purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales

EV Municipals Portfolios as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D



  proceeds from the closing sale transaction are greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

  G When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

  H Other -- Investment transactions are accounted for on a trade date basis.

  I Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce each Portfolio's custodian fees are reported as a reduction of expenses in the Statements of Operations.

  J Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions
  with Affiliates
  ------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended August 31, 1997, the Portfolios paid advisory fees as follows:


  Portfolio                             Amount         Effective Rate*
  ---------------------------------------------------------------------
  Alabama                            $  412,072             0.39%
  Arkansas                              231,998             0.34%
  Georgia                               393,961             0.39%
  Kentucky                              519,193             0.41%
  Louisiana                              80,898             0.23%
  Maryland                              423,543             0.39%
  Missouri                              297,922             0.36%
  North Carolina                        764,004             0.43%
  Oregon                                488,080             0.40%
  South Carolina                        177,252             0.31%
  Tennessee                             167,958             0.30%
  Virginia                              726,536             0.42%

  * Advisory fees paid as a percentage of average daily net assets.

  Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

  Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended August 31, 1997, no significant amounts have been deferred.

  Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

EV Municipals Portfolios as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

3 Investments

  Purchases and sales of investments, other than U.S. Government securities, purchased options and short-term obligations, for the year ended August 31, 1997 were as follows:

  Alabama Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                         $24,416,024
  Sales                                                              34,728,558

  Arkansas Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                         $11,407,515
  Sales                                                              25,986,335

  Georgia Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                         $12,989,633
  Sales                                                              31,884,027

  Kentucky Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                         $35,696,541
  Sales                                                              48,314,565

  Louisiana Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                         $ 9,230,358
  Sales                                                              11,708,892

  Maryland Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                         $32,294,082
  Sales                                                              40,042,925

  Missouri Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                         $ 4,207,485
  Sales                                                              15,049,440

  North Carolina Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                         $72,817,726
  Sales                                                              96,686,112

  Oregon Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                         $26,856,486
  Sales                                                              42,714,718

  South Carolina Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                         $ 4,291,750
  Sales                                                               9,719,680

  Tennessee Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                         $ 1,519,740
  Sales                                                               7,670,367

  Virginia Portfolio
  ------------------------------------------------------------------------------
  Purchases                                                         $41,264,863
  Sales                                                              61,093,447


4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at August 31, 1997, as computed on a federal income tax basis, are as follows:

  Alabama Portfolio
  ------------------------------------------------------------------------------

  Aggregate Cost                                                  $  94,504,048
  ------------------------------------------------------------------------------
  Gross unrealized appreciation                                   $   6,711,930

  Gross unrealized depreciation                                         (25,059)
  ------------------------------------------------------------------------------

  Net unrealized appreciation                                     $   6,686,871
  ------------------------------------------------------------------------------

  Arkansas Portfolio
  ------------------------------------------------------------------------------

  Aggregate Cost                                                  $  58,959,622
  ------------------------------------------------------------------------------

  Gross unrealized appreciation                                   $   3,436,545

  Gross unrealized depreciation                                         (69,269)
  ------------------------------------------------------------------------------

  Net unrealized appreciation                                     $   3,367,276
  ------------------------------------------------------------------------------

  Georgia Portfolio
  ------------------------------------------------------------------------------

  Aggregate Cost                                                  $  87,597,730
  ------------------------------------------------------------------------------

  Gross unrealized appreciation                                   $   6,180,106

  Gross unrealized depreciation                                         (75,663)
  ------------------------------------------------------------------------------

  Net unrealized appreciation                                     $   6,104,443
  ------------------------------------------------------------------------------

  Kentucky Portfolio
  ------------------------------------------------------------------------------

  Aggregate Cost                                                  $ 115,387,827
  ------------------------------------------------------------------------------

  Gross unrealized appreciation                                   $   8,013,161

  Gross unrealized depreciation                                          (1,731)
  ------------------------------------------------------------------------------

  Net unrealized appreciation                                     $   8,011,430
  ------------------------------------------------------------------------------

EV Municipals Portfolios as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D

   Louisiana Portfolio
   ---------------------------------------------------------------------------
   Aggregate Cost                                               $ 32,155,616
   ---------------------------------------------------------------------------
   Gross unrealized appreciation                                $  1,864,050
   Gross unrealized depreciation                                    (157,943)
   ---------------------------------------------------------------------------
   Net unrealized appreciation                                  $  1,706,107
   ---------------------------------------------------------------------------

   Maryland Portfolio
   ---------------------------------------------------------------------------
   Aggregate Cost                                               $101,424,067
   ---------------------------------------------------------------------------
   Gross unrealized appreciation                                $  5,135,233
   Gross unrealized depreciation                                     (51,202)
   ---------------------------------------------------------------------------
   Net unrealized appreciation                                  $  5,084,031
   ---------------------------------------------------------------------------

   Missouri Portfolio
   ---------------------------------------------------------------------------
   Aggregate Cost                                               $ 73,588,023
   ---------------------------------------------------------------------------
   Gross unrealized appreciation                                $  6,006,453
   Gross unrealized depreciation                                     (15,235)
   ---------------------------------------------------------------------------
   Net unrealized appreciation                                  $  5,991,218
   ---------------------------------------------------------------------------

   North Carolina Portfolio
   ---------------------------------------------------------------------------
   Aggregate Cost                                               $153,838,803
   ---------------------------------------------------------------------------
   Gross unrealized appreciation                                $ 12,587,277
   Gross unrealized depreciation                                     (72,373)
   ---------------------------------------------------------------------------
   Net unrealized appreciation                                  $ 12,514,904
   ---------------------------------------------------------------------------

   Oregon Portfolio
   ---------------------------------------------------------------------------
   Aggregate Cost                                               $108,099,159
   ---------------------------------------------------------------------------
   Gross unrealized appreciation                                $  6,388,800
   Gross unrealized depreciation                                          --
   ---------------------------------------------------------------------------
   Net unrealized appreciation                                  $  6,388,800
   ---------------------------------------------------------------------------

   South Carolina Portfolio
   ---------------------------------------------------------------------------
   Aggregate Cost                                               $ 50,167,834
   ---------------------------------------------------------------------------
   Gross unrealized appreciation                                $  4,058,055
   Gross unrealized depreciation                                          --
   ---------------------------------------------------------------------------
   Net unrealized appreciation                                  $  4,058,055
   ---------------------------------------------------------------------------

   Tennessee Portfolio
   ---------------------------------------------------------------------------
   Aggregate Cost                                               $ 49,525,469
   ---------------------------------------------------------------------------
   Gross unrealized appreciation                                $  3,303,714
   Gross unrealized depreciation                                      (3,340)
   ---------------------------------------------------------------------------
   Net unrealized appreciation                                  $  3,300,374
   ---------------------------------------------------------------------------

   Virginia Portfolio
   ---------------------------------------------------------------------------
   Aggregate Cost                                               $150,623,953
   ---------------------------------------------------------------------------
   Gross unrealized appreciation                                $ 11,658,610
   Gross unrealized depreciation                                     (30,068)
   ---------------------------------------------------------------------------
   Net unrealized appreciation                                  $ 11,628,542
   ---------------------------------------------------------------------------

5  Line of Credit
   ---------------------------------------------------------------------------
   The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $120 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the portfolios or funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at the bank's base rate or at an amount above either the bank's adjusted certificate of deposit rate, Eurodollar rate or federal funds effective rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the facility is allocated among the participating portfolios and funds at the end of each quarter. At August 31, 1997, the Alabama Portfolio, Arkansas Portfolio, Kentucky Portfolio, Louisiana Portfolio, North Carolina Portfolio, South Carolina Portfolio and Virginia Portfolio had balances

EV Municipals Portfolios as of August 31, 1997

NOTES TO FINANCIAL STATEMENTS CONT'D


  outstanding pursuant to this line of credit of $1,030,000, $602,000, $1,171,000, $260,000, $1,030,000, $1,024,000, and $2,243,000, respectively.
  The Portfolios did not have any significant borrowings or allocated fees during the year ended August 31, 1997.

6 Financial Instruments
  ------------------------------------------------------------------------------
  The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  A summary of obligations under these financial instruments at August 31, 1997, is as follows:

              Futures
              Contracts                                         Net Unrealized
              Expiration                                         Appreciation
  Portfolio   Date         Contracts                 Position   (Depreciation)
  ------------------------------------------------------------------------------
  Alabama       12/97       52 U.S. Treasury Bonds    Short      $   (27,918)
  ------------------------------------------------------------------------------
  Arkansas      12/97       54 U.S. Treasury Bonds    Short      $    13,196
  ------------------------------------------------------------------------------
  Georgia       12/97       72 U.S. Treasury Bonds    Short      $   (38,655)
  ------------------------------------------------------------------------------
  Kentucky      12/97       67 U.S. Treasury Bonds    Short      $   (35,971)
  ------------------------------------------------------------------------------
  Louisiana     12/97       38 U.S. Treasury Bonds    Short      $   (20,401)
  ------------------------------------------------------------------------------
  Maryland      12/97       84 U.S. Treasury Bonds    Short      $    20,527
  ------------------------------------------------------------------------------
  Missouri      12/97       60 U.S. Treasury Bonds    Short      $   (32,213)
  ------------------------------------------------------------------------------
  North
  Carolina      12/97      210 U.S. Treasury Bonds    Short      $  (112,744)
  ------------------------------------------------------------------------------
  Oregon        12/97      100 U.S. Treasury Bonds    Short      $    50,937
  ------------------------------------------------------------------------------
  Tennessee     12/97       42 U.S. Treasury Bonds    Short      $   (22,549)
  ------------------------------------------------------------------------------
  Virginia      12/97      132 U.S. Treasury Bonds    Short      $    32,257
  ------------------------------------------------------------------------------

EV Municipals Portfolio as of August 31, 1997

INDEPENDENT AUDITORS' REPORT


To the Trustees and Investors of:
Alabama Municipals Portfolio
Arkansas Municipals Portfolio
Georgia Municipals Portfolio
Kentucky Municipals Portfolio
Louisiana Municipals Portfolio
Maryland Municipals Portfolio
Missouri Municipals Portfolio
North Carolina Municipals Portfolio
Oregon Municipals Portfolio
South Carolina Municipals Portfolio
Tennessee Municipals Portfolio
Virginia Municipals Portfolio
---------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alabama Municipals Portfolio, Arkansas Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Louisiana Municipals Portfolio, Maryland Municipals Portfolio, Missouri Municipals Portfolio, North Carolina Municipals Portfolio, Oregon Municipals Portfolio, South Carolina Municipals Portfolio, Tennessee Municipals Portfolio and Virginia Municipals Portfolio as of August 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended August 31, 1997 and 1996 and supplementary data for each of the years in the four-year period ended August 31, 1997, and for the period from the start of business to September 30, 1993 for the Alabama Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Maryland Municipals Portfolio, Missouri Municipals Portfolio, North Carolina Municipals Portfolio, Oregon Municipals Portfolio, Tennessee Municipals Portfolio and Virginia Municipals Portfolio. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1997, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Alabama Municipals Portfolio, Arkansas Municipals Portfolio, Georgia Municipals Portfolio, Kentucky Municipals Portfolio, Louisiana Municipals Portfolio, Maryland Municipals Portfolio, Missouri Municipals Portfolio, North Carolina Municipals Portfolio, Oregon Municipals Portfolio, South Carolina Municipals Portfolio, Tennessee Municipals Portfolio and Virginia Municipals Portfolio at August 31, 1997, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.



                                         DELOITTE & TOUCHE LLP
                                         Boston, Massachusetts
                                         October 10, 1997


                       See notes to financial statements

EV Traditional Municipals Funds as of August 31, 1997

INVESTMENT MANAGEMENT


EV Traditional Municipals Funds

      Officers                                                            Independent Trustees
      Thomas J. Fetter                                                    Donald R. Dwight
      President                                                           President, Dwight Partners, Inc.
                                                                          Chairman, Newspapers of New England, Inc.
      James B. Hawkes
      Vice President and Trustee                                          Samuel L. Hayes, III
                                                                          Jacob H. Schiff Professor of Investment
      Robert B. MacIntosh                                                 Banking, Harvard University Graduate School
      Vice President                                                      of Business Administration

      James L. O'Connor                                                   Norton H. Reamer
      Treasurer                                                           President and Director, United Asset
                                                                          Management Corporation
      Alan R. Dynner
      Secretary                                                           John L. Thorndike
                                                                          Formerly Director, Fiduciary Company Incorporated
                                                                          Incorporated

                                                                          Jack L. Treynor
                                                                          Investment Adviser and Consultant

Municipals Portfolios

      Officers                                                            Independent Trustees
      Thomas J. Fetter                                                    Donald R. Dwight
      President and Portfolio Manager of                                  President, Dwight Partners, Inc.
      South Carolina Municipals Portfolio                                 Chairman, Newspapers of
                                                                          New England, Inc.
      James B. Hawkes
      Vice President and Trustee                                          Samuel L. Hayes, III
                                                                          Jacob H. Schiff Professor of Investment
      Robert B. MacIntosh                                                 Banking, Harvard University Graduate School
      Vice President and Portfolio Manager                                of Business Administration
      of Louisiana and North Carolina Municipals Portfolios
                                                                          Norton H. Reamer
      Timothy T. Browse                                                   President and Director, United Asset
      Vice President and Portfolio Manager                                Management Corporation
      of Alabama, Arkansas, Maryland, and
      Virginia Municipals Portfolios                                      John L. Thorndike
                                                                          Formerly Director, Fiduciary Company
      Cynthia J. Clemson                                                  Incorporated
      Vice President and Portfolio Manager
      of Georgia, Missouri, and Tennessee Municipals Portfolios           Jack L. Treynor
                                                                          Investment Adviser and Consultant
      Nicole Anderes
      Vice President and Portfolio Manager
      of Kentucky Municipals Portfolio

      Thomas M. Metzold
      Vice President and Portfolio Manager
      of Oregan Municipals Portfolio

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











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

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

Portfolio Investment Advisor
Boston Management and Research
24 Federal Street
Boston, MA 02110

Fund Administrator
Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

Transfer Agent
First Data Investor Services Group, Inc.
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110


Eaton Vance Municipals Trust
24 Federal Street
Boston, MA 02110


--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
                                                                  T-12CSRC-10/97